UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Janus Capital Group Inc.
(Name of Registrant as Specified In Its Charter)

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PRELIMINARY – SUBJECT TO COMPLETION

March [16], 2012

Dear Shareholder:

We cordially invite you to attend the Annual Meeting of Shareholders of Janus Capital Group Inc., which will be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado, Thursday, April 26, 2012, at 10:00 a.m., local time in Denver.

At the Annual Meeting, you will be asked to vote on proposals to (i) amend our Certificate of Incorporation to provide for the annual election of directors; (ii) elect three directors; (iii) ratify the appointment of our independent auditor; (iv) approve an amendment to the Janus 2010 Long-Term Incentive Stock Plan to increase the authorized number of common shares that may be issued under the plan and to increase individual grant limits; (v) approve, by non-binding vote, executive compensation ("say-on-pay vote"); (vi) consider, by non-binding vote, an independent chair policy requested by a Janus shareholder; and (vii) consider other business as may properly come before the meeting.

As you review these materials, please note the emphasis that our Board of Directors is placing on further aligning the interests of our named executive officers with our shareholders' long-term interests. We have continued to evaluate our compensation programs and, based in part on feedback we received from our shareholders, our Chief Executive Officer's compensation has changed in significant ways, including a more robust performance-based structure while maintaining an emphasis on equity-based compensation.

Pursuant to the rules of the Securities and Exchange Commission, we have elected to provide access to our proxy materials over the Internet. Accordingly, we will mail, on or before March [16], 2012, a Notice of Internet Availability of Proxy Materials ("Notice") to our shareholders of record and beneficial owners as of the close of business on March 1, 2012, the record date for the Annual Meeting. On the date of mailing of the Notice, all shareholders and beneficial owners will have the ability to access all of the proxy materials on the following websites: www.proxyvote.com and http://ir.janus.com/sec.cfm.

The Notice will also identify (i) the date, time and location of the Annual Meeting; (ii) the matters to be acted upon at the Annual Meeting and the recommendation of our Board of Directors with regard to such matters; (iii) a toll-free telephone number, an email address and a website where shareholders can request a paper or email copy of the Proxy Statement and a form of proxy relating to the Annual Meeting; (iv) information about how to access and vote the form of proxy; and (v) information about how to obtain directions to attend the Annual Meeting and vote in person. These proxy materials will be available free of charge.

Your vote is important.    We encourage you to access and read the proxy materials and vote promptly. If you attend the Annual Meeting, you may vote in person even if you previously voted by proxy. Thank you for your interest and support.

                      Sincerely,

                      Steven L. Scheid
                       Chairman of the Board

PROXY STATEMENT TABLE OF CONTENTS

Page
Pension Benefits	60
Termination and Change-in-Control Arrangements with Named Executive Officers	61
Proposal No. 4 – Approval and Adoption of an Amendment to the Janus 2010 Long Term Incentive Stock Plan to Increase Authorized Shares and Certain Amendment	67
Equity Compensation Plan Information	77
Proposal No. 5 – Non-Binding Advisory Vote to Approve Executive Compensation (Say on Pay Vote)	78
Item No. 6 – Shareholder Proposal for Independent Chairman Policy	81
Legal Proceedings	83
Section 16(A) Beneficial Ownership Reporting Compliance	83
Shareholder Proposals for the 2013 Annual Meeting	83
Householding	83
Appendix [A] – Proposed Amendment to Certificate of Incorporation	85
Appendix [B] – Lipper Chart	86
Appendix [C] – Amendment to Janus 2010 Long Term Stock Incentive Plan	88

ii

PRELIMINARY – SUBJECT TO COMPLETION

JANUS CAPITAL GROUP INC.
151 Detroit Street
Denver, Colorado 80206

PROXY STATEMENT

This Proxy Statement, which was available to shareholders as of March [16], 2012, is in connection with the solicitation of proxies by the Board of Directors of Janus Capital Group Inc. ("Board" or "Board of Directors") for the Annual Meeting of Shareholders ("Annual Meeting") to be held Thursday, April 26, 2012, at 10:00 a.m., local time in Denver. In this Proxy Statement, we may refer to Janus Capital Group Inc. as the "Company," "Janus," "we," "us" or "our."

In accordance with rules and regulations of the U.S. Securities and Exchange Commission ("SEC"), instead of mailing a printed copy of our proxy materials to each shareholder of record or beneficial owner, we are furnishing proxy materials, which include this Proxy Statement, to our shareholders over the Internet. If you have received a Notice of Internet Availability of Proxy Materials ("Notice") by mail, you will not receive a printed copy of the proxy materials unless you have previously made a permanent election to receive these materials in hard copy. Instead, the Notice will instruct you as to how you may access and review all of the important information contained in the proxy materials. The Notice also instructs you as to how you may submit your proxy over the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions in the Notice for requesting such materials.

The Notice will be available to shareholders on or before March [16], 2012.

Voting Information

  Record date

The record date for the Annual Meeting was March 1, 2012 ("Record Date"). You may vote all shares of Janus common stock that you owned as of the close of business on that date. On March 1, 2012, [186,165,509] shares of common stock were outstanding and entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on each matter to be voted on at the Annual Meeting.

  Votes required to conduct business at the Annual Meeting

We need a majority of the shares of common stock issued and outstanding on the Record Date, present in person or by proxy and entitled to vote, to conduct business at the Annual Meeting or at any adjournment or postponement.

  If you do not submit your proxy or attend the Annual Meeting, only ratification of our independent auditor may be voted on by your broker-dealer

Many shareholders hold stock in street name through a broker-dealer or other nominee. Most broker-dealers are members of the Financial Industry Regulatory Authority (formerly known as the National Association of Securities Dealers), which generally does not allow them to vote shares held in street name unless they are permitted to do so under the rules of a national securities exchange to which they belong.

Under the rules of the New York Stock Exchange ("NYSE"), NYSE member brokers who do not receive instructions from beneficial owners are not entitled to vote on any of the proposals presented in this Proxy Statement, except with respect to the ratification of the appointment of Deloitte & Touche LLP ("Deloitte") as our independent auditor for 2012. See "Proposals You May Vote On" (on page [6]) for further information.

  Voting to abstain

With regard to the proposals, you can vote to "abstain." If you vote to "abstain" for any proposal other than for the election of directors, your shares will be counted as present at the meeting for purposes of that proposal and your vote will have the effect of a vote against the proposal. Shares voting to "abstain" for one or more director nominees will have no effect on the director vote.

  Votes required for each proposal

Charter Amendment.    Under our Certificate of Incorporation, the affirmative vote of at least 70 percent of the outstanding shares of Janus common stock is required to approve the amendment to our Certificate of Incorporation ("Charter Amendment") that would provide for the phased-in elimination of the classification of the Board of Directors and the annual election of all directors, resulting in all Board members being elected on an annual basis on and after the 2014 annual shareholders meeting. Brokers do not have discretionary authority to vote shares on this proposal without direction from the beneficial owner. Abstentions and broker non-votes, if any, have the same effect as a vote against this proposal.

Director Election.    Under our Bylaws, each director in an uncontested election is elected by a majority of votes cast with respect to that director. A majority of the votes cast means that the number of shares voted "for" a director must exceed the number of votes cast "against" that director. If a current director does not receive a majority of the votes cast, the director shall offer to tender his or her resignation to the Board of Directors. The Nominating and Corporate Governance Committee ("Nominating Committee") will make a recommendation to the Board of Directors on whether to accept or reject the offer of resignation, or whether other action should be taken. The Board of Directors will act on the Nominating Committee's recommendation and publicly disclose its decision within 90 days from the date of the certification of the election results. Abstentions have no effect on this proposal. Brokers do not have discretionary authority to vote shares on this proposal without direction from the beneficial owner, and broker non-votes will not count as votes cast and will therefore have no effect on the vote of this proposal.

Amended LTI Plan.    The affirmative vote of a majority of the shares of common stock represented in person or by proxy at the Annual Meeting and entitled to vote on the proposal is required for the approval of the amendment to the Janus 2010 Long Term Incentive Stock Plan ("Amended 2010 LTI Plan"). Under NYSE rules, the total votes cast on the Amended 2010 LTI Plan proposal must also represent more than 50 percent of the voting power of the total outstanding shares of Janus common stock, which is referred to as the "Outstanding Votes." Votes "for" and "against" and abstentions count as votes cast, while broker non-votes do not count as votes cast but count as Outstanding Votes. Thus, to obtain approval of the Amended 2010 LTI Plan, the total sum of votes "for" plus votes "against" plus abstentions (which is referred to as the "NYSE Votes Cast") must be greater than 50 percent of the total Outstanding Votes. Further, the number of votes "for" the proposal must be greater than 50 percent of the NYSE Votes Cast. Accordingly, abstentions have the same effect as a vote against the proposal. Brokers do not have discretionary authority to vote shares without direction from the beneficial owner. Thus, broker non-votes could impair our ability to satisfy the requirement that the NYSE Votes Cast represent more than 50 percent of the Outstanding Votes.

Other Proposals.    The affirmative vote of a majority of the shares of common stock represented in person or by proxy at the Annual Meeting and entitled to vote on the proposal is required for (i) the ratification of the appointment of Deloitte as our independent auditor for 2012; (ii) the vote to approve, by non-binding vote, executive compensation ("say-on-pay vote"); and (iii) a shareholder proposal on the adoption of an independent chair policy. Abstentions have the same effect as a vote against these proposals. Brokers do not have discretionary authority to vote shares without direction from the beneficial owner, except with respect to the ratification of the appointment of Deloitte as our independent auditor. Broker non-votes, if any, will have no effect on the adoption of these proposals.

  Voting recommendations

The Board of Directors recommends that you vote FOR the amendment to our Certificate of Incorporation to provide for the annual election of directors; FOR the election of each nominee for director named; FOR the ratification of the appointment of our independent auditor; FOR the Amended 2010 LTI Plan; and FOR the advisory proposal on executive compensation. The Board of Directors has chosen to remain NEUTRAL on the advisory proposal for an independent chair policy requested by a Janus shareholder.

  How to vote

As described in the Notice, you may vote by proxy or in person at the Annual Meeting. You may vote by proxy even if you plan to attend the Annual Meeting.

Voting by Proxy.    If you hold shares in your name as a holder of record, you can vote your shares (i) over the Internet at www.proxyvote.com until 11:59 p.m. EDT on April 25, 2012; (ii) by telephone, toll-free at 1-800-690-6903 until 11:59 p.m. EDT on April 25, 2012; or (iii) by requesting a paper proxy card in accordance with the instructions contained in the Notice, and then completing, signing and dating the proxy card and returning it so that it is received by 11:59 p.m. EDT on April 25, 2012. If you hold your shares through a securities broker or nominee (that is, in "street name"), you may vote your shares by proxy in the manner prescribed in the Notice provided to you by such broker or nominee. Many brokers and nominees permit proxy voting by telephone and the Internet.

Voting at the Annual Meeting.    Submitting your proxy prior to the Annual Meeting does not limit your right to vote in person at the Annual Meeting if you decide to do so. If you wish to vote in person at the Annual Meeting, we will pass out written ballots for such purpose as requested; however, if you hold your shares in street name, you must obtain a legal proxy from your broker or nominee and bring it to the Annual Meeting to vote in person at the Annual Meeting. Directions to the Annual Meeting from Denver International Airport are as follows:

  •
  Take Pena Boulevard to I-70 westbound.
  •
  Take the Colorado Boulevard exit (Exit 276B).
  •
  Turn left (south) onto Colorado Boulevard.
  •
  Turn right (west) onto E. 1st Avenue.
  •
  Turn right (north) onto Clayton Lane; go 1/2 block to the JW Marriott at 150 Clayton Lane.

  Revoking your proxy

You can revoke your proxy at any time before your shares are voted at the Annual Meeting by (i) delivering a written notice of revocation to the General Counsel and Secretary, Janus Capital Group Inc., 151 Detroit Street, Denver, Colorado 80206; (ii) completing, signing and timely submitting a new proxy card with a later date; or (iii) voting in person at the Annual Meeting. Merely attending the Annual Meeting will not revoke your proxy.

  Returning your proxy without indicating your vote

If you return a signed proxy card without indicating your vote and do not revoke your proxy, your shares will be voted as follows: FOR the amendment to our Certificate of Incorporation to provide for the annual election of directors; FOR the election of the nominees for directors; FOR the ratification of the appointment of Deloitte as independent auditor of the Company for 2012; FOR the Amended 2010 LTI Plan; FOR the approval of executive compensation; and, at the discretion of the person voting the proxy, on any other matter properly brought before the Annual Meeting. Your shares would not be considered voted on the independent chairman shareholder proposal.

  No appraisal rights

A shareholder has no right under Delaware law, our Certificate of Incorporation or our Bylaws to exercise dissenters' rights of appraisal with respect to any of the matters to be voted upon at the Annual Meeting.

  Other matters to be decided at the Annual Meeting

All of the matters we knew about as of the Record Date to be brought before the Annual Meeting are described in this Proxy Statement. If any matters were to properly come before the Annual Meeting that are not specifically set forth on your proxy card and in this Proxy Statement, the persons appointed by the Company to vote the proxies would vote on such matters at their discretion.

  Postponement or adjournment of the Annual Meeting

If the Annual Meeting were to be postponed or adjourned, your proxy would still be valid and may be voted at the postponed or adjourned meeting in the manner described in this Proxy Statement. You would still be able to revoke your proxy until it was voted.

  Attendance at the Annual Meeting

You will need proof of ownership to enter the Annual Meeting. If your shares are held beneficially in the name of a bank, broker or other holder of record and you plan to attend the Annual Meeting, you must present proof, such as a bank or brokerage account statement, of your ownership of Janus stock as of March 1, 2012, to be admitted to the Annual Meeting. At the Annual Meeting, representatives of Janus will also confirm your shareholder status. Shareholders must also present a form of personal identification to be admitted to the Annual Meeting. NO CAMERAS, RECORDING EQUIPMENT, ELECTRONIC DEVICES, BAGS, BRIEFCASES, PACKAGES OR SIMILAR ITEMS WILL BE PERMITTED AT THE ANNUAL MEETING.

  Special instructions apply for employee plan shares

Each participant in the Employee Stock Ownership Plans ("ESOPs") of Janus and Kansas City Southern ("KCS") may instruct the trustee of these ESOPs on how to vote the shares of Janus common stock held on behalf of the participant. The trustee of each ESOP must receive your voting instructions for the common stock allocated to your ESOP account before April 25, 2012. If the trustee for the KCS ESOP does not receive your voting instructions before that date, your ESOP shares will not be voted. If the trustee for the Janus ESOP does not receive your voting instructions before April 25, 2012, it will vote those shares, subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended, in the same proportion as the voting instructions that it receives from other Janus ESOP account holders. You may vote your shares (i) over the Internet at www.proxyvote.com until 11:59 p.m. EDT on April 25, 2012; (ii) by telephone, toll-free at 1-800-690-6903 until 11:59 p.m. EDT on April 25, 2012; or (iii) by requesting a paper proxy card from Janus in accordance with the instructions contained in the

Notice and completing, signing and dating the proxy card and returning it so that it is received by April 25, 2012.

On March 1, 2012, there were [1,952,022] outstanding Janus shares in the Janus ESOP and [403,394] outstanding Janus shares in the KCS ESOP.

Cost of Proxy Solicitation

We will pay the expenses of preparing the Notice and other proxy materials and the solicitation by the Board of Directors of your proxy. Our directors, officers and employees (who will receive no additional compensation for soliciting) and Georgeson Inc. may solicit your proxy by telephone or other means. We will pay Georgeson Inc. a fee of $12,000 plus expenses and will reimburse brokers for costs they incur in mailing the Notice and any other proxy materials.

 PROPOSALS YOU MAY VOTE ON

Proposal No. 1: Approval of an Amendment to Our Certificate of Incorporation to Provide for the Annual Election of Our Directors

At the Annual Meeting you will be asked to approve an amendment to our Certificate of Incorporation ("Charter Amendment") that would provide for the phased-in elimination of the classification of the Board of Directors and the annual election of all directors, resulting in all Board members being elected on an annual basis on and after the 2014 annual shareholders meeting.

Proposal No. 2: Election of Directors

At the Annual Meeting you will be asked to elect to the Board of Directors Timothy K. Armour, J. Richard Fredericks, and Lawrence E. Kochard. Subject to Proposal No. 1 (declassification of the Board of Directors) being approved by 70 percent or more of our outstanding shares, the director nominees will be elected to one-year terms and will hold office until the 2013 annual shareholders meeting or until their successors are elected and qualified. If Proposal No. 1 is not approved by 70 percent or more of our outstanding shares, then the director nominees will be elected to three-year terms and will hold office until the 2015 annual shareholders meeting or until their successors are elected and qualified.

Proposal No. 3: Ratification of the Appointment of Deloitte & Touche LLP as Independent Auditor

At the Annual Meeting you will be asked to ratify the Audit Committee's appointment of Deloitte as the Company's independent auditor for fiscal year 2012. Deloitte has served as our independent auditor since 2002.

Proposal No. 4: Approval of an Amendment to the Janus 2010 Long-Term Incentive Stock Plan to Increase Authorized Shares and Other Amendment

At the Annual Meeting you will be asked to approve an amendment to the Janus 2010 Long-Term Incentive Plan to increase the authorized number of common shares that may be issued under the plan by [9,000,000] and to increase the maximum number of common shares that may be granted to any one participant during any calendar year from 650,000 to 1,000,000.

Proposal No. 5: Non-Binding Advisory Vote to Approve Executive Compensation

At the Annual Meeting you will be asked to provide an advisory vote to approve the compensation of our named executive officers.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" EACH OF THE PROPOSALS LISTED ABOVE

Shareholder Proposal (Item No. 6) – Non-Binding Advisory Vote on Independent Chairman Policy

At the Annual Meeting you will be asked to provide an advisory vote on a Janus shareholder's proposal that asks the Board of Directors to adopt a policy that the Chairman of the Board be an independent director according to the definition set forth in the NYSE listing standards (or applicable exchange rule on independence). Our Chairman of the Board of Directors, Mr. Steven L. Scheid, and our Chairman-elect, Mr. Glenn S. Schafer, are both independent under the NYSE rules.

    THE BOARD OF DIRECTORS HAS DETERMINED TO REMAIN NEUTRAL ON THE ABOVE SHAREHOLDER PROPOSAL AND TO MAKE NO VOTING RECOMMENDATION

    The foregoing are only summaries of the proposals. You should review the full discussion of each proposal in this Proxy Statement before casting your vote.

PROPOSAL NO. 1: APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO PROVIDE FOR THE ANNUAL ELECTION OF OUR DIRECTORS

The Board of Directors has approved, and recommends your approval of, the amendment to our Certificate of Incorporation that would provide for the phased-in elimination of the classification of the Board of Directors and the annual election of all directors ("Charter Amendment").

Our Board of Directors is currently divided into three classes, and members of each class are elected to serve for staggered three-year terms. If the amendment is adopted, directors elected prior to the Annual Meeting will complete their three-year terms and thereafter, such directors or their successors would be elected to one-year terms. Therefore, beginning with the 2014 annual shareholders meeting, the declassification of the Board of Directors would be complete and all directors would be subject to annual election.

The Board of Directors recognizes that a classified structure may offer several advantages, such as promoting Board continuity and stability, encouraging directors to take a long-term perspective, and reducing a company's vulnerability to coercive takeover tactics. The Board of Directors also recognizes, however, that a classified structure may appear to reduce directors' accountability to shareholders since such a structure does not enable shareholders to express a view on each director's performance by means of an annual vote. Declassifying the Board of Directors will enable shareholders to evaluate and elect all directors on an annual basis. The Board of Directors also believes that implementing annual elections for all directors would support our ongoing effort to adopt "best practices" in corporate governance as the Board of Directors noted that many U.S. public companies have eliminated their classified Board structures in recent years.

The Board of Directors concluded that the Charter Amendment is in the best interests of the Company and our shareholders. Approval of the Charter Amendment will cause Sections A, B and C of the Fifth Article of the Certificate of Incorporation to be amended. A copy of Sections A, B and C of the Fifth Article as it is proposed to be amended is attached to this Proxy Statement as Appendix [A]. If the Charter Amendment is approved by our shareholders, the Board of Directors will also make conforming changes to the Company's Bylaws and Corporate Governance Guidelines to phase out the classification of the Board of Directors. If the proposed Charter Amendment is not approved, the Board of Directors will remain classified; the election of our three director nominees to a three-year term will proceed under the Certificate of Incorporation as currently in effect; and the Certificate of Incorporation, Bylaws and Corporate Governance Guidelines will not be revised.

Vote Required for Approval

The affirmative vote of the holders of at least 70 percent of the issued and outstanding shares of common stock entitled to vote generally is required for approval of this proposal. Abstentions and broker non-votes will have the same effect as a vote "against" this proposal.

Recommendation

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS
    VOTE "FOR" THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO
    PROVIDE FOR THE ANNUAL ELECTION OF DIRECTORS

PROPOSAL NO. 2: ELECTION OF DIRECTORS

Our Board of Directors currently has 12 directors divided into three classes, with each class serving for a three-year term. Effective upon the retirement of Steven L. Scheid and Robert T. Parry on April 26, 2012 and April 25, 2012, respectively, the Board will be reduced to 10 members with no vacancies pursuant to resolutions adopted by our Board in accordance with our Bylaws.

If Proposal No. 1 is approved by 70 percent or more of our outstanding common shares, then our director nominees, Messrs. Timothy K. Armour, J. Richard Fredericks and Lawrence E. Kochard, are considered nominated for election as directors of the Company for one-year terms and, if elected, will hold office until the 2013 annual shareholders meeting or until their successors are elected and qualify. If Proposal No. 1 is not approved by 70 percent or more of our outstanding common shares, then the director nominees are nominated for election as directors of the Company for a three-year term and, if elected, will hold office until the 2015 annual shareholders meeting or until their successors are elected and qualified.

The director nominees, Messrs. Armour, Fredericks and Kochard, are current directors of the Company. Each nominee has indicated that he would serve if elected. We do not anticipate that Messrs. Armour, Fredericks or Kochard would be unable to stand for election, but if that were to happen, the Board of Directors may reduce the size of the Board, designate a substitute or leave a vacancy unfilled. If a substitute is designated, proxies voting on the original director candidate will be cast for the substituted candidate.

Information about Nominees and Other Directors

  Nominees for election to the Board of Directors

Timothy K. Armour, age 63, has been a director of the Company since March 2008 and served as Interim Chief Executive Officer ("Interim CEO") of the Company from July 2009 until February 1, 2010. He serves as a director of AARP Services Inc. (a non-profit organization for retired persons) and as the independent chairman of AQR Funds' Board of Trustees (a mutual fund investment company). In May 2010, Mr. Armour was appointed a director of ETF Securities, a private offshore issuer of exchange traded funds and commodities located in the Channel Islands. He was Managing Director of Morningstar Inc. from 2000 until his retirement in March 2008. Mr. Armour was Morningstar Inc.'s President from 1999 to 2000 and its Chief Operating Officer from 1998 to 1999. Morningstar provides investment research, including stock and fund analysis, reports and tools as well as company, investing and financial news. From 1992 to 1998, he served as President of the Mutual Funds Division of Stein Roe & Farnham, Inc.

In determining that Mr. Armour should serve as a director of the Company, the Board of Directors identified Mr. Armour's extensive oversight experiences related to mutual fund and other asset management companies, domestic and international distribution channels, evaluation of investment products and investment performance, and general executive management as an executive officer at Morningstar and Stein Roe & Farnham.

J. Richard Fredericks, age 66, has been a director of the Company since October 2006. He also serves as Managing Director of the money management firm Main Management LLC, as a director of Cadence Bancorp LLC (a bank holding company f/k/a Community Bancorp LLC) and Chambers & Chambers Wine Merchants, LLC (an importer and distributor of fine wines), and serves on the boards of several non-profit organizations. From 1977 to 1999, he worked at Banc of America Securities (formerly Montgomery Securities), initially as a partner and later as Senior Managing Director. From 1999 to 2001, he served as U.S. Ambassador to both Switzerland and Liechtenstein, and from February 2003 to April 2006, he served as a director for Chiron Corporation until it was acquired by Novartis International AG.

In determining that Mr. Fredericks should serve as a director of the Company, the Board of Directors identified Mr. Fredericks' extensive experiences related to investment management, security analyst, investment banking while at Banc of America Securities and corporate oversight as a member of several boards of directors.

Lawrence E. Kochard, age 55, has been a director of the Company since March 2008. Mr. Kochard is the Chief Executive Officer of the University of Virginia Investment Management Company and has been a member of the Investment Advisory Committee of the Virginia Retirement System since March 2011. He previously served as the Chairman of the College of William & Mary Investment Committee until October 2011. From 2004 to 2010, he was the Chief Investment Officer for Georgetown University and Managing Director of Equity and Hedge Fund Investments for the Virginia Retirement System from 2001 to 2004. Mr. Kochard worked as an Assistant Professor of Finance at the McIntire School of Commerce at the University of Virginia from 1999 to 2001. He started his career in financial analysis and planning, corporate finance and capital markets for E.I. DuPont de Nemours and Company, Fannie Mae and The Goldman Sachs Group, Inc. Mr. Kochard holds the Chartered Financial Analyst designation and a Ph.D. in Economics.

In determining that Mr. Kochard should serve as a director of the Company, the Board of Directors identified Mr. Kochard's extensive experiences related to investment management, investment adviser oversight, general executive management and his economic-focused academic background while a senior executive officer on the investment teams of University of Virginia, Georgetown University, Virginia Retirement System, Fannie Mae and The Goldman Sachs Group.

Vote Required for Approval

For a nominee to be elected, the number of shares voted "for" the nominee must exceed the number of votes cast "against" the nominee. Abstentions and broker non-votes, if any, have no effect on this proposal.

Recommendation

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE ABOVE NOMINEES

  Directors continuing in office – terms expiring in 2013

G. Andrew Cox, age 67, has been a director of the Company since October 2002. Mr. Cox served as Vice President of investments and portfolio manager at Founders Family of Mutual Funds from 1976 to 1988, and as a portfolio and security analyst for Berger Associates from 1972 to 1976. Mr. Cox also served as a director of Montgomery Partners and as a Trustee of The Montgomery Funds, The Montgomery Funds II and The Montgomery Funds III from 1989 until 2004. He served as a visiting professor at the Daniels College of Business, University of Denver from 1999 to 2011, and as an adjunct professor at the Daniels College of Business, University of Denver from 1995 to 1999. Mr. Cox has served on the boards of several non-profit organizations and currently serves as Treasurer and member of the board of directors for the Rocky Mountain Children's Choir.

In determining that Mr. Cox should serve as a director of the Company, the Board of Directors identified Mr. Cox's extensive investment management, mutual fund and investment adviser oversight background as a senior member of the investment teams for Founders Family, Berger Associates and Montgomery Partners, and general executive management experience as a senior executive officer at Founders Family.

Deborah R. Gatzek, age 63, has been a director of the Company since March 2004. She is a securities law attorney and serves on the boards of three non-profit organizations. She served as Chief Counsel to the Mutual Fund and Broker Dealer subsidiaries of ING Americas (an investment management firm) from 2001 to 2003. She was a partner in Stradley, Ronan, Stevens & Young, a law firm, from 2000 to 2001, and she served as Senior Vice President and General Counsel of Franklin Resources, Inc. (an investment management firm) from 1983 through 1999. She also served as special counsel for the Securities and Exchange Commission and regional counsel for FINRA.

In determining that Ms. Gatzek should serve as a director of the Company, the Board of Directors identified Ms. Gatzek's extensive background related to mutual fund, broker-dealer, investment adviser and corporate governance oversight in her role as the chief legal adviser at ING Americas and Franklin Resources; as a partner at Stradley, Ronan, Stevens & Young; and as special counsel for the Securities and Exchange Commission. The Board of Directors also considered her legal, academic and general executive management experiences in senior and executive positions at ING Americas; Franklin Resources; and Stradley, Ronan, Stevens & Young. Ms. Gatzek also provides the Board of Directors with extensive experience in the analysis of public company filings, disclosures and financial statements, as well as business practices and strategies.

Jock Patton, age 66, has been a director of the Company since March 2007. He is also a director of JDA Software Group, Inc. Mr. Patton was non-executive Chairman of Swift Transportation Co., Inc. ("Swift," a freight transportation service provider) from October 2005 until May 2007 and served as a director of Swift from March 2004 until May 2007. He was the independent Chairman of ING Funds Unified Board of Trustees from 2004 until June 2007 (a mutual fund investment company); Chief Executive Officer and director of Rainbow Multimedia Group, Inc. from 1999 to 2001; and President and co-owner of StockVal, Inc. from 1992 to 1997. From 1972 to 1992, Mr. Patton practiced corporate and securities law.

In determining that Mr. Patton should serve as a director of the Company, the Board of Directors identified Mr. Patton's mutual fund and investment adviser oversight background as a board member and/or senior executive officer of ING Funds, Rainbow Multimedia Group and StockVal, Inc.; corporate oversight as a member of several boards of directors and committees; and his legal and general executive management experiences as a senior executive officer at Rainbow Multimedia Group, StockVal, Inc. and a law firm partner practicing corporate and securities law.

Richard M. Weil, age 48, has served as Chief Executive Officer ("CEO") and a director of the Company since February 1, 2010. He is also a member of the Company's Executive Committee, Janus Capital Management LLC's ("JCM") Executive Committee, INTECH Investment Management LLC's ("INTECH") board of directors and Perkins Investment Management LLC's ("Perkins") board of directors. Mr. Weil previously served as the global head of Pacific Investment Management Company LLC ("PIMCO") Advisory, was a member of the executive committee of PIMCO (an investment management firm) and was a member of the board of trustees for the PIMCO funds from February 2009 until joining Janus in February 2010. He served as PIMCO's Chief Operating Officer from 2000 to 2009, during which time he led the development of PIMCO's global business; founded PIMCO's German operations; was responsible for PIMCO's operations, technology, fund administration, finance, human resources, legal, compliance and distribution areas; and managed PIMCO's non-U.S. offices. Mr. Weil served as general counsel for PIMCO Advisors LP from January 1999 through August 2000. Prior to joining PIMCO, Mr. Weil was with Bankers Trust Global Asset Management from 1994 through 1995 and the law offices of Simpson Thacher & Bartlett LLP in New York from September 1989 until 1994. He previously chaired the asset management industry group within the Security Industry and Financial Markets Association ("SIFMA") and was a member of SIFMA's board of directors until 2010.

In determining that Mr. Weil should serve as a director of the Company, the Board of Directors believes that the CEO of the Company should be a member of the Board of Directors and identified Mr. Weil's extensive business and legal experiences in the investment management industry; his general executive management experience as a senior executive officer at PIMCO and Bankers Trust Global Asset Management; and as a lawyer for Simpson Thacher & Bartlett LLP. The Board of Directors also considered his extensive experience in the development and oversight of public company global operations.

  Directors continuing in office – terms expiring in 2014

Paul F. Balser, age 70, has been a director of the Company since June 2000. He served as lead director until January 2006 at which time he began serving as the presiding director for all executive sessions of the Board of Directors, which role will terminate in April 2012. He has been a partner of Ironwood Partners, LLC since December 2001; a partner of Ironwood Manufacturing Fund LP since July 2003; and a partner of Ironwood Management Partners Fund II, LP since October 2007. Mr. Balser has been a director of Tweedy, Browne Funds Inc. (a mutual fund investment company) since 2000 as well as several private companies. He was a partner of Generation Partners, L.P. from August 1995 to September 30, 2004. Except for Tweedy, Browne Funds Inc., all of the above-referenced firms are investment firms specializing in privately negotiated equity transactions. He was a partner of Centre Partners, L.P., which also specialized in privately negotiated equity and venture capital investments, from September 1986 through July 1995.

In determining that Mr. Balser should serve as a director of the Company, the Board of Directors identified Mr. Balser's extensive experiences related to investment management, private equity, general executive management at Ironwood Partners and Tweedy, Browne Funds, and his service on the board of directors of more than 25 public and private companies during his career.

Jeffrey J. Diermeier, age 59, has been a director of the Company since March 2008. Mr. Diermeier is a director of the University of Wisconsin Foundation (a non-profit fundraising corporation) and chairman of its Investment Committee. At the end of 2010, he became an owner and Chairman of L.B. White Company (a heating equipment manufacturer) in Onalaska, Wisconsin. He is also a minority-owner and advisory board member of Stairway Partners, LLC (a registered investment adviser located in Chicago), and in January of 2011 became a director of Adams Street Partners (a private equity firm located in Chicago). In January 2009, he became a trustee of the Board of the Financial Accounting Foundation, which oversees the Financial Accounting Standards Board, and he is a member of the Focus Advisory Board. From 2005 until January 2009, he served as President and Chief Executive Officer of the CFA Institute (a non-profit educational organization for investment professionals) in Charlottesville, Virginia, and was a member of the CFA Institute's Board of Governors. Between 1975 and 2004, Mr. Diermeier served in a number of capacities in the Global Asset Management division of UBS and predecessor organizations, primarily Brinson Partners, Inc., beginning as an equity analyst and culminating as its Global Chief Investment Officer from 2000 to 2004. Mr. Diermeier holds the Chartered Financial Analyst designation.

In determining that Mr. Diermeier should serve as a director of the Company, the Board of Directors identified Mr. Diermeier's extensive oversight experiences related to financial reporting and corporate governance standards as a trustee of the Board of Financial Accounting Foundation, portfolio manager and analyst credentials while at CFA Institute, mutual fund and investment adviser oversight while at UBS, corporate oversight as a member of several boards of directors and committees, and general executive management while at CFA Institute and UBS.

Glenn S. Schafer, age 62, has been a director of the Company since December 2007 and will become Chairman of the Board of Directors effective April 27, 2012. Mr. Schafer is also a director of Fulcrum BioEnergy (an alternative energy development company); Skilled Healthcare Group, Inc. (a holding company with subsidiaries that operate nursing and assisted living facilities); the Michigan State University Foundation (a non-profit fundraising corporation); and GeoOptics LLC (a weather satellite manufacturer). Mr. Shafer served as Vice Chairman of Pacific Life Insurance Company ("Pacific Life") from April 2005 until his retirement in December 2005. He was a member of Pacific Life's board of directors and President of Pacific Life from 1995 to 2005. He was Executive Vice President and Chief Financial Officer of Pacific Life from 1991 to 1995. From 2006 to 2007, he served on the board of directors for Scottish Re Group.

In determining that Mr. Schafer should serve as a director of the Company, the Board of Directors identified Mr. Schafer's extensive accounting and financial background as a former Chief Financial Officer at Pacific Life, investment and capital management experience as a senior executive and board member of Pacific Life, corporate oversight as a member of several boards of directors and committees, and general executive management experience as a senior executive and board member of Pacific Life.

  Retiring Directors – Retirement in April 2012

Steven L. Scheid, age 58, has been Chairman of the Board of Directors of the Company since January 2004 and a director of the Company since December 2002. Mr. Scheid will retire from the Board of Directors effective April 26, 2012. He is also a director of Blue Nile Inc. (an online jewelry retailer). He was CEO of the Company from April 2004 until the end of 2005. Mr. Scheid was a director of The PMI Group, Inc. (a private mortgage insurer) from 2002 to 2009 and Vice Chairman of The Charles Schwab Corporation and President of the Schwab Retail Group from 2000 to 2002. He also served as the Chief Financial Officer of The Charles Schwab Corporation from 1996 through 1999 and was Chief Executive Officer of Charles Schwab Investment Management from 1998 to 2000. From 2001 to 2002, Mr. Scheid served as the Federal Reserve Bank of San Francisco's representative on the Federal Advisory Council in Washington, D.C., advising the Federal Reserve System on economic, banking and regulatory issues.

In determining that Mr. Scheid should serve as a director of the Company, the Board of Directors identified Mr. Scheid's extensive accounting and financial background as a senior executive officer at The Charles Schwab Corporation and the Federal Reserve Bank; knowledge of Janus and its subsidiaries as a former CEO of Janus; investment, capital and risk management oversight as a senior executive officer at the Company, The Charles Schwab Corporation and the Federal Reserve Bank; corporate oversight as a member of several boards of directors and committees; and his general executive management experience as a senior executive officer at the Company and The Charles Schwab Corporation.

Robert T. Parry, age 72, has been a director of the Company since March 2005 and will retire from the Board of Directors effective April 25, 2012, due to meeting the retirement age of 72 years of age under our corporate governance guidelines. Mr. Parry is also a director of PACCAR Inc. (a commercial truck manufacturer) and a director of the National Bureau of Economic Research (a non-profit economic research organization). Mr. Parry served as President and Chief Executive Officer of the Federal Reserve Bank of San Francisco from 1986 to 2004 and was Chief Economist of Security Pacific Corporation from 1970 to 1986. Mr. Parry was a director of Countrywide Financial Corporation (a single-family home mortgage lender) from 2004 to 2008 and is a former President of the National Association of Business Economists.

In determining that Mr. Parry should serve as a director of the Company, the Board of Directors identified Mr. Parry's extensive expertise in economics and his academic and general executive management experiences as a senior executive officer with the Federal Reserve Bank and Security Pacific Corporation.

  Retired Directors (Retired in April 2011)

Landon H. Rowland, a director of the Company since June 2000, and Robert Skidelsky, a director of the Company since January 2001, retired from the Board of Directors effective April 27, 2011.

Board of Directors Independence Determination

The Board of Directors has established criteria for determining whether a director is independent from management. These criteria, which are included in the governance guidelines and are available on the Company's website at http://ir.janus.com/documents.cfm, incorporate the director independence criteria included in the NYSE corporate governance listing standards (the "NYSE Listing Standards"). Based on questionnaires completed by each director, the Board of Directors reviewed all relationships between each director and any member of his or her immediate family and the Company. Based on individual review and the definition of independence in the Company's corporate governance guidelines, the Board of Directors has affirmatively determined that it is currently composed of all independent directors except Mr. Richard M. Weil (our CEO). In addition, all members of the Audit, Compensation, Nominating, and Planning and Strategy committees are independent. Under the NYSE rules, Mr. Armour's service as our Interim CEO for approximately seven months did not preclude a determination that he is an independent director following completion of his service as Interim CEO.

Board of Directors Meetings and Committees

The Board of Directors met eight times during the 2011 fiscal year. Each incumbent director attended at least 75 percent of the aggregate of (i) the total number of meetings in 2011 of the Board of Directors (held during the period that he or she was a director), and (ii) the total number of meetings in 2011 of all committees of the Board of Directors on which he or she served (held during the period during which he or she was a director).

The Board of Directors' current standing committees include the following:

  Nominating and Corporate Governance Committee.    The Nominating Committee consists of five independent directors appointed by the Board of Directors to serve one-year terms. The members of the Nominating Committee are G. Andrew Cox, Deborah R. Gatzek, Robert T. Parry, Jock Patton and Glenn S. Schafer, each of whom is independent under the standards established by the Board of Directors and the NYSE. Mr. Parry is Chairman of the Nominating Committee. In connection with his retirement, Robert Parry will step down as a member and Chairman of the Nominating Committee on April 25, 2012. Effective April 27, 2012, Mr. Armour is expected to become a member and Chairman of the Nominating Committee and Mr. Schafer will step down as a member in connection with his appointment as Chairman of the Board. The Nominating Committee assists the Board of Directors in promoting the best interests of the Company and its shareholders through the implementation of sound corporate governance principles and practices. The functions performed by the Nominating Committee include (i) identifying individuals qualified to become Board of Directors members and recommending the director nominees to the Board of Directors for the next annual meeting of shareholders; (ii) reviewing the qualifications and independence of the members of the Board of Directors and various committees on a regular, periodic basis; (iii) recommending to the Board corporate governance guidelines and reviewing such guidelines on a regular basis to confirm that such guidelines and the Nominating Committee's charter remain consistent with sound corporate governance practices and with any legal, regulatory or NYSE requirements; and (iv) leading the Board of Directors in its annual review of the Board of Directors' performance. We believe that in order for our Board of Directors to effectively guide Janus to sustained, long-term success, it must be composed of individuals with sophistication and experience in the many disciplines that impact our business. We sell our products to retail, intermediary, institutional and international clients. To best serve these clients and our shareholders, we seek to ensure that our Board of Directors consists of directors who are highly sophisticated in, among other disciplines, domestic and international investment and asset management, finance, economic policy, and the legal and accounting regulations that impact our business. We also believe that the Board of Directors should include directors with experience running, overseeing or advising comparable companies in our industry at the chief executive officer and/or the director level.

  The Nominating Committee does not have a formal process for identifying and evaluating director nominees; however, the Nominating Committee in the past has engaged search firms to assist in identifying viable candidates. The Nominating Committee ensures that each director nominee satisfies at least the criteria set forth in the corporate governance guidelines. The Nominating Committee considers and evaluates the individual background and qualifications of each director nominee and the extent to which such background and qualifications might benefit the Company based on the size and composition of the Board of Directors at the time. In identifying nominees for director, as expressed in the Nominating Committee's charter, it is the policy of our Nominating Committee to seek talented and experienced candidates with professional backgrounds who support a balance of knowledge, experience, skills, expertise and diversity appropriate for the Board of Directors as a whole. We believe that our current Board members collectively possess diverse knowledge and experience in the disciplines that impact our business. Prior to nominating a new director candidate, our Nominating Committee considers the collective experience of the existing Board members. Based on this evaluation, the Nominating Committee nominates individuals who it believes can either strengthen the Board of Directors' sophistication and experience or further diversify the collective experience represented. Although the Board of Directors does not currently have a policy specifically addressing director diversity, the Nominating Committee, guided by the Nominating Committee's charter, generally assesses and considers the diversity of the Board of Directors and the effectiveness of its diversity prior to nominating any additional candidates for director. The Nominating Committee evaluates its current composition of Board members and reviews each Board member's and any Board candidate's experiences and professional background that impact our business, including domestic and international investment and asset management, finance, economic policy, legal and accounting regulations, and management oversight at the chief executive officer and/or director level. The Nominating Committee met six times during the 2011 fiscal year including executive sessions without management. The Nominating Committee operates pursuant to a written charter that was adopted by the Board of Directors and is available on the Company's website at http://ir.janus.com/documents.cfm.

  The Nominating Committee will consider director nominees recommended by shareholders under the same procedure used for considering director nominees recommended by management or other directors. A shareholder who desires to recommend a director nominee for consideration at next year's Annual Meeting should send a written statement to General Counsel and Secretary, Janus Capital Group Inc., 151 Detroit Street, Denver, Colorado 80206, no earlier than December 27, 2012, and no later than January 26, 2013. The nomination must be received before January 26, 2013, to enable the Company to include such director nomination in next year's proxy statement. As more fully set forth in Janus' Bylaws, the written notice should contain, among other items, (i) information regarding the nominating shareholder's ownership of Janus shares (including any derivative ownership); (ii) disclosure by such shareholder with respect to (a) any arrangement or agreement between such shareholder and the director nominee, and (b) such shareholder's intention to appear at the Annual Meeting for which the proxy relates and whether or not such shareholder intends to solicit proxies in favor of the director nominee; and (iii) biographical information regarding the director nominee of the type required by Regulation 14A under the Securities Exchange Act of 1934, as amended (and any other information that may be required to be disclosed in a proxy statement or otherwise by the SEC), and the delivery of a completed Janus director information questionnaire.

  Audit Committee.    The Audit Committee consists of five independent directors appointed by the Board of Directors to serve one-year terms. The members of the Audit Committee are Jeffrey J. Diermeier, J. Richard Fredericks, Deborah R. Gatzek, Robert T. Parry and Glenn S. Schafer, each of whom is independent under the standards established by the Board of Directors and the NYSE. Mr. Schafer is Chairman of the Audit Committee. In connection with his retirement, Robert Parry will step down as a member of the Audit Committee. Effective April 27, 2012, Mr. Diermeier will become Chairman of the Audit Committee, Mr. Balser will join the Audit Committee, and Mr. Schafer will step down from the

  Audit Committee in connection with his appointment as Chairman of the Board. The Audit Committee assists the Board of Directors in monitoring (i) the integrity of the Company's financial statements; (ii) the independent auditor's qualifications and independence; (iii) the performance of the Company's internal audit function and independent auditors; (iv) the Company's compliance with legal and regulatory requirements; (v) the Company's system of disclosure controls and system of internal controls over financial reporting; and (vi) the Company's risk management process. The Audit Committee has the authority to select and retain (subject to the ratification by the Company's shareholders), and terminate when appropriate, the Company's independent auditor. The Audit Committee is responsible for setting the independent auditor's compensation and overseeing the work of the independent auditor. It also pre-approves all audit services and all permitted non-audit services to be provided by the independent auditor. The Audit Committee oversees the resolution of disagreements between management and the independent auditor in the event that they arise. The Board of Directors has determined that each member of the Audit Committee meets the experience requirements of the NYSE and that Ms. Gatzek and Messrs. Diermeier, Fredericks, Parry and Schafer qualify as "audit committee financial experts" under the applicable SEC regulations. No member of the Audit Committee serves on an audit committee of more than two other public companies. The Audit Committee met six times during the 2011 fiscal year including executive sessions without management. The Audit Committee operates pursuant to a written charter that was adopted by the Board of Directors and is available on our website at http://ir.janus.com/documents.cfm.

  Compensation Committee.    The Compensation Committee consists of five independent directors appointed by the Board of Directors to serve one-year terms. The members of the Compensation Committee are Timothy K. Armour, Paul F. Balser, G. Andrew Cox, Lawrence E. Kochard, and Jock Patton, each of whom is independent under the standards established by the Board of Directors and the NYSE. Mr. Patton is Chairman of the Compensation Committee. Effective April 27, 2012, Mr. Balser will step down as a member of the Compensation Committee and will join the Audit Committee. The Compensation Committee is appointed to discharge the Board's responsibility relating to the determination of compensation of the Company's independent directors and certain executive officers, and the review and approval of the compensation policy recommended by management with respect to all other employees. The Compensation Committee has the power to (i) authorize and determine all compensation and compensation plans for the senior executive officers; (ii) oversee and administer the incentive compensation plans of the Company in accordance with the power and authority granted under such plans; (iii) determine any incentive allowances to be made to officers and staff of the Company; (iv) determine, subject to ratification by the majority of independent directors, the compensation package for non-employee directors; and (v) identify and monitor risks that could threaten Janus' value or that could have a material adverse impact on Janus. The Compensation Committee met nine times during the 2011 fiscal year including executive sessions without management. The Compensation Committee operates pursuant to a written charter that was adopted by the Board of Directors and is available on our website at http://ir.janus.com/documents.cfm.

  Planning and Strategy Committee.    The Planning and Strategy Committee ("Strategy Committee") consists of five independent directors appointed by the Board of Directors to serve one-year terms. The members of the Planning and Strategy Committee are Timothy K. Armour, Paul F. Balser, Jeffrey J. Diermeier, J. Richard Fredericks, and Lawrence E. Kochard, each of whom is independent under the standards established by the Board of Directors and the NYSE. Mr. Balser is Chairman of the Strategy Committee. Effective April 27, 2012, Mr. Armour will step down from the Strategy Committee as a result of his appointment as Chairman of the Nominating Committee. The Strategy Committee is responsible for oversight related to: (i) the Company's material business strategies; (ii) the Company's five-year plan and capital structure in addition to potential mergers, acquisitions and divestitures; (iii) industry trends and their implications for Janus; and (iv) product development. The Strategy Committee met two times during the 2011 fiscal year including executive sessions without management. The Strategy Committee operates pursuant to a written charter that was adopted by the Board of Directors and is available on our website at http://ir.janus.com/documents.cfm.

Board Leadership Structure and Risk Oversight

  Board Leadership Structure

Mr. Scheid, an independent director, currently serves as Chairman of our Board of Directors, and Mr. Schafer will become Chairman of the Board of Directors upon Mr. Scheid's retirement on April 26, 2012. Mr. Weil serves as our CEO. The separation of the Chairman and CEO roles has been in place at Janus since January 2006. We believe our current Board leadership structure positions our CEO as the leader of the Company, and provides strong leadership for our Board of Directors through the Chairman role. We also believe that our current Board leadership structure is the appropriate leadership structure for us at this time because of the abundant industry-specific responsibilities of our CEO, which have increased as a result of today's economic climate. However, we recognize that based on a company's specific circumstances, a different board leadership structure may be appropriate for it. As you will see in the shareholder proposal (Item No. 6) described on page [81] of this Proxy Statement, one of our shareholders is recommending that shareholders approve a formal policy that the Chairman of our Board of Directors be independent under the NYSE rules. Because Messrs. Scheid and Schafer already meet the independence standard of the NYSE rules, the Board of Directors has maintained a neutral position on this shareholder proposal.

Our Board of Directors conducts an annual evaluation to determine whether it and its committees are functioning effectively. As part of this annual self-evaluation, the Board of Directors evaluates whether the current leadership structure continues to be optimal for our Company and shareholders.

Our Board of Directors currently has 11 independent members and one non-independent member (our CEO), with two independent directors retiring in April 2012. Mr. Scheid will retire on April 26, 2012, and Mr. Parry will retire on April 25, 2012. A number of our independent Board members are currently serving or have served as members of senior management or directors of other public companies. We have four board committees composed solely of independent directors, each with a different independent director serving as chair of the committee. Mr. Paul F. Balser has served as the Board's presiding director, whose primary responsibility is to serve as the leader of the independent directors in the event our Chairman is unable to attend a Board meeting. We will discontinue the presiding director position following the appointment of Mr. Schafer as Chairman of the Board as Mr. Schafer is an independent director and has never been an employee of Janus. We believe that the current Board structure, experience and composition benefits Janus and its shareholders.

  Risk Oversight

Our Board of Directors is responsible for overseeing Janus' risk management process. The Board of Directors is responsible for reviewing management's processes for identifying risks that face our business, which may include the financial markets, the asset management industry as a whole or Company-specific risks. Based on the foregoing review and discussion, the Board of Directors seeks to ensure that corresponding and appropriate risk mitigation strategies are implemented by management. The Board of Directors focuses on the most significant, identified risks facing Janus and Janus' general risk management strategy, and evaluates whether these risks are consistent with the Board's judgment as to the appropriate balance of risk and business objectives. The Board of Directors is also apprised of particular risk management matters in connection with its general oversight and approval of corporate transactions, acquisitions, capital restructuring and other uses of capital.

The Audit Committee assists the Board of Directors in the oversight of Janus' risk management process. The Audit Committee is charged with monitoring the Company's system of disclosure controls, the system of internal controls over financial reporting, and legal and regulatory compliance by the Company. The Audit Committee is responsible for overseeing Company policies with respect to risk assessment and risk management, and for reviewing contingent financial liabilities and risks that may be material to the Company. The Audit Committee also reviews, with assistance of management and outside counsel, major legislative and regulatory developments that could materially impact the Company's contingent liabilities and risks. In addition, the Audit Committee actively works with, and meets at least quarterly with, the Chief Risk Officer who chairs the Global Risk Committee ("GRC") and the Investment Risk Committee ("IRC"), each described below, to oversee the identification of risks and potential risk management strategies. The Audit Committee reports regularly to the full Board.

With management's assistance, the Compensation Committee reviews the material terms of Janus' existing compensation policies and programs for all employees, and evaluates the intended behaviors that each is designed to incent to ensure that such policies and programs do not encourage excessive risk-taking that could result in a material adverse impact to Janus. The Compensation Committee, in consultation with the Board of Directors and management, identifies (i) risks that could threaten Janus' value or that could have a material adverse impact on Janus, and (ii) features of the Company's compensation programs that could encourage excessive risk-taking.

We believe that our executive compensation programs do not encourage excessive risk-taking. Our current compensation programs and policies have the following risk-limiting characteristics (which are also discussed in the "Compensation Discussion and Analysis" section of this Proxy Statement):

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  A significant portion of our senior-level employees' variable compensation is delivered in Janus equity and mutual fund units, which align the interests of our employees with our shareholders and fundholders. The mix of cash and long-term incentive awards reinforces the critical importance of prudent management of all Company, client and investor-related risks.

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  Named executive officers ("NEOs") and other senior officers are subject to our executive stock ownership guidelines, vesting and clawback provisions and long-term incentive granting procedures described in the "Compensation Discussion and Analysis" section beginning on page [31].

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  Janus employees are prohibited from engaging in transactions in Janus shares that are speculative in nature. Speculative trading includes "put" or "call" options, short sales, hedging or similar derivative transactions. Further, Janus' Compliance Department monitors and pre-approves any purchases and sales of Janus shares by our NEOs, officers and investment personnel.

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  The Compensation Committee approves the final variable compensation awards to the NEOs in its sole discretion after a comprehensive review of individual and Company performance.

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  A broad range of financial and strategic performance criteria and other factors are considered in determining individual compensation amounts; thus, no individual measure can drive a significant portion of any individual NEO's or core employee's compensation (excluding sales commissions).

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  Awards to each executive officer are limited to a fixed maximum amount specified in the respective incentive plan or pursuant to the maximum amounts established under our Section 162(m) performance criteria.

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  Our portfolio managers, analysts and traders generally receive incentive compensation from an investment team pool that is funded based on pre-incentive operating income (separate pool from our executives). This pool is primarily allocated on a discretionary (i.e. non-formulaic) basis by management considering objective and subjective performance criteria and feedback from portfolio managers and peers. Further, the formulaic component of our portfolio managers' compensation is predominately based on three- and five-year investment performance. Thus, no portfolio manager, analyst or trader is compensated based on short-term fund performance, mitigating any excessive risk-taking.

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  All long-term incentive awards are made in accordance with our long-term incentive granting procedures, including defined grant dates after our quarterly financial results are released, at fair market grant and option exercise prices, and vesting provisions under which long-term incentive awards would be forfeited in the event that an employee engages in conduct that is willfully detrimental to the interests of Janus and our shareholders.

Janus' management is responsible for day-to-day risk management. Our Compliance and Internal Audit departments serve as the primary monitoring and testing functions for Company-wide policies and procedures. Our Investment Risk department, with assistance from the GRC and IRC, monitors and tests our investment strategies on an individual and firm-wide basis. The GRC is composed of senior managers from our investment and enterprise risk management, legal, compliance, finance, international, distribution, marketing, product development, information technology and operations groups. The GRC manages the day-to-day risk management strategies related to financial risks, new business or changes in existing business, counterparty exposure, new or anticipated regulations and certain sales practices. Committees that are focused on alternative investments and quality control improvement also report to the GRC. The IRC is composed of senior managers from our investment risk management, portfolio management and trading teams. The IRC is responsible for qualifying and quantifying each portfolio's risks versus its established objectives, evaluating firm-wide risk exposures and monitoring significant changes in various risk measures.

We believe the risk management activities and initiatives described above effectively address the risks facing Janus, our investors and clients. Our Board supports this approach.

Corporate Governance

  Governance Guidelines and Policies

Consistent with the Board's commitment to observing good corporate governance practices, the Board of Directors has implemented policies and procedures intended to meet the requirements of SEC and NYSE rules. As part of the process, the Board of Directors regularly reviews and periodically revises the Company's principles of corporate governance in the form of corporate governance guidelines and charters of the standing committees of the Board of Directors, and periodically amends or adopts new policies and practices. Our corporate governance guidelines are available on our website at http://ir.janus.com/documents.cfm. The specific policies and guidelines that have been adopted and other actions taken include the following:

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  At least a majority of the members of the Board of Directors are independent (currently 91 percent are independent members), and all members of the Nominating, Audit, Compensation and Strategy Committees are independent.

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  The Board of Directors and each committee are required to undertake an annual self-evaluation.

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  No director may serve for more than five terms of three years each.

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  Directors must submit for the Board's consideration a letter of resignation the day before the next annual shareholders meeting after reaching the age of 72.

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  No director may serve on the Board of Directors of more than four public companies in addition to Janus.

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  No member of the Audit Committee may serve on the audit committee of more than two public companies in addition to Janus.

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  The Board of Directors considers the rotation of committee chairs after a chairperson has served for three successive years.

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  Stock options issued by the Company may not be repriced without approval of our shareholders.

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  Each non-executive director is required within three years from appointment to acquire and maintain shares of Janus common stock with a value (based on the value of the shares at the time of acquisition) equal to $250,000. All of the non-employee directors currently satisfy the above ownership requirement.

  Officer Code and Corporate Code of Business Conduct

Our Officer Code of Ethics for the Chief Executive Officer and Senior Financial Officers (including our CEO, Chief Financial Officer and Controller) (the "Officer Code") and Corporate Code of Business Conduct for all employees are available on our website at http://ir.janus.com/documents.cfm. Any future amendments to or waivers of the Officer Code or the Corporate Code of Business Conduct will be posted to our website at http://ir.janus.com/documents.cfm.

  Executive Sessions of the Board of Directors

Historically, the non-executive members of the Board of Directors have executive sessions at all regularly scheduled Board meetings, and such sessions will consist of those directors who are independent under the standards established by the Board of Directors and the NYSE. The purpose of these sessions is to promote open discussion among independent directors and provide an opportunity for the directors to address concerns about the Company as well as the performance of the Board itself. Our Chairman of the Board generally oversees these executive sessions.

  Director Attendance at Annual Meeting of Shareholders

The policy of the Board of Directors is to encourage its members to attend each annual meeting of shareholders. All of the directors attended our 2011 annual shareholders meeting.

  Communications with the Board of Directors

Individuals desiring to communicate with the Board of Directors, the Chairman of the Board, the non-management directors as a group or any other individual members of the Board shall direct their communications to the attention of Steven L. Scheid prior to April 27, 2012, and to Glenn S. Schafer on or after April 27, 2012, Janus Capital Group Inc., 151 Detroit Street, Denver, Colorado 80206. All communications received, other than commercial solicitations or communications that are frivolous or deemed to be not relevant to corporate matters, will be forwarded to the Board of Directors or to the relevant Board member.

  Compensation Consultants to the Compensation Committee

In 2011, the Compensation Committee used two independent compensation consultants. The Compensation Committee's primary compensation consultant was McLagan Partners, Inc. ("McLagan"). The Compensation Committee also engaged Semler Brossy Consulting Group, LLC ("Semler Brossy") to primarily assist the Compensation Committee in evaluating our CEO's compensation arrangements in light of the negative say on pay advisory vote at our 2011 annual shareholders meeting. McLagan and Semler Brossy are collectively referred to as the "Committee Consultants." The Committee Consultants were engaged directly by the Compensation Committee. McLagan provided the Compensation Committee with market compensation data and pay trend information primarily within the financial services industry, and assisted the Compensation Committee with analyses and recommendations related to Janus' various compensation programs. McLagan is engaged by the Compensation Committee but also provides Janus' Human Resources department with comparative compensation data that is used to evaluate and recommend compensation amounts. Semler Brossy provides services to the Compensation Committee and did not provide any services to the Company. The Committee Consultants also attend certain Compensation Committee meetings and participate in discussions regarding executive compensation issues.

The vast majority of the services to our Human Resources department by McLagan consisted of published survey data. The Compensation Committee reviewed the published survey data that McLagan provided to our Human Resources department, and determined that the provision of this data did not constitute a conflict of interest nor prevent McLagan from providing objective independent counsel to the Compensation Committee.

  Certain Relationships and Related Transactions

Certain of our directors and executive officers as well as their immediate family members from time to time may invest their personal funds in Janus-affiliated mutual funds on substantially the same terms and conditions as other similarly situated investors in these mutual funds who are neither directors nor employees of Janus.

All transactions that meet the standards set forth in our Related Party Transaction Approval Policy are to be brought before the Audit Committee for review and approval. The Related Party Transaction Approval Policy is available within the Janus Corporate Code of Business Conduct and Ethics Policy on our website at http://ir.janus.com/documents.cfm.

Director Compensation

Members of the Board of Directors who are employees of Janus do not receive any additional compensation for serving on the Board of Directors. All other members of the Board of Directors received the director compensation described below in 2011.

2011 non-employee director compensation consisted of:

  •
  A restricted stock grant valued at approximately $80,000, that vests over three years subject to acceleration upon retirement, death or disability

  •
  A cash retainer of $80,000

  •
  An additional cash retainer of $8,000 per committee for non-employee directors who are members of the Audit, Compensation, Nominating or Strategy Committee

  •
  An additional cash retainer of $20,000 to the Audit Committee chair

  •
  An additional cash retainer of $12,000 if the director chairs the Compensation, Nominating or Strategy Committee

  •
  An additional restricted stock unit grant valued at approximately $28,000 to the presiding director that vests over three years subject to acceleration upon retirement, death or disability (no longer applicable upon Mr. Schafer's appointment as Chairman of the Board)

  •
  An additional cash retainer of $250,000 to the non-executive Chairman of the Board

For 2011, total compensation paid to our retiring Chairman of the Board, Steven L. Scheid, declined by approximately $470,000 (a 53 percent reduction) compared to his 2010 director compensation as the special restricted stock grant awarded to him in 2010 for his assistance with the transition of the new CEO was not repeated. The $80,000 annual cash retainer paid to all non-employee Board members remained 20 percent below the level established in 2008 as a result of our ongoing expense management initiatives.

All members of the Board of Directors are reimbursed for reasonable travel and lodging expenses in connection with attending Board and committee meetings. Janus also offers a matching gift program where every dollar contributed by a director in 2011 to an eligible charity is matched dollar-for-dollar up to $2,000.

  2011 Director Compensation

The following chart shows the compensation that each independent director was paid for his or her services in calendar year 2011:

Name	Fees Paid(1)	Stock Awards(2)	All Other Compensation(4)	Total

Timothy K. Armour	$96,000	$80,008	$2,000	$178,008

Paul F. Balser	$108,000	$108,014	$4,000	$220,014

G. Andrew Cox	$96,000	$80,008	–	$176,008

Jeffrey J. Diermeier	$96,000	$80,008	$988	$176,996

J. Richard Fredericks	$96,000	$80,008	$988	$176,996

Deborah R. Gatzek	$96,000	$80,008	$1,750	$177,758

Lawrence E. Kochard	$96,000	$80,008	$2,000	$178,008

Robert T. Parry	$108,000	$80,008	–	$188,008

Jock Patton	$108,000	$80,008	$2,988	$190,996

Glenn S. Schafer	$116,000	$80,008	$988	$196,996

Steven L. Scheid	$330,000	$80,008	$988	$410,996

Landon H. Rowland(3)	–	–	$2,000	$2,000

Robert Skidelsky(3)	–	–	–	–

(1)
Amounts represent the annual cash retainers for serving as members of the Board of Directors, including non-executive Chairman and committee membership retainers.

(2)
The value of each restricted stock and restricted stock unit award is determined by multiplying the fair market value of our common stock (the average of the high and low trading prices) on the grant date by the number of shares granted. Amounts represent restricted stock and restricted stock units granted in 2011 for the 2011/2012 annual stock retainer and the additional restricted stock unit award for the presiding director. The common stock and restricted stock units held by each independent director as of December 31, 2011, are as follows: Mr. Armour holds [77,365] shares of common stock and [27,820] restricted stock units; Mr. Balser holds [81,959] shares of common stock and [65,830] restricted stock units; Mr. Cox holds [11,272] shares of common stock and [57,725] restricted stock units; Mr. Diermeier holds [42,395] shares of common stock and [13,707] restricted stock units; Mr. Fredericks holds [7,674] shares of common stock and [27,524] restricted stock units; Ms. Gatzek holds [11,257] shares of common stock and [47,053] restricted stock units; Mr. Kochard holds [27,643] restricted stock units; Mr. Parry holds [54,540] restricted stock units; Mr. Patton holds [22,200] shares of common stock and [13,707] restricted stock units; Mr. Schafer holds [8,126] shares of common stock and [19,749] restricted stock units; and Mr. Scheid holds [150,702] shares of common stock (including ESOP shares) and [54,770] restricted stock units..

(3)
Mr. Rowland and Lord Skidelsky each retired from the Board on April 27, 2011 in connection with the 2011 annual meeting of shareholders.

(4)
"All Other Compensation" includes the following:

Name	Matching Gifts(a)	Dividends on Unvested Restricted Stock	Total

Timothy K. Armour	$2,000	–	$2,000

Paul F. Balser	$4,000	–	$4,000

G. Andrew Cox	–	–	–

Jeffrey J. Diermeier	–	$988	$988

J. Richard Fredericks	–	$988	$988

Deborah R. Gatzek	$1,750	–	$1,750

Lawrence E. Kochard	$2,000	–	$2,000

Robert T. Parry	–	–	–

Jock Patton	$2,000	$988	$2,988

Glenn S. Schafer	–	$988	$988

Steven L. Scheid	–	$988	$988

Landon H. Rowland	$2,000	–	$2,000

Robert Skidelsky	–	–	–

(a)
The amount represents Janus' matching gift in respect of a director's charitable contribution during 2011 under the Janus Matching Gift Program and includes Janus' match for director contributions made in 2010 but not matched until 2011.

  Director Deferred Fee Plan

Under our Amended and Restated Director Deferred Fee Plan ("Director Deferred Fee Plan"), a director may elect to defer payment of all or any part of the above director fees until his or her service as a director is terminated. All monetary fees deferred under this plan are credited during the deferral period with the gains and losses of certain Janus-affiliated mutual funds elected by the director. All Janus stock awards deferred under this plan are converted into restricted stock units at the time of grant. A director's interest in the deferred monetary fees is payable only in cash in a single payment or in installments upon termination of service as a director or as otherwise elected. Any restricted stock units granted in connection with the deferral of stock are paid in the form of Janus common stock in a single payment or in installments upon termination of service as a director or as otherwise elected. The Director Deferred Fee Plan is intended to comply with Section 409A of the Internal Revenue Code (the "Code"). Timothy K. Armour, Paul F. Balser, G. Andrew Cox, Deborah R. Gatzek, Lawrence E. Kochard and Robert T. Parry elected to participate in this plan to defer monetary fees, stock fees or a combination of both during the 2011 calendar year.

Notwithstanding anything to the contrary set forth in any of Janus' previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that incorporated future filings, including this Proxy Statement, the following sections titled "Audit Committee Report" and "Compensation Committee Report on Executive Compensation" (on page [50]) shall not be incorporated by reference into any such filings, except to the extent Janus specifically incorporates any of the reports by reference therein.

 AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is responsible for monitoring (i) the integrity of the financial statements of the Company; (ii) the independent auditor's qualifications and independence; (iii) the performance of the Company's internal audit function and independent auditor; (iv) the compliance by the Company with legal and regulatory requirements; (v) the Company's system of disclosure controls and its system of internal controls over financial reporting; and (vi) the Company's risk management process. The Audit Committee also reviews (with assistance of management and outside counsel) major legislative and regulatory developments that could materially impact the Company's contingent liabilities and risks. In addition, the Audit Committee actively works with, and meets at least quarterly with, the Chief Risk Officer of the Company to oversee the identification of Company risks and potential risk management strategies. The Audit Committee reports regularly to the full Board. The Audit Committee is composed of five independent directors and operates under a written charter adopted and approved by the Board of Directors. Each Audit Committee member is independent under the standards established by the Board of Directors and the NYSE.

Management has primary responsibility for the financial reporting process, including the preparation of the Company's consolidated financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Management also has responsibility for establishing and maintaining the Company's system of internal controls over financial reporting and assessing the effectiveness of those controls annually, as required by Section 404 of the Sarbanes-Oxley Act of 2002. The independent auditor is responsible for auditing the Company's financial statements and the effectiveness of internal control over financial reporting. The Audit Committee's responsibility is to monitor and review these processes. It is not the Audit Committee's duty or responsibility to conduct auditing or accounting reviews or procedures. Therefore, the Audit Committee has relied on the information provided to it and on management's representation that the financial statements have been prepared with integrity and objectivity, and in conformity with GAAP. The Audit Committee also relied on the representations of the independent auditor included in its report on the Company's financial statements.

The Audit Committee held six meetings during 2011 including executive sessions without management. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management, the internal auditors and the Company's independent auditor, Deloitte & Touche LLP ("Deloitte"). The Audit Committee discussed with the Company's internal auditors and independent auditor the overall scope and plans for their respective audits. The Audit Committee met with each of the internal and independent auditors, the Company's Chief Compliance Officer and other members of management, separately and as a group, to discuss the results of their examinations and their evaluations of the Company's internal controls.

The Audit Committee reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2011, with management of the Company and Deloitte. The Audit Committee also discussed with Deloitte matters required to be discussed with audit committees under generally accepted auditing standards including, among other things, matters related to the conduct of the audit of the Company's consolidated financial statements and the matters required to be discussed by Codification of Statements on Auditing Standards, AU Sec. 380, formerly Statement on Auditing Standards No. 61, as amended and as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Company's independent auditor also provided the written disclosures and the letter required by the Public Company Accounting Oversight Board (Rule 3526, Communication with Audit Committees Concerning Independence), and the Audit Committee discussed with the independent auditor its independence from the Company. When considering the independence of Deloitte, the Audit Committee considered whether the provision by Deloitte of services to the Company beyond those rendered in connection with its audit and review of the Company's consolidated financial statements was compatible with maintaining its independence.

Following the Audit Committee's review and these meetings, discussions and reports, and subject to the limitations of the Audit Committee's role and responsibilities referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements for the fiscal year ended December 31, 2011, be included in the Company's Annual Report on Form 10-K filed with the SEC.

Respectfully,

Members of the Audit Committee

    Glenn S. Schafer, Chairman
    Jeffrey J. Diermeier
    J. Richard Fredericks
    Deborah R. Gatzek
    Robert T. Parry

PROPOSAL NO. 3: RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP
AS INDEPENDENT AUDITOR

The Audit Committee recommended, and the Board of Directors approved, the appointment of Deloitte as independent auditor for the 2012 fiscal year. The Board of Directors is proposing that the appointment of Deloitte be ratified by the shareholders of the Company, consistent with the Audit Committee's charter. Deloitte audited our consolidated financial statements for the 2011 fiscal year and performed other services. If the appointment is not ratified by our shareholders, the Audit Committee will take that into account in determining whether to retain Deloitte as our independent auditor.

Fees incurred by Company for Deloitte

The following table shows the fees paid or accrued by the Company for audit and other services provided by Deloitte for fiscal years ending December 31, 2011 and 2010, respectively:

	2011	2010

Audit Fees(1)	$925,000	$888,000
Audit-Related Fees(2)	132,000	156,000
Tax Fees(3)	45,000	91,000
All Other Fees	–	–

Total	$1,102,000	$1,135,000

(1)
Audit services consisted of the audit of the Company's consolidated financial statements included in its Annual Report on Form 10-K, attestation work required by Section 404 of the Sarbanes-Oxley Act of 2002 needed to issue an opinion on the effectiveness of internal control over financial reporting, reviews of the condensed consolidated financial statements included in its quarterly reports on Form 10-Q and other audit services that are normally provided in connection with statutory or regulatory filings.

(2)
Audit-related fees consisted of financial accounting and SEC reporting consultations, issuance of consent letters, audit of the Company's benefit plans and other audit services not required by statute or regulation.

(3)
Tax compliance fees consisted of tax return filings for certain foreign jurisdictions, assistance with tax audits and miscellaneous state and federal income tax-related issues.

The Audit Committee has determined that the provision of the services described above is compatible with maintaining the independence of Deloitte.

Audit Committee Preapproval Policies and Procedures    All services performed by Deloitte were preapproved in accordance with the preapproval policy and procedures adopted by the Audit Committee. This policy describes the permitted audit, audit-related, tax and other services (collectively, the "Disclosure Categories") that our independent auditor may perform. The policy requires that a description of the services expected to be performed by our independent auditor in each of the Disclosure Categories be presented to the Audit Committee for approval and cannot commence until such approval has been granted. Normally, preapproval is provided at regularly scheduled meetings. However, the authority to grant specific preapproval between meetings, as necessary, has been delegated to the Chairman of the Audit Committee. The Chairman must update the Audit Committee at the next regularly scheduled meeting of any services that were granted specific preapproval.

In addition, although not required by the rules and regulations of the SEC, the Audit Committee generally approves a narrow range of fees associated with each proposed service. Providing a range of fees for a service incorporates appropriate oversight and control of the independent auditor relationship, while permitting the Company to receive immediate assistance from the independent auditor when time is of the essence.

At each meeting, the Audit Committee reviews the status of services and fees incurred year-to-date against the original preapproved services and the forecast of remaining services and fees for the fiscal year.

Attendance at Annual Meeting    A representative of Deloitte is expected to be present at the Annual Meeting with the opportunity to make a statement and to answer appropriate shareholder questions.

Vote Required for Approval    The affirmative vote of a majority of the shares of common stock represented in person or by proxy at the Annual Meeting and entitled to vote on the proposal is required for this proposal to be approved. Abstentions have the same effect as a vote against the proposal.

Recommendation

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITOR FOR FISCAL YEAR 2012

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth information regarding beneficial ownership of our outstanding common stock for purposes of voting at the Annual Meeting as of February 27, 2012, by (i) beneficial owners of more than 5 percent of our outstanding common stock who have publicly disclosed their ownership, (ii) each NEO (the individuals named in the "Summary Compensation Table" on page [51]) and each member of our Board of Directors, and (iii) all of our executive officers and directors as a group. The Company has no knowledge of any arrangement that would at a subsequent date result in a change in control of the Company.

	Shares of Common Stock Beneficially Owned (1)
Name	Number		Percentage
Ariel Investments, LLC	[22,165,924]	(2)	[11.91	] %
T. Rowe Price Associates, Inc.	[12,177,704]	(3)	[6.54	] %
TIAA-CREF Investment Management, LLC and related entities	[9,809,206]	(4)	[5.27	] %
Steven L. Scheid	[143,778]	(5)(6)(7)	*
Chairman of the Board of Directors
Timothy K. Armour	[106,719]	(6)	*
Director
Paul F. Balser	[155,265]	(6)	*
Director
George Batejan	[27,781]	(5)	*
Executive Vice President, Global Head of Technology and Operations
Robin C. Beery	[472,727]	(5)	*
Executive Vice President, Head of U.S. Distribution
Augustus Cheh	[16,060]		*
President of Janus International
G. Andrew Cox	[68,997]	(6)	*
Director
Jeffrey J. Diermeier	[56,102]	(6)	*
Director
J. Richard Fredericks	[35,045]	(6)	*
Director
Deborah R. Gatzek	[58,310]	(6)	*
Director
Lawrence E. Kochard	[27,643]	(6)	*
Director
Bruce L. Koepfgen	[91,152]	(5)	*
Executive Vice President and Chief Financial Officer
Robert T. Parry	[54,540]	(6)	*
Director
Jock Patton	[35,907]	(6)	*
Director
Glenn S. Schafer	[27,875]	(6)	*
Director
Richard M. Weil	[1,719,874]	(5)	[1.06	] %
CEO and Director
All Directors and Executive Officers as a Group (16 Persons) (5)(6)	[3,976,265]		[2.14	] %

*
Less than 1 percent of the outstanding shares.

(1)
Ownership is based on the number of shares outstanding as of February 27, 2012, plus any shares that may be acquired upon the exercise of options, restricted stock unit distributions or other convertible securities that are exercisable or settable on February 27, 2012, or will become exercisable or settable within 60 days of that date. Except as noted, the holders have sole voting and dispositive power over the shares.

(2)
Based upon information in its Amendment No. 11 to Schedule 13G filed on February 14, 2012. The address of Ariel Investments, LLC is 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

(3)
Based upon information in its Schedule 13G filed on February 10, 2012. The address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, Maryland 21202. These securities are owned by various individual and institutional investors for which T. Rowe Price Associates, Inc. (Price Associates) serves as investment adviser with power to direct investments and/or sole power to vote securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(4)
Based upon information in a Schedule 13G jointly filed by TIAA-CREF Investment Management, LLC ("Investment Management") and Teachers Advisors, Inc. ("Advisors") on February 14, 2012. Their address is 730 Third Avenue, New York, New York 10017. According to that filing, Investment Management is deemed to be the beneficial owner of 7,068,486 shares of Janus common stock and Advisors is deemed to be the beneficial owner of 2,740,720 shares of Janus common stock. Investment Management is the investment adviser to the College Retirement Equities Fund, a registered investment company; and Advisors is the investment adviser to TIAA-CREF Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1, each a registered investment company, and the following unregistered fund: TIAA-CREF Asset Management Commingled Funds Trust I. Each of Investment Management and Advisors expressly disclaims beneficial ownership of the other's securities holdings and each disclaims that it is a member of a "group" with the other. Of these shares, Investment Management has the sole voting power and sole dispositive power over 7,068,486 shares and Advisors has the sole voting power and sole dispositive power over 2,740,720 shares.

(5)
Under applicable law, shares that are held indirectly may also be considered beneficially owned. Such shares represented above include the following shares held in Janus' ESOP: Mr. Scheid owns [339] shares; Mr. Batejan owns [55] shares; Ms. Beery owns [9,486] shares; Mr. Hughes owns [1,870] shares; Mr. Koepfgen owns [276] shares; and Mr. Weil owns [679] shares.

(6)
Includes restricted stock units held by certain directors. Such restricted stock units do not have any voting rights, are entitled to dividend equivalents and will be paid in shares of Company common stock upon termination of service as a director, all in accordance with the Amended and Restated Director Deferred Fee Plan and the Company's long-term incentive stock plans. The restricted stock units represented in the amounts shown are as follows: Mr. Armour holds [27,975] units; Mr. Balser holds [66,197] units; Mr. Cox holds [58,047] units; Mr. Diermeier holds [13,784] units; Mr. Fredericks holds [27,524] units; Ms. Gatzek holds [47,316] units; Mr. Kochard holds [27,797] units; Mr. Parry holds [54,844] units; Mr. Patton holds [13,784] units; Mr. Schafer holds [19,860] units; and Mr. Scheid holds [55,076] units.

(7)
Mr. Scheid owns [131,399] shares held in a revocable trust of which he is a trustee.

EXECUTIVE OFFICERS OF THE COMPANY

The following is a list of individuals serving as executive officers of the Company or a direct subsidiary as of the date of this Proxy Statement. All Company executive officers are elected annually by the Board of Directors and serve at the discretion of our Board of Directors.

Name	Age	Position

Richard M. Weil	48	CEO and member of the Board of Directors

Bruce L. Koepfgen	59	Executive Vice President and Chief Financial Officer

Robin C. Beery	44	Executive Vice President and Head of U.S. Distribution, Global Marketing and Product

Augustus Cheh	44	President of Janus International

George S. Batejan	58	Executive Vice President and Global Head of Technology and Operations

Brennan A. Hughes	36	Vice President and Principal Accounting Officer

Richard M. Weil's biographical information is included under "Directors Continuing in Office – Terms Expiring in 2013" on page [10].

Bruce L. Koepfgen joined Janus in May 2011 as Executive Vice President of Finance and Accounting. In August 2011, Mr. Koepfgen was named Executive Vice President and Chief Financial Officer of Janus. In this role, Mr. Koepfgen serves as a member of the Janus and Janus Capital Group executive committees, INTECH's board of directors and Perkins' board of directors, and oversees Janus' corporate strategy, finance, corporate accounting, tax and corporate services departments. Prior to joining Janus, Mr. Koepfgen served as Co-CEO of Allianz Global Investors Management Partners and CEO of Oppenheimer Capital from 2003 to 2009. Mr. Koepfgen was also a managing director of Salomon Brothers Inc. where he held various positions from 1976 to 1999 and he was President and principal of Koepfgen Company LLC, a management consulting organization, from 1999 to 2003. Mr. Koepfgen earned a bachelor of science in business administration from the University of Michigan and an MBA in finance from the J.L. Kellogg Graduate School of Management. He has more than 35 years of financial industry experience.

Robin C. Beery has served as Executive Vice President of Janus since February 2005, and President of Janus Investment Fund and Janus Aspen Series (the two trusts of Janus' investment products) since April 2008. She serves as a member of the Janus and Janus Capital Group executive committees, INTECH's board of directors and Perkins' board of directors. She currently serves as Head of US Distribution, overseeing Janus' intermediary and institutional businesses along with global marketing and product since March 2011. Ms. Beery had oversight of Intermediary Distribution from September 2009 to March 2011, and was the firm's Chief Marketing Officer and Senior Vice President from January 2003 to March 2011. Prior to this, she served as Vice President of Marketing and Communications for Janus Capital Corporation ("JCC," the predecessor to JCM) from January 1997 to January 2003. Ms. Beery has been with the Company since August 1994.

Augustus Cheh joined Janus in March 2011 as President of Janus International, wherein he oversees Janus' non-U.S. businesses in Europe, Asia Pacific, and Latin America. Mr. Cheh also serves as Executive Vice President of JCM. Prior to joining Janus, Mr. Cheh was the CEO of Asia ex-Japan for AllianceBernstein with oversight responsibility for the institutional, retail, and Bernstein sell-side businesses for the Asia region. Prior to this, Mr. Cheh was the Global Director of Investments at PricewaterhouseCoopers in New York. From 1994 to 2000 Mr. Cheh was a fixed-income portfolio manager at J.P. Morgan Investment Management in New York where he managed the short-duration and intermediate-duration strategies and other fixed income portfolios. He was also the portfolio manager of the JP Morgan U.S. Short Duration Bond Fund. Earlier, he was a trader of U.S. government and money market securities and was a senior quantitative research analyst at J.P. Morgan Investment Management. Before joining J.P. Morgan Investment Management, Mr. Cheh was a management and actuarial consultant at Towers Perrin in New York City (1991 to 1994). Mr. Cheh holds a bachelor of science and an MBA from Columbia University. He is a U.S. Certified Public Accountant and a member of the American Institute of Certified Public Accountants. Mr. Cheh has 17 years of financial industry experience.

George S. Batejan joined Janus in October 2010 as Senior Vice President and Global Head of Technology and Operations. Effective January 1, 2012, his title is Executive Vice President and Global Head of Technology and Operations. He serves as a member of the Janus executive committee and INTECH's board of directors. Prior to joining Janus, Mr. Batejan was senior vice president and chief information officer at Evergreen Investments, Inc. He has more than 30 years of global technology and operations experience in the financial services industry, including serving as executive vice president and chief information officer for Oppenheimer Funds, Inc., senior vice president of American International Underwriters (a division of AIG) with global responsibility for Operations and Technology, and was at The Chase Manhattan Bank, N.A. for 18 years where he served in positions ranging from vice president and division executive for the Americas' Service Delivery Group, Private Banking, to vice president and Chief Information Systems Officer, Asia.

Brennan A. Hughes has served as Vice President and Principal Accounting Officer since January 2011. Mr. Hughes oversees corporate accounting, financial reporting and accounting policies, and reports to Mr. Koepfgen. Mr. Hughes has been with the Company and its subsidiaries since March 2005 and has experience overseeing its key accounting functions, including financial reporting and accounting policies. Before joining the Company, Mr. Hughes worked in the financial reporting group at First Data Corporation.

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

This Compensation Discussion and Analysis ("CD&A") describes the compensation objectives and programs relating to our named executive officers ("NEOs"), the compensation decisions we made in 2011 for our NEOs, and the factors we considered in making those decisions.

In 2011, our Compensation Committee reevaluated our compensation practices and programs, taking into account the results of the vote on executive compensation at our 2011 annual shareholders meeting ("2011 say on pay vote"), the recommendations of the Compensation Committee's new independent compensation consulting firm, Semler Brossy Consulting Group, LLC ("Semler Brossy"), and its existing independent compensation consultant, McLagan Partners, Inc. ("McLagan") (collectively, the "Compensation Consultants"), and discussions with shareholders concerning our compensation practices and the 2011 say on pay vote. This reevaluation resulted in several significant changes to our compensation programs in order to more closely align our programs and practices with the interests of our shareholders. In making individual compensation decisions for our NEOs, the Compensation Committee also considered, among other things, our business results, the accomplishments of our NEOs (both individually and as a group), and the pay practices of our peer group.

  •
  Business Highlights.  Our 2011 business performance reflects our commitment to our long-term strategy to become a stronger and more diversified company.

  –
  Our operating income improved 11 percent from 2010 based on continued financial discipline.

  –
  Our operating margin improved to 31.8 percent versus 27.7 percent in 2010.

  –
  We continued to strengthen our balance sheet, which resulted in a restoration of our investment grade credit rating from Standard & Poor's.

  –
  We continued to diversify our business through the build-out of our fixed income, international and institutional businesses, while maintaining a focus on operational excellence.

  –
  Our mathematical equity investment performance improved and our value equity business maintained strong long-term performance.

  –
  We hired strong executive talent on the investment and non-investment teams.

  –
  Despite the above accomplishments, we were adversely impacted by challenges in the investment performance of our Large Cap Growth strategies and institutional clients' reallocations away from equity strategies.

  •
  Compensation Structure Changes.  We made significant compensation-related changes, including the following:

  –
  We restructured our CEO's compensation arrangement to strengthen its alignment with shareholders, including:

  •
  Introduced new performance-based equity awards that are contingent on increases in our stock price

  •
  Structured a material portion of his 2012 compensation to be formulaically linked to our operating income

      •
      Imposed a cap on our CEO's annual compensation opportunity

    –
    We implemented a variable compensation pool for most employees based on pre-incentive operating income in order to create better alignment with value creation for our shareholders.

  •
  CEO Compensation Reduction.  We reduced our CEO's year-over-year total compensation by 70 percent from that reported in our 2011 proxy statement.

  •
  Strong Compensation Practices.  We maintain numerous other compensation practices we believe strongly align the interests of our executives with those of our shareholders, including:

Current Compensation Practices
A large majority of NEO compensation is variable, representing 92 percent of our CEO's 2011 total compensation and 85 percent of our other NEOs' 2011 total compensation.

At least 40 percent of our NEOs annual variable compensation consists of long-term incentive awards.

We have substantial stock and mutual fund ownership requirements for our NEOs (four times base salary).

We now only grant long-term incentive awards with a "double-trigger" change in control provision (accelerated vesting of awards after a change in control only occurs if the employee is terminated without cause or has a substantial diminution of duties).

Annual long-term incentive awards are largely made in less dilutive restricted stock versus stock options.

We have a one-year, post-vesting holding period on earned performance share units.

We mitigate potential excessive risk taking with short-selling/hedging prohibitions, holding requirements for performance unit shares, a clawback policy, granting procedures for long-term incentive awards, and robust Board and management processes to identify and monitor risk.

Our clawback policy allows us to recapture long-term incentive awards paid to an executive who engages in financial misconduct.

The Compensation Committee regularly reviews tally sheets, which detail all components of each NEO's compensation, including projected payouts under potential severance and change-in-control scenarios.

    We avoid compensation practices that are generally considered to be problematic, such as:

Compensation Practices We Avoid
No excise tax gross-ups

No change-in-control agreements that provide "single trigger" cash severance benefits, and no long-term incentive awards granted since December 30, 2011 have "single trigger" vesting on a change in control

No excessive perquisites

No dividends or dividend equivalents on unvested or unearned performance shares or units

No repricing or replacing of underwater stock options without shareholder approval

  •
  Change in Our Named Executive Officers.  We hired new executive officers in 2010 and 2011 who are responsible for implementing our key strategic priorities. Given the significant changes in the make-up of our executive team and new decision-making processes under our CEO (hired in 2010), our NEOs have changed for 2011 and are listed below. The investment team members reported in prior years (Jonathan Coleman, Gibson Smith and James Goff(1)) are not executive officers and are no longer responsible for establishing Company-wide policies due to their increased focus on managing Janus' investment team as well as their individual portfolio management duties.

    Our NEOs for fiscal year 2011 are:

    •
    Richard M. Weil, CEO
    •
    Bruce L. Koepfgen, Executive Vice President and Chief Financial Officer ("CFO")
    •
    Robin C. Beery, Executive Vice President and Head of U.S. Distribution
    •
    Augustus Cheh, Executive Vice President and President of Janus International
    •
    George Batejan, Executive Vice President and Global Head of Technology and Operations
    •
    Gregory A. Frost, former Executive Vice President and CFO (resigned on July 31, 2011)

Compensation Program Objectives and Practices – Overview

The primary objectives of our compensation programs are:

  •
  Alignment:  Align the interests of our executives with those of our shareholders, our clients and with each other.
  •
  Competitive Pay:  Attract, retain and motivate top performing executives by offering competitive total compensation opportunities.
  •
  Performance:  Reward performance against financial and strategic (non-financial) objectives that are balanced over the short and long term.
  •
  Risk Management:  Mitigate and control excessive risk-taking that could harm our business and our clients.

(1)
2011 compensation changes for these employees are described on page [42].

Our Compensation Committee administers our executive compensation programs. On an annual basis, the Compensation Committee reviews the elements of our NEOs' compensation, which includes evaluating the program's effectiveness in supporting our compensation objectives. The Compensation Committee's review also involves input from our CEO and other members of management.

The Compensation Committee is responsible for, among other things, reviewing the performance of our NEOs and determining their compensation. In determining compensation, the Compensation Committee:

  •
  Believes that a large portion of our NEOs' total compensation should consist of long-term incentive compensation because this compensation mix promotes a closer alignment of long-term interests between our NEOs and shareholders;

  •
  Believes that the compensation for the NEOs as compared with the market should generally reflect the scope and characteristics of our operations and the individual's responsibilities, as well as the specific challenges present at our Company; and

  •
  Considers market compensation levels and structures for similarly situated executives as a frame of reference for its analysis.

In determining the compensation levels and structures for our NEOs, the Compensation Committee evaluates all factors that it deems relevant in light of our compensation program objectives. The material factors considered for 2011 included:

  •
  Performance with respect to pre-established Company and individual goals and objectives;

  •
  The results of the shareholder vote on executive compensation at the 2011 annual meeting of shareholders and related discussions with shareholders;

  •
  The reevaluation of our compensation programs and the related recommendations of the Compensation Committee's independent Compensation Consultants; and

  •
  Our CEO's recommendations concerning NEO compensation.

Other factors considered by the Compensation Committee in determining individual NEO compensation levels are presented on page [46] of this CD&A.

All compensation-related factors are considered as a whole without specific weighting of individual factors. The Compensation Committee did not rely on formulas in determining compensation for 2011. McLagan's reports provide peer group compensation information for our NEOs, but such comparisons are not the sole factor in any compensation decision. The Compensation Committee does not specifically target any compensation amounts for our NEOs relative to the compensation practices of our peer group companies. Rather, the Compensation Committee uses its informed judgment to determine NEO compensation levels and structures that it believes are fair, reasonable and consistent with the objectives of our compensation programs.

2011 Compensation Practice Changes

Our Compensation Committee's 2011 reevaluation of our compensation practices and programs took into account: (i) the results of our 2011 say on pay vote; (ii) the recommendations of the Compensation Committee's independent Compensation Consultants; and (iii) discussions with shareholders regarding our compensation practices and the 2011 say on pay vote. This reevaluation resulted in several significant changes to our compensation program practices and structures in order to more closely align compensation with the interests of our shareholders and to support the objectives of our program.

  •
  New CEO Performance-Based Equity Compensation in 2011.  As part of Mr. Weil's 2011 variable compensation, 33 percent of his long-term incentive award was in the form of performance share unit awards that further enhance the link between his pay and our stock price performance. These awards are more fully described on page [40]. Previously, Mr. Weil's long-term incentive award grants were in the form of restricted stock and stock options with time-based vesting.

  •
  New CEO Performance-Based Compensation Component for 2012.  A portion of Mr. Weil's 2012 variable compensation will be determined formulaically based on our year-over-year change in operating income. Previously, all of Mr. Weil's variable compensation was determined at the discretion of the Compensation Committee based upon individual and Company performance, and other factors described in this CD&A.

  •
  Future Annual CEO Compensation is Capped.  Mr. Weil's future annual compensation opportunity is currently capped at $10 million. This maximum amount was Mr. Weil's target compensation level at the time of his hiring. Therefore, the prior target compensation is now a ceiling.

  •
  Company-Wide Variable Compensation Pool Based on Profits.  Starting in 2011, our variable compensation pool for most employees is funded based on pre-incentive operating income. We believe that pre-incentive operating income is a key value-driver for shareholders. Also, this is a performance measure that our executives can more directly impact than many other performance metrics. Previously our variable compensation pools were determined at the discretion of the Compensation Committee based upon operating results and the achievement of financial and strategic objectives. We exclude the CEO, CFO and two other officers from this pool in order to mitigate excessive risk-taking and conflicts of interest, but we anticipate that the variable compensation of the excluded officers will continue to be impacted by our pre-incentive operating income. Our new variable compensation pool is discussed in more detail on page [46].

  •
  Evaluation by New Independent Compensation Consultant.  The Compensation Committee engaged Semler Brossy in 2011 as one of its independent compensation consultants to assist the Compensation Committee in evaluating our CEO's compensation arrangements. Semler Brossy is a highly respected and experienced compensation consulting firm that has the experience and perspective to help the Compensation Committee evaluate and implement compensation strategies.

  •
  Enhanced Proxy Disclosure.  We have included additional information concerning our compensation practices in this Proxy Statement to better address our shareholders' questions.

  •
  Director Equity Grants Now Include Time-Based Vesting.  All Board of Director equity awards, including annual retention awards, now include at least a three-year vesting schedule. (Previously these awards were immediately vested at grant.)

Alignment of Pay and Performance

As stated above, a primary objective of our compensation programs is to align the interests of our executives with those of our shareholders. In determining our NEOs' compensation levels, the Compensation Committee evaluates a variety of individual and Company performance criteria as well as other factors that it deems important given our compensation program's objectives. The operating, investing and strategic results described below were some of the important factors considered by the Compensation Committee in determining our NEOs' compensation levels for 2011.

  2011 Business Highlights

We are an asset manager with revenues generally based upon a percentage of the market value of the assets under our management ("AUM"). Although overall market performance is a primary driver of our AUM, our investment performance has a significant impact on our sales, redemptions and our revenues. Because there is generally a lag between investment performance and related financial results, our Compensation Committee focuses its evaluation of our performance largely on longer-term financial measures (such as our operating income, balance sheet strength and long-term net flows) and the achievement of our strategic objectives, rather than on short-term performance measures. While shorter-term performance measures are given some consideration, the Compensation Committee believes an emphasis on longer term performance best serves the interests of our shareholders.

  •
  Financial Results.  Janus' 2011 financial results reflected continued financial discipline and further strengthening of our balance sheet, but were negatively impacted by challenges in the investment performance of our Large Cap Growth strategies and institutional clients' reallocations away from equity strategies.

  –
  Operating income increased 11 percent in 2011 and our operating margin improved to 31.8 percent versus 27.7 percent in 2010

Financial Results
$ in millions

    –
    We continued to strengthen our balance sheet, our cash and marketable securities ("Cash") exceeded total debt ("Debt") for the first time since the second quarter of 2006, and we regained our investment grade credit rating from Standard & Poor's

Balance Sheet Profile
12/31/10 vs. 12/31/2011
$ in millions

    –
    2011 total Company AUM net outflows of $12 billion were driven primarily by net outflows in our fundamental equity products

Company-wide Long-Term Net Flows
$ in billions

  •
  Investment Performance.  Our long-term complex-wide investment performance remain strong, with underperformance in our Large Cap Growth strategies continuing to be a key challenge(2)

Complex-wide: Percent in Top 2 Lipper Quartiles
Based on Total Returns
% of Assets

  •
  Strategic Priorities.  We also made significant progress on our strategic priorities in 2011 which are discussed in more detail below under "Material Reduction in CEO Pay Level – Relationship Between CEO Compensation Level and Performance."

Material Reduction in CEO Pay Level – Relationship Between CEO Compensation Level and Performance

2011 CEO Objectives and Performance

In addition to the results described above and the other relevant factors described in this CD&A, the Compensation Committee considered the individual performance factors described below in determining Mr. Weil's 2011 compensation level.

For 2011, the Board of Directors and the Compensation Committee established the objectives described below for our CEO. These objectives were chosen because they are key drivers of our long-term growth and are expected to contribute directly to long-term shareholder value. The Board and the Compensation Committee determined that Mr. Weil accomplished most of his 2011 objectives.

  •
  Objective: Strategic Initiatives.  Develop branding and positive client experience initiatives, develop an alternative product strategy, implement a new compensation methodology at Janus, and continue to develop our fixed income business.

    CEO Performance:

    –
    Mr. Weil worked closely with the Board of Directors to develop an evolved focus on brand positioning and client experience to better reflect the current organization.

    –
    Mr. Weil successfully implemented the new variable compensation program at Janus, strengthening the alignment of the funding of our variable compensation with our profits.

    –
    Mr. Weil was instrumental in broadening our product offerings to better meet the needs of our clients, including the seeding of 11 new equity, fixed income and alternative strategies.

(2)
Reflects performance as of December 31, 2011. Complete Lipper rankings are set forth in Appendix [B].

    –
    Mr. Weil maintained the momentum in our fixed income franchise, resulting in strong inflows and market share gains in 2011.

    –
    Mr. Weil recruited key executives with proven track records at other financial firms to help drive our future growth, including our new CFO, President of Janus International, Head of U.S. Institutional, General Counsel, portfolio manager of our Contrarian Fund, portfolio manager of our Worldwide Fund and portfolio manager of our Asia equity strategies.

  •
  Objective: 2011 Priorities.  Drive positive long-term net flows, achieve operating margins at or above 30 percent, build our institutional business, continue strong investment performance, expand our international investment team and client base, and rebuild our operations and technology infrastructure.

    CEO Performance:

    –
    We expanded and further developed our non-U.S. and U.S. institutional distribution and client base.

    –
    We gained consultant "buy" ratings on a number of fundamental equity and fixed income products with both U.S. and non-U.S. consultants.

    –
    We improved our operating margin to 31.8 percent versus 27.7 percent in 2010.

    –
    We strengthened our balance sheet and regained our investment grade credit rating.

    –
    We made progress in building our international investment team and client base.

    –
    We implemented operational changes that resulted in improved operational quality and increased productivity, resulting in our absolute cost of operational errors being at its lowest level since 2005.

    –
    We were adversely impacted by the investment performance challenges with our Large Cap Growth strategies and institutional clients' reallocations away from equity strategies, resulting in firm-wide AUM net outflows of $12 billion in 2011.

  •
  Objective: Leadership.  Drive high employee standards with accountability while continuing to build on the Company's vision of being a trusted partner to our clients.

    CEO Performance:  Mr. Weil drove high standards with accountability in 2011, and acceptance of Janus' vision by employees, clients and shareholders is gaining momentum, laying the foundation for anticipated long-term sustainable growth and the creation of shareholder value.

2011 CEO Variable Compensation Level – 70 Percent Reduction in CEO Pay

The Compensation Committee carefully considered the various relevant factors described in this CD&A and exercised its informed judgment to determine Mr. Weil's 2011 compensation at a level that the Compensation Committee believes is fair, reasonable and consistent with the objectives of our compensation programs. The Compensation Committee considered, among other factors, Mr. Weil's strong leadership, his substantial positive contributions, and the compensation practices of certain peer companies, while recognizing our disappointing shareholder returns, AUM net outflows, and investment performance in certain products. As a result, Mr. Weil's total 2011 total compensation was significantly reduced to $6 million (consisting of a $500,000 base salary and $5.5 million of variable compensation). This reduction resulted in:

  •
  a 70 percent reduction in his year-over-year total compensation from that reported in last year's proxy statement

  •
  a 40 percent reduction from his total 2010 compensation if his one-time 2010 employment inducement award is excluded

Mr. Weil's $5.5 million of variable compensation for 2011 is consistent with our previously described emphasis on equity-based awards (60 percent of total compensation):

  •
  Cash bonus of $1.9 million

  •
  Long-term incentive awards of $3.6 million (grant date value):

  –
  Restricted stock award: $2.4 million (grant date value) with a four-year vesting schedule

  –
  Two performance share unit awards – $1.2 million (grant date value), with each award subject to a stock price hurdle and a four-year vesting schedule as described below:

  The Compensation Committee awarded 33 percent of Mr. Weil's equity long-term incentive awards in the form of performance share units to further enhance the link between our CEO's pay and our stock price performance. The stock price hurdle for the first performance share unit award ($8.00) is 27 percent above the grant date market price of our stock, and the hurdle for the second performance share unit award ($10.00) is 58 percent above the grant date market price of our stock. (Our stock price closed at $6.31 per share on the date of grant.) If the applicable stock price hurdle is not exceeded for 20 consecutive trading days during the four years following the grant, then the award will be forfeited. If the applicable stock price hurdle is met, each award is also subject to a four-year, service-based vesting schedule.

  The Compensation Committee chose an absolute performance measure as opposed to a relative stock price performance measure due to differences between our business and the limited number of publicly-traded comparable companies. As our compensation programs continue to evolve and we gain experience with Mr. Weil's performance share unit awards, the Compensation Committee will evaluate other ways, if any, to implement a performance share unit program for our other senior executives.

Our CEO's 2012 Compensation Arrangement

In connection with the Compensation Committee's reevaluation of our compensation practices and programs, the Compensation Committee determined that Mr. Weil's compensation arrangement for 2012 should be structured to further our commitment to link pay with performance:

  •
  His 2012 pay mix will consist of 60 percent long-term incentive awards and 40 percent cash awards including base salary, consistent with his current pay mix.

  •
  His total compensation opportunity is capped at a maximum of $10 million which the Compensation Committee believes will provide him with a competitive and reasonable compensation opportunity, subject to performance. This maximum amount was also chosen as it was Mr. Weil's target compensation level at the time of his hiring. Therefore, the prior target compensation is now a ceiling.

  •
  A portion of Mr. Weil's 2012 compensation opportunity will be determined by a formula based on the year-over- year change in our operating income. Operating income was chosen as the performance measure because it is a key value-driver for shareholders. Also, this is a performance measure that our executives can more directly impact than many other performance metrics.

    As highlighted in the following chart, this formula-based portion of our CEO's variable compensation will have a minimum performance requirement and a maximum payout (200 percent of a $2 million target). In light of recent subpar investment performance in certain products and the resulting impact of performance fees on our revenues, operating income will be more difficult to achieve in 2012 than it would be under more typical or average performance and fee scenarios.

    CEO Goal-Based Compensation
    $ in millions

  •
  Except for the formulaic component described above and subject to the $10 million total compensation cap, it is expected that most of Mr. Weil's actual 2012 variable compensation will be determined by the Compensation Committee based upon its review of the various types of Company performance factors, individual performance factors and other factors of the type described in this CD&A that are deemed relevant by the Compensation Committee. As shown by the Compensation Committee's decision to significantly reduce Mr. Weil's compensation level for 2011, the Compensation Committee carefully exercises its discretion, taking into account both Company and individual performance.

  •
  Mr. Weil has voluntarily terminated his written severance rights agreement. As a result, Mr. Weil is no longer a party to a written agreement covering severance benefits prior to a change in control.

Our CEO's 2010 Employment Inducement Award

Although a 2010 compensation event, in response to shareholders questions and feedback, we believe it is important to address the reasons for Mr. Weil's $10 million inducement award that was granted in 2010. When recruiting a new CEO, the Board of Directors believed it was essential to the future success of Janus to hire a high caliber senior executive with extensive experience in a large, global financial services firm. After an extensive search, the Board of Directors determined that Mr. Weil was the right person to lead Janus forward with his strong leadership experience, his deep understanding of the asset management industry, and his experience developing a global business. In order to induce such a high caliber executive to leave a significantly larger annual compensation opportunity at his former employer (PIMCO) than what Janus could offer as an annual target compensation amount, the Board of Directors determined that an inducement restricted stock award of $10 million that vested over four years was a reasonable and appropriate offer to incentivize Mr. Weil to join Janus. Even at this level, the Board of Directors understood that such an amount would not fully replace his compensation opportunity at his former employer. The equity form of the award with vesting over four years was also intended to immediately align Mr. Weil's interests with the longer-term interests of our shareholders. As the purpose of this employment inducement award was to incentivize Mr. Weil to leave his prior employer, this type of award will not be granted again to Mr. Weil.

Relationship Between Other NEOs' Compensation Levels and Performance

Overview

To determine 2011 compensation for Ms. Robin Beery and Messrs. Bruce Koepfgen, Augustus Cheh and George Batejan (the "other NEOs"), the Compensation Committee evaluated the performance of these NEOs following consultation with the CEO, Janus' Human Resources department and the Committee Consultants, while recognizing that our recent investment performance challenges are not the direct responsibility of any of the other NEOs. The variable compensation awards paid to our other NEOs in 2011 reflect the contribution of each NEO to the achievement of our Company-wide performance results and the Compensation Committee's evaluation of the other compensation factors described in this CD&A.

For 2011, the other NEOs' mix of variable compensation was generally split 46 percent cash and 54 percent long-term incentive awards to maintain a strong alignment between each such NEO's compensation and the long-term interests of our shareholders. Because we wanted to preserve equity award availability (other than stock options) to give us the ability to provide future grants for retention or new hire purposes and to further strengthen the alignment of our NEOs' compensation with our fundholders, the other NEOs' long-term incentive awards included some stock options to our CFO and some mutual fund units to Ms. Beery and Messrs. Cheh and Batejan.

Compensation Decisions for Other NEOs

As each of the remaining NEOs other than Ms. Beery is new to Janus, we are unable to provide year-over-year compensation changes. With respect to Ms. Beery, her 2011 total compensation level was up 17 percent from her total compensation in 2010 in light of her individual contributions and accomplishments described below and the Compensation Committee's determination that Ms. Beery's 2010 compensation level was materially below the median compensation of comparable officers at our peer group companies. The individual 2011 compensation decisions for the other NEOs are described in more detail below.

Our pay-for-performance approach also applied to our investment team members that were included in our last proxy statement: Mr. Jonathan Coleman (Co-Chief Investment Officer – Equity and Portfolio Manager), Mr. Gibson Smith (Co-Chief Investment Officer – Fixed Income and Portfolio Manager), and Mr. James Goff (Director of Research and Portfolio Manager). With respect to 2011 compensation levels, the total economic compensation paid to each of Messrs. Coleman, Smith and Goff for their services in 2011 as compared to 2010 levels ranged from flat to more than a 70 percent reduction in compensation, driven primarily by the investment performance challenges in our Large Cap Growth strategies, the strong growth and investment performance of our fixed income business, and Janus' overall investment performance and net AUM outflow challenges (as described in this CD&A).

Individual Performance Summary

In addition to our overall Company performance and other relevant compensation factors, the Compensation Committee considered the following individual responsibilities, accomplishments and contributions in arriving at compensation decisions for the other NEOs:

  Bruce L. Koepfgen, Executive Vice President and Chief Financial Officer.    Mr. Koepfgen joined Janus on May 23, 2011. As CFO, Mr. Koepfgen provided strong strategic leadership and financial stewardship in a challenging year with emphasis on cost and capital efficiency. His leadership and experience contributed to improved financial results in 2011. He further aligned Janus' interests with those of shareholders through the implementation of the new variable compensation program and drove significant progress on long-term strategic priorities, both domestically and internationally, through his partnership with the executive management team. Mr. Koepfgen has also worked closely with INTECH Investment Management LLC ("INTECH") and Perkins Investment Management LLC ("Perkins") to ensure that the highest levels of financial oversight are in place across the organization.

  Mr. Koepfgen's compensation for 2011 consisted of:

    •
    $243,056 of base salary ($400,000 annual rate)
    •
    $735,000 of a cash bonus
    •
    $490,000 of restricted stock that is subject to a four-year vesting schedule
    •
    $600,000 of stock options that are subject to a four-year vesting schedule

  Mr. Koepfgen was awarded a stock option award to preserve restricted stock award availability under our 2010 Long-Term Incentive Stock Plan while still strengthening his alignment with our shareholders as a new CFO: He will only receive compensation from the stock option award if our stock price rises from the grant date. As further described in "Employment Arrangements with Named Executive Officers" on page [55], Mr. Koepfgen was also provided a one-time $225,000 relocation amount at his time of hire to cover certain housing and travel expenses.

  Robin C. Beery, Executive Vice President and Head of U.S. Distribution.    Despite challenging economic and investment performance conditions, Ms. Beery led the efforts of Janus' U.S. distribution business to develop sales opportunities in 2011, leading to positive sales growth in the institutional channel. Under her leadership, Janus successfully rolled out several differentiated product lines that are expected to drive future flows into our intermediary and institutional distribution channels. Additionally, she led an effective transformation of the U.S. distribution group with improved alignment and focus on our clients' needs and overall profitability of the business. Ms. Beery played a significant role in the hiring of our new Head of U.S. Institutional, resulting in a restructuring of that business unit intended to drive increased revenues. Ms. Beery has continued to focus on developing the sales and marketing bench while managing significant improvements in our client and consulting relationships. Additionally, she is leading the brand and client focus initiatives that better position our investments products beyond U.S. equities. In addition, Ms. Beery serves as President of the Janus mutual funds acting as the business liaison between Janus and the Fund Trustees.

  Ms. Beery's compensation for 2011 consisted of:

    •
    $400,000 of base salary
    •
    $1.14 million of a cash bonus
    •
    $760,000 of restricted stock that is subject to a four-year vesting schedule
    •
    $400,000 of mutual fund units that are subject to a four-year vesting schedule

  Augustus Cheh, President of Janus Capital International.    Mr. Cheh joined Janus on March 29, 2011. He is responsible for all of Janus' non-U.S. business efforts. Under Mr. Cheh's leadership, the momentum of Janus' non-U.S. business has accelerated. He has focused on strengthening distribution, establishing greater consultant advocacy, enhancing our product line and expanding our non-U.S. business. Mr. Cheh was instrumental in recruiting and hiring top client facing talent to fill key roles he identified in France, Hong Kong, Japan, Switzerland, the Netherlands and the United Kingdom. Mr. Cheh also led the enhancement of Janus' product platform to better meet non-U.S. investor needs, including the launch of new products and share classes designed for non-U.S. investors. The strengthening of distribution, aided by enhancements to our product line, has increased sales activity and has helped Janus meet early milestones in the expansion of our international business. We believe the refocusing of our distribution resources, the continued refinement of our product platform and the implementation of best practices will all help position Janus for future success in the international business.

  Mr. Cheh's compensation for 2011 consisted of:

    •
    $304,668 of base salary ($400,000 annual rate)
    •
    $1.17 million of a cash bonus
    •
    $780,000 of restricted stock that is subject to a four-year vesting schedule
    •
    $400,000 of mutual fund units that are subject to a four-year vesting schedule

  As further described in "Employment Arrangements with Named Executive Officers" on page [55], to induce Mr. Cheh to leave his prior employer in light of his annual compensation opportunity at that employer and the amount of unvested long-term incentive awards that he would forfeit by leaving, he was provided an annual $250,000 housing allowance and was awarded at his time of hire a one-time employment inducement award valued at $1,105,002, subject to a three-year vesting schedule that consisted of a restricted stock award and a mutual funds unit award (evenly split).

  George Batejan, Executive Vice President and Global Head of Technology and Operations.    Mr. Batejan joined Janus on October 18, 2010. Mr. Batejan has placed significant emphasis on delivering operating excellence within Janus and for our clients. In 2011, he met with critical distribution partners resulting in an improved client experience. He was instrumental in restructuring the Operations and Information Technology departments. His actions resulted in the successful implementation of several key initiatives including the development of new tools for the distribution teams, allowing them to enhance our sales intelligence and provide higher levels of service to key advisers. In addition, his group delivered new client reports that position Janus for further growth in the institutional segment. Mr. Batejan also established a Company-wide effort to identify and resolve operating deficiencies. This process identified several opportunities to increase operational efficiency leading to the implementation of a new client on – boarding process, automated corporate action capabilities, improved asset and cash flow reporting, and the seamless launch of several new products. Mr. Batejan's leadership in the area of operational excellence resulted in the cost of operational errors being at its lowest level since 2005. Mr. Batejan was also able to significantly improve the efficiency of Janus' operations and technology functions, resulting in expenses falling to substantially below budget.

  Mr. Batejan's compensation for 2011 consisted of:

    •
    $350,000 of base salary
    •
    $300,000 of a cash bonus
    •
    $200,000 of restricted stock that is subject to a four-year vesting schedule
    •
    $200,000 of mutual fund units that are subject to a four-year vesting schedule

  Gregory A. Frost, Former Chief Financial Officer.    Mr. Frost's employment ended on July 31, 2011. As part of the consideration for Mr. Frost to remain with Janus during the transition of Mr. Koepfgen into the role of CFO and to assist us after his departure, Janus paid Mr. Frost a lump sum transition payment equal to $550,000 (equivalent to 6 months of his variable compensation target). In addition, all unvested long-term incentive awards that would have vested on February 2012 became immediately vested.

Additional Detail on Our Compensation Programs

There are three key compensation elements to our compensation programs: (i) base salary, (ii) variable cash compensation, and (iii) variable long-term incentive awards. These key compensation elements are summarized in the following table.

Compensation Element	Objective	Features

Base Salary	Provides a minimum, fixed level of cash compensation to executives	Represents a relatively low percentage of total compensation
Criteria considered when establishing base salaries:
• Job responsibilities and experience
• Tenure and sustained performance
• Internal equity among executive peers
• Competitive market data of our peer companies
Our NEO base salaries were not increased in 2011

Variable Compensation	Provides executives with additional compensation linked directly to Janus and individual performance	Represents the largest component of NEO total compensation, and consists of variable cash awards and variable long-term incentive awards
A total variable compensation award is determined for each NEO, which is then split between cash and long-term incentive awards
Can vary significantly from year to year based on Janus and individual performance

– Variable Cash	Recognizes executives for Janus and individual performance	Cash bonuses are typically awarded annually in a lump sum following the close of each fiscal year

– Variable Long-Term Incentives	Recognizes executives for Janus and individual performance; however, because such awards are subject to multiyear vesting and performance measures, their value at the time of vesting will vary based on future stock and fund performance	Granted annually based on performance criteria and are subject to additional three- or four-year, service-based vesting schedules
Designed to align the long-term interests of the NEOs with public and fund shareholders

Other Benefits	Provides executives with health and retirement benefits	Benefits offered to NEOs are consistent with those provided to all Janus employees

  Variable Compensation Overview

Most of our annual incentive awards, whether cash or long-term incentive, are funded through our variable compensation pool program ("Variable Pool") that is based on our consolidated pre-incentive operating income (an internally derived non-GAAP performance measure). The final determination of the Variable Pool's funding level is subject to the approval of the Compensation Committee. Funds in the Variable Pool are then allocated to individual employees based on Company performance factors, department and team performance, individual contributions and other factors described in this CD&A. The Compensation Committee believes that no single set of formulas or objective measures can fully or adequately take into account the full range of considerations in assessing individual performances or setting compensation.

The variable compensation of our CEO, our CFO, our General Counsel and our Chief Compliance Officer is not funded out of the above described Variable Pool. However, we anticipate that their variable compensation will continue to be impacted by changes in our pre-incentive operating income. The above officers are excluded from the Variable Pool to: (i) facilitate their focus on long-term objectives and not short-term profitability; (ii) avoid possible conflicts of interest with the compensation allocations that are based in part on the recommendations of the CEO; and (iii) allow the Compensation Committee to separately and fully evaluate the level of compensation to senior executive officers who have the most responsibility for our financial results and overall risk management.

Other Compensation Process Matters

Compensation Committee's Role.    The Compensation Committee determines the levels and type of compensation paid to our NEOs. In addition to the factors described elsewhere in this CD&A, the Compensation Committee considers the following other significant factors in determining individual NEO compensation levels:

  •
  Nature and scope of each NEO's responsibilities;

  •
  Specific skills and talents of each NEO and the difficulty in replacing them;

  •
  Each NEO's contributions toward the overall company performance goals and objectives;

  •
  Effectiveness of each individual NEO in promoting the long-term interests of our shareholders;

  •
  Each NEO's focus on promoting integrity and leadership;

  •
  External market factors and unforeseen issues that arise during the year that may lead to a change or reprioritization of pre-established goals and objectives;

  •
  Tally sheets, which detail all components of each NEO's compensation and projected payments under potential severance and change-in-control scenarios; and

  •
  Amount and mix of compensation payable to our other executives when it determines appropriate compensation for a specific NEO.

Compensation Consultants' Role.    The Compensation Committee relies in part on advice from the Committee Consultants (McLagan and Semler Brossy). The Committee Consultants provide an objective perspective, comprehensive comparative data on the financial services industry, pay for performance approaches and general best practices, which enhance the quality of the Compensation Committee's decisions. Please refer to "Corporate Governance – Compensation Consultants to the Compensation Committee" on page [19] for additional detail as to the Committee Consultants' activities for 2011.

Janus Management's Role.    Management assists the Compensation Committee by providing information and recommendations on Janus' various compensation programs. At the beginning of each year, the CEO, in conjunction with Janus' Human Resources department and other key leaders within Janus, recommends to the Board and the Compensation Committee the financial and strategic objectives for the Company. During the year, management provides the Compensation Committee with periodic updates on the interim progress of our financial and strategic objectives. After the end of each year, management presents the Compensation Committee with its evaluation of the Company's performance against those financial and strategic objectives. The CEO then evaluates the individual performance of each member of the senior management team and recommends levels of compensation to the Compensation Committee for review and approval.

Risk Consideration.    As more fully described in "Board Leadership Structure and Risk Oversight" section on [pages 16 through 18], the Compensation Committee carefully reviews the risks and rewards associated with our compensation programs. The Compensation Committee designs compensation programs with features that mitigate risk without diminishing incentives to deliver strong performance for our clients and shareholders. We believe our compensation programs encourage and reward prudent business decisions and appropriate risk-taking over the short and long term. Management and the Compensation Committee regularly evaluate the risks involved with our compensation programs globally and do not believe that any of these programs create risks that are reasonably likely to have a material adverse impact on our Company or our clients. In 2011, management conducted, and the Compensation Committee reviewed, a comprehensive global risk assessment. The risk assessment included conducting a global inventory of incentive plans and programs and considered factors such as the plan structure, plan metrics, number of participants, maximum payments and risk mitigation factors. Our incentive compensation programs incorporate risk-mitigating components, including:

  •
  Utilizing caps on potential payments

  •
  85 percent of our NEOs' and investment team's total compensation is "at risk"

  •
  No single financial or strategic objective determines compensation payouts

  •
  Balanced mix of short-term cash awards and long-term incentive awards

  •
  Clawback provisions to recoup long-term incentive compensation of our senior management team in certain situations

  •
  Stock ownership guidelines for the senior management team and holding requirements for performance share units

  •
  Short-selling/hedging prohibitions

  •
  Long-term incentive granting procedures with pre-established grant dates that generally follow our release of earnings

Our Peer Group.    We review compensation practices at both a broad sampling of asset management companies and a more select peer group in connection with evaluating our compensation programs. McLagan annually recommends the composition of the competitive peer group to the Compensation Committee, which then reviews and discusses such proposed peer group with management.

For 2011, the Compensation Committee used a 14-company peer group as a frame of reference for evaluating the competitiveness and reasonableness of the NEOs' proposed pay levels. This same peer group was used by the Compensation Committee when it considered 2011 compensation levels for the NEOs.

In determining the reasonableness of the 14-company peer group, the Compensation Committee, supported by guidance from McLagan, acknowledged that no single competitor firm is exactly like Janus. The Compensation Committee also considered that the competitive labor market for senior executive talent in the asset management industry is broad and diverse, encompassing other publicly owned asset management firms, privately owned asset management firms and asset management subsidiaries of larger financial services firms. Some of the peer compensation data is from confidential, non-publicly available survey data of private firms, which provides the Compensation Committee a more complete view of the competitive landscape. The Compensation Committee does not benchmark specific elements of compensation or establish target percentiles in determining or justifying individual compensation decisions in comparison to our peer group. Rather, the Compensation Committee considers a variety of factors for evaluating pay and performance, including but not limited to, competitive market practices, our overall performance, and the performance of individual NEOs.

Against this backdrop, the Compensation Committee believes that as a group, the following 14 firms provide a reasonable frame of reference for evaluating executive pay levels and practices given a combination of factors, including the competitors' size, geographic scope, operating approach, product breadth, operating complexity, channel coverage, ownership, history and performance:

• AllianceBernstein L.P.	• Morgan Stanley Investment Management
• American Century Investments	• Neuberger Berman Group
• Delaware Investments	• Nuveen Investments
• Eaton Vance Management	• Oppenheimer Funds, Inc.
• Franklin Templeton Investments(3)	• Putnam Investments
• Invesco plc.	• T. Rowe Price Associates, Inc.(3)
• MFS Investment Management	• Western Asset Management Co.

Additional Compensation Practices and Policies

Severance Guidelines.    We generally believe that Janus should provide reasonable severance benefits to employees whose employment is involuntarily terminated without individual performance issues. Fair and reasonable severance benefits provide some support to terminated employees as they seek new employment. Severance benefits provide Janus an opportunity to obtain a release of legal claims and enforce additional restrictive covenants (such as non-solicitation clauses), which help protect our business. A description of the severance rights of each NEO is outlined in "Termination and Change-in-Control Arrangements with Named Executive Officers" beginning on page [61].

Change in Control.    Change-in-control severance benefits for certain executives are generally intended to mitigate the potential conflict of interest that may arise in a change-in-control transaction. Relative to the overall value of Janus, these potential change-in-control benefits are reasonable and consistent with the general practice among our peers based upon information provided by McLagan, one of the Committee Consultants. These benefits are based on a "double trigger" approach and only arise if there is a material negative change to employment arising from, or within two years after, a change in control of Janus. Our change-in-control benefits do not include any tax gross-up rights and the executives are personally responsible for the payment of any excise tax. The change-in-control severance rights of our NEOs, if any, are outlined in "Termination and Change-in-Control Arrangements with Named Executive Officer" beginning on page [61]. In addition, as of December 30, 2011, all long-term incentive awards are subject to accelerated vesting only if (i) there is a change in control of Janus, and (ii) the executive's employment is terminated either by the Company without cause or for "good reason" by the executive (material diminution in duties, reduction in compensation or relocation of the principal place of employment) within two years after a change in control of Janus.

(3)
Considered in pay analysis for all NEOs, except for the CEO position. The two exclusions were based upon potential compensation distortions for the CEO role due to the CEO's large equity ownership levels arising from being a founder or partner-equivalent in such excluded peer group company.

Clawback.    Long-term incentive compensation awarded to members of our senior management team is subject to recovery or "clawback" in the event that there is a material misstatement in our financial statements and such misstatement is found to be the result of such senior executive's active participation in, knowing concealment of or knowing failure to identify such misstatement. Any long-term incentive award granted to the applicable senior executive is subject to recovery by Janus (e.g., by forfeiture of unvested awards or repayment of vested awards) within three years of any such grant. This policy supports our commitment to the accuracy of Janus' financial statements and discourages excessive risk-taking. Once the SEC issues the anticipated new rules related to clawback policies for executive compensation, we will review our current policies and revise them as needed.

Anti-Hedging Policy.    Janus prohibits transactions in Janus stock that are speculative in nature. Speculative trading includes "put" or "call" options, short sales, hedging or similar derivative transactions. This policy supports our commitment to maintaining the alignment of our employees with the long-term interests of our shareholders.

Grant Procedures for Long-Term Incentive Awards.    All long-term incentive awards are granted pursuant to written grant procedures that are designed to ensure compliance with all legal and regulatory requirements. Our practice is to determine the dollar amount of long-term incentive compensation that we want to provide each long-term incentive recipient, and then allocate that amount according to the designated long-term incentive mix by (i) granting a number of shares of restricted stock that have a fair market value equal to the dollar amount of designated long-term incentive compensation on the date of grant; (ii) granting a number of stock options that have an exercise price equal to the fair market value of our stock price on the date of grant, using a Black-Scholes stock option valuation model to calculate the value of each stock option; and (iii) awarding a dollar value for each mutual fund unit award and for each performance share unit award. The grant date is established by the Compensation Committee and our written granting procedures, and management has no discretion to establish the grant date.

Perquisites and Other Benefits.    We annually review other benefits provided to our NEOs. We generally provide benefits to our executives that are similar to (if not the same as) those offered to other Janus employees, except our NEOs are also provided the opportunity to participate in the Executive Income Deferral Program (described below). Although some of our competitors may provide their executives with special perquisites, we believe that we can retain top executive talent by providing market competitive total compensation opportunities and health and retirement benefits. Currently, our NEOs and all other full-time employees can participate in the following benefit programs:

  •
  Medical, dental and vision insurance
  •
  Life insurance and short- and long-term disability insurance
  •
  Charitable gift matching by Janus of up to $2,000 per employee per year
  •
  401(k) contribution match of up to 3 percent of eligible compensation
  •
  Additional discretionary employer contributions to our 401(k) plan
  •
  Relocation, housing and travel assistance and other cost reimbursements

Janus also offers a tax-deferred compensation program to key executives and directors. Under the Janus Executive Income Deferral Program, the NEOs and other executives of the Company and its affiliates may elect to defer receipt of up to 50 percent of their base salary, all or a portion of their annual or periodic cash bonus (and commissions, if applicable), and all or a portion of any restricted stock or mutual fund unit awards. None of the NEOs elected to participate in this deferral program in 2011.

Section 162(m) Compliance.    Section 162(m) of the Code generally disallows a tax deduction to public corporations for compensation greater than $1 million paid in any one fiscal year to a corporation's CEO and three other most highly compensated executive officers (other than the CFO) as of the end of any fiscal year. However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met. Janus generally structures its variable compensation to achieve tax deductibility under Section 162(m). To facilitate that objective, specified performance thresholds for funding variable compensation must be satisfied before payments are made. Achievement of the threshold performance criteria did not guarantee that our NEOs would receive any specific variable compensation for 2011.

All compensation paid in 2011 was deductible, and the Compensation Committee intends to preserve the deductibility of executive compensation under Section 162(m); however, the Compensation Committee may make compensation decisions that do not result in tax deductibility. The Compensation Committee believes that shareholder interests are best served by allowing the Compensation Committee discretion and flexibility in crafting compensation programs, even though such programs may result in certain non-deductible compensation expenses.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board is primarily responsible for reviewing, approving and overseeing Janus' compensation plans and practices, and works with management and the Committee Consultants to establish Janus' executive compensation philosophy and programs. The Compensation Committee is composed entirely of independent directors, as defined under our Corporate Governance Guidelines and the NYSE Listing Standards.

The Compensation Committee has reviewed and discussed the "Compensation Discussion and Analysis" section with management. Based upon this review and discussion, the Compensation Committee has recommended to the Board of Directors that the "Compensation Discussion and Analysis" section be included in this Proxy Statement.

Respectfully,

Members of the Compensation Committee

  Jock Patton, Chairman
  Timothy K. Armour
  Paul F. Balser
  G. Andrew Cox
  Lawrence E. Kochard

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table contains information about the compensation that Janus paid during 2011, 2010 and 2009 to the NEOs:

Name and Principal Position	Year	Salary ($)		Restricted Stock Awards ($) (7)			Option Awards ($) (9)		Non-Equity Incentive Plan Compensation ($) (10)		All Other Compensation ($) (11)		Total ($)

Richard M. Weil, CEO (1)	2011 2010 2009	$ $	500,000 458,333 –	$ $	3,631,099 12,999,996 –	(8)	$	– 3,000,000 –	$ $	1,900,000 3,500,000 –	$ $	120,053 379,539 –	$ $	6,151,152 20,337,868 –

Bruce L. Koepfgen, CFO (2)	2011 2010 2009		$243,056 – –		– – –			– – –		$735,000 – –		$246,145 – –		$1,224,201 – –

Robin C. Beery, Head of U.S. Distribution (3)	2011 2010 2009		$400,000 – –		$760,004 – –			– – –		$1,540,000 – –		$41,451 – –		$2,741,455 – –

Augustus Cheh, President of Janus International (4)	2011 2010 2009		$304,668 – –		$552,502 – –			– – –		$2,122,500 – –		$220,322 – –		$3,199,992 – –

George Batejan, Global Head of Technology and Operations (5)	2011 2010 2009		$350,000 – –		$61,667 – –			– – –		$500,000 – –		$143,428 – –		$1,055,095 – –

Gregory A. Frost, Former CFO and Treasurer (6)	2011 2010 2009	$ $ $	233,333 400,000 400,000	$ $ $	439,998 100,095 113,752		$ $	– 100,102 113,750	$ $ $	256,807 660,000 800,800	$ $ $	832,206 32,890 29,133	$ $ $	1,762,344 1,293,087 1,457,435

(1)
Mr. Weil assumed the role of CEO beginning on February 1, 2010; accordingly 2010 reflects only 11 months of his base salary.
(2)
Mr. Koepfgen assumed the role of Executive Vice President on May 23, 2011, and of CFO on August 1, 2011.
(3)
Although Ms. Beery has been with Janus since 1994, she was not a NEO in 2009 or 2010.
(4)
Mr. Cheh assumed the role of President of Janus International on March 29, 2011.
(5)
Mr. Batejan assumed the role of Global Head of Technology and Operations on October 18, 2010.
(6)
Mr. Frost resigned on July 31, 2011.
(7)
Amounts shown represent the restricted stock awards granted in 2011 for services provided in 2010, except for: (i) Mr. Weil's $9,999,995 employment inducement award granted in 2010; (ii) Mr. Weil's $3,000,001 award granted in 2010 for services provided in 2010; (iii) Mr. Weil's $3,631,099 awards granted in 2011 for services provided in 2011; and (iv) Mr. Cheh's $552,502 employment inducement award granted in 2011. The value of each restricted stock award is determined pursuant to Accounting Standards Codification ("ASC") Topic 718 by multiplying the fair market value of our common stock on the grant date (the average of the high and low trading prices on the grant date) by the number of shares granted. The amounts reported for these awards may not represent the amount that the NEO will actually realize from the awards. Whether, and to what extent, a NEO realizes value will depend on the Janus' stock price and continued employment.
(8)
Consists of a $2,400,000 restricted stock award that vests over four years; a $598,584 performance share unit award that is subject to an $8.00 stock price hurdle and a four-year vesting schedule; and a $632,515 performance share unit award that is subject to a $10.00 stock price hurdle and a four-year vesting schedule. These awards are more fully described on page [40] of the "Compensation Discussion and Analysis" section of this Proxy Statement. The amounts reported for these awards may not represent the amount that the NEO will actually realize from the awards. Whether, and to what extent, a NEO realizes value will depend on the Janus' stock price and continued employment.

(9)
Amounts shown represent stock options granted in the reported year for services provided in the prior year, except for Mr. Weil's $3,000,001 award granted in 2010 for services provided in 2010. The market value of stock option awards was determined on the date of grant pursuant to ASC Topic 718 using the Black-Scholes option pricing model utilizing assumptions discussed in Note 12 to Janus' financial statements for the year ended December 31, 2011, included in our Annual Report on Form 10-K. The amounts reported for these awards may not represent the amount that the NEO will actually realize from the awards. Whether, and to what extent, a NEO realizes value will depend on the Janus' stock price and continued employment.
(10)
The amounts shown in the "Non-Equity Incentive Plan Compensation" column represent compensation earned under the variable compensation plans in accordance with at least the achievement of predetermined Section 162(m) performance goals as certified by the Compensation Committee. Compensation under these plans includes cash bonuses and mutual fund share unit awards. The amounts set forth in the Non-Equity Incentive Plan Compensation column include the following:

Name	Year	Cash Awards	Mutual Fund Unit Awards		Total

Richard M. Weil	2011	$1,900,000	–		$1,900,000
	2010	$3,500,000	–		$3,500,000
	2009	–	–		–

Bruce L. Koepfgen	2011	$735,000	–		$735,000
	2010	–	–		–
	2009	–	–		–

Robin C. Beery	2011	$1,140,000	$400,000		$1,540,000
	2010	–	–		–
	2009	–	–		–

Augustus Cheh	2011	$1,170,000	$952,500	(a)	$2,122,500
	2010	–	–		–
	2009	–	–		–

George Batejan	2011	$300,000	$200,000		$500,000
	2010	–	–		–
	2009	–	–		–

Gregory A. Frost	2011	–	$256,807	(b)	$256,807
	2010	$660,000	–		$660,000
	2009	$600,600	$200,200		$800,800

(a)
Mr. Cheh's award includes a $552,500 employment inducement award in the form of a mutual fund unit award granted on March 29, 2011.
(b)
In connection with Mr. Frost's transition agreement, upon his termination on July 31, 2011, he vested in 25 percent of the mutual fund unit award granted to him on February 1, 2011, that was scheduled to vest in February 2012.

(11)
The amounts shown in the "All Other Compensation" column include the following:

Name	Year	ESOP Contri- butions (a)	Profit Sharing Contri- butions (a)	401(k) Contri- butions		Group Term Life Insurance Premiums (b)	Health Insurance Premiums (c)	Dividends on Unvested Restricted Stock		Other		Total

Richard M. Weil	2011	$2,450	$2,450	$7,350		$2,610	$12,875	$92,318		–		$120,053
	2010	$4,900	$4,900	$7,350		$2,075	$9,884	$44,143		$306,287	(d)	$379,539
	2009	–	–	–		–	–	–		–		–

Bruce L. Koepfgen	2011	$2,450	$2,450	$7,350		$1,385	$7,510	–		$225,000	(e)	$246,145
	2010	–	–	–		–	–	–		–		–
	2009	–	–	–		–	–	–		–		–

Robin C. Beery	2011	$2,450	$2,450	$7,350		$2,375	$13,466	$13,360		–		$41,451
	2010	–	–	–		–	–	–		–		–
	2009	–	–	–		–	–	–		–		–

Augustus Cheh	2011	–	–	$15,233	(f)	$542	$7,191	$6,938	(g)	$190,418	(h)	$220,322
	2010	–	–	–		–	–	–		–		–
	2009	–	–	–		–	–	–		–		–

George Batejan	2011	$2,450	$2,450	$7,350		$2,257	$13,466	$722		$114,733	(i)	$143,428
	2010	–	–	–		–	–	–		–		–
	2009	–	–	–		–	–	–		–		–

Gregory A. Frost	2011	–	–	$7,350		$1,385	$7,855	$5,141		$810,475	(j)	$832,206
	2010	$4,900	$4,900	$7,350		$2,255	$12,412	$1,073		–		$32,890
	2009	$4,900	$4,900	$3,675		$2,255	$12,401	$1,002		–		$29,133

(a)
Amounts shown represent Employee Stock Ownership (ESOP) and profit-sharing contributions earned in the reported year and paid in the following year.
(b)
Includes benefits available to all employees and those benefits available specifically for the officers.
(c)
Health insurance benefits are generally available to all employees.
(d)
The amount in 2010 includes relocation assistance Mr. Weil received for his move to Denver, including an $114,670 tax gross-up arising from such relocation assistance.
(e)
The amount in 2011 includes a $225,000 relocation amount received by Mr. Koepfgen at his time of hire to cover certain housing and travel expenses.
(f)
The amount in 2011 includes the contribution to the Hong Kong Mandatory Provident Fund on Mr. Cheh's behalf.
(g)
Mr. Cheh receives restricted stock units instead of restricted stock awards. As a result, Mr. Cheh receives dividend equivalents in the form of restricted stock units, instead of cash dividends.
(h)
The amount in 2011 includes the housing allowance received by Mr. Cheh.
(i)
The amount in 2011 includes relocation assistance Mr. Batejan received for his move to Denver, including a $24,922 tax gross-up arising from such relocation assistance.
(j)
The amount in 2011 includes a $550,000 transition payment to Mr. Frost for his services provided during the transition period from the date of his resignation notice to his last date of employment and $260,475 related to the accelerated vesting of 25 percent of his 2011 mutual fund unit award.

 GRANTS OF PLAN-BASED AWARDS IN 2011

						Estimated Future Payouts Under Equity Incentive Plan (5)

		Estimated Future Payouts Under Non-Equity Incentive Plan										Grant Date Fair Market Value of Stock and Option Awards ($)(8)
										All Other Stock Awards: Number of Shares of Stock or Units (#)

Name	Grant Date	Threshold ($)	Target ($)		Maximum ($)(4)	Threshold (#)	Target (#)		Maximum (#)

Richard M. Weil	12/30/11	–	–		–	–	630,355	(6)	–	–		$3,631,099
	1/1/11		$1,900,000	(1)

Bruce L. Koepfgen		–	–		–	–	–		–	–		$–
	5/23/11		$735,000	(1)

Robin C. Beery	2/4/11	–	–		–	–	59,329		–	–		$760,004
	1/1/11		$1,140,000	(1)

Augustus Cheh	3/29/11	–	–		–	–	–		–	45,927	(7)	$552,502
	3/29/11		$1,170,000	(1)
	3/29/11		$552,500	(2)

George Batejan	2/4/11	–	–		–	–	4,814		–	–		$61,667
	1/1/11		$300,000	(1)

Gregory A. Frost	2/4/11	–	–		–	–	34,348		–	–		$439,998
	2/1/11		$256,807	(3)
	7/29/11		$260,475	(3)

(1)
Represents variable cash compensation earned in 2011 but paid in 2012 under our variable compensation programs. Such plans had a performance period beginning January 1, 2011.
(2)
Represents mutual fund unit awards granted as an employment inducement award in 2011. The award has a four-year vesting schedule commencing on January 1, 2012. Mutual fund units are based on the performance of selected Janus-affiliated mutual funds.
(3)
Represents the portion of Mr. Frost's mutual fund unit awards that vested in 2011 (granted in 2010).
(4)
As the future payout for mutual fund unit awards is dependent on the performance of the underlying Janus-affiliated mutual funds selected by the recipient, it is not possible to determine a maximum amount.
(5)
Represents shares of restricted stock granted during 2011 except as otherwise described in footnote (6) below. The awards ratably vest over four years. Each unvested share of restricted stock held by an executive is entitled to cash dividends declared on Janus common stock, which recently has been at the quarterly rate of $0.05 per share. This dividend payment is included within "All Other Compensation" of the "Summary Compensation Table" on page [51].
(6)
Mr. Weil received 381,255 shares of restricted stock that vest over four years, 117,600 shares of performance share unit awards that are subject to an $8.00 stock price hurdle and a four-year vesting schedule, and 131,500 shares of performance share unit awards that are subject to a $10.00 stock price hurdle and a four-year vesting schedule. These awards are more fully described on page [40] of the "Compensation Discussion and Analysis" section of this Proxy Statement
(7)
Represents shares of restricted stock granted to Mr. Cheh as an employment inducement award in 2011. The award has a four-year vesting schedule commencing on January 1, 2012.
(8)
Represents the fair market value of the awards on grant date, as required by ASC Topic 718.

 EMPLOYMENT ARRANGEMENTS WITH NAMED EXECUTIVE OFFICERS

  Richard M. Weil – Employment Arrangement with Our Chief Executive Officer

  Mr. Weil's offer letter provides for the following terms for his continued employment:

Base Salary:	$500,000, payable semimonthly
Variable Cash Target:	$3,500,000, payable annually
Variable Long-Term Incentive Target	$6,000,000, granted annually

  All awards are determined by the Compensation Committee. Any variable compensation awards to Mr. Weil are subject to at least the achievement of performance criteria in compliance with Section 162(m) of the Code. A more detailed description of Mr. Weil's 2011 and 2012 compensation arrangements can be found in the "Compensation and Discussion Analysis" section of the Proxy Statement, beginning on page [38].

  Mr. Weil is also entitled to all health and retirement benefits offered to our other senior executives, and he received a relocation package to assist with his move to Denver, Colorado.

  Under the terms of his long-term incentive awards, for a period of one year after his termination of employment, Mr. Weil has agreed not to (i) interfere with any relationship between Janus or any of its affiliates (individually, a "Janus Entity"), and any of their employees, consultants, agents or representatives; (ii) employ or attempt to employ or engage on behalf of any competitive business any employee, consultant, agent or representative of a Janus Entity, or any such person who was so employed or engaged within the six-month period immediately preceding Mr. Weil's termination; (iii) solicit any investment advisory or investment management client of a Janus Entity, to which a Janus Entity rendered services during the six-month period immediately preceding Mr. Weil's termination; or (iv) divert or attempt to divert from a Janus Entity any business in which a Janus Entity has been actively engaged. As these restrictions are similar to those applicable to other NEOs, such restrictions will be referred to as the "Non-Solicitation Obligations" in this Proxy Statement.

  Bruce L. Koepfgen – Employment Arrangement with Our Chief Financial Officer

  We do not have a formal written employment agreement with Mr. Koepfgen and have not established target compensation levels for him. Mr. Koepfgen receives an annual base salary of $400,000. As with all NEOs, variable compensation awards to Mr. Koepfgen are determined by the Compensation Committee and are subject to at least the achievement of performance criteria in compliance with Section 162(m) of the Code.

  To encourage Mr. Koepfgen to immediately spend as much time as possible following his hire date at our offices in Denver, Colorado, rather than at his home in Chicago, Mr. Koepfgen was provided a $225,000 relocation amount at his time of hire to cover certain housing and travel expenses.

  Mr. Koepfgen is also entitled to all health and retirement benefits offered to our other senior executives.

  Under the terms of his long-term incentive awards, for a period of one year after his termination of employment, Mr. Koepfgen has agreed to restrictive covenants similar to the Non-Solicitation Obligations (as described under the above subsection titled "Richard M. Weil – Employment Arrangement with Our Chief Executive Officer").

  Robin C. Beery – Employment Arrangement with Our Head of U.S. Distribution

  We do not have a formal written employment agreement with Ms. Beery and have not established target compensation levels for her. Ms. Beery is paid an annual base salary of $400,000. As with all NEOs, variable compensation awards to Ms. Beery are determined by the Compensation Committee and are subject to at least the achievement of performance criteria in compliance with Section 162(m) of the Code.

  Ms. Beery is also entitled to all health and retirement benefits offered to our other senior executives.

  Under the terms of her long-term incentive awards, for a period of one year after her termination of employment, Ms. Beery has agreed to restrictive covenants similar to the Non-Solicitation Obligations (as described under the above subsection titled "Richard M. Weil – Employment Arrangement with Our Chief Executive Officer").

  Augustus Cheh – Employment Arrangement with Our President of Janus International

  Although Janus does not have a formal written employment agreement with Mr. Cheh, he and Janus have agreed to certain terms for his continued employment under his offer letter. The following outlines his overall compensation structure for 2011 and 2012:

Annual Base Salary:	$400,000
Annual Variable Cash Target:	$1,110,000
Annual Variable Long-Term Incentive Target:	$740,000
Annual Housing Allowance:	$250,000

  Actual payments to Mr. Cheh may be less than or greater than the target amounts as determined by the Compensation Committee and are subject to at least the achievement of performance criteria in compliance with Section 162(m) of the Code.

  Because the successful build-out and expansion of our international business are among our key long-term strategic objectives, our CEO and the Board of Directors believed it was extremely important to recruit a high-energy, high-quality senior executive with extensive experience in developing and expanding a global distribution business. After an extensive search, our CEO and the Board of Directors determined that Mr. Cheh had the experience, personal attributes and leadership skills to successfully grow Janus' international business. To induce such a strong executive leader to leave his prior employer in light of his annual compensation opportunity and the amount of unvested long-term incentive that he would forfeit by leaving, our CEO and the Board of Directors determined that it was reasonable and appropriate to offer Mr. Cheh inducement awards valued at $1,105,002, subject to a three-year, prorated vesting schedule and the achievement of Section 162(m) performance criteria. The inducement awards consisted of a restricted stock award and a mutual fund unit award (evenly split) that were granted soon after his hire date.

  Mr. Cheh is also entitled to all health and retirement benefits and other perquisites offered to our other senior executives in Hong Kong.

  Under the terms of his offer letter, for a period of one year after his termination of employment, Mr. Cheh agreed to restrictive covenants similar to the Non-Solicitation Obligations (as described under the above subsection titled "Richard M. Weil – Employment Arrangement with Our Chief Executive Officer"), except that the restrictive covenants related to Janus customers or clients is only applicable for six months following the termination of his employment.

  George Batejan – Employment Arrangement with Our Global Head of Technology and Operations

  Although Janus does not have a formal written employment agreement with Mr. Batejan, he and Janus have agreed to certain terms for his continued employment under his offer letter. The following outlines his overall compensation structure for 2011:

Annual Base Salary:	$350,000
Annual Variable Cash Target:	$300,000
Annual Variable Long-Term Incentive Target:	$200,000

  Actual payments to Mr. Batejan may be less than or greater than the target amounts as determined by the Compensation Committee and are subject to at least the achievement of performance criteria in compliance with Section 162(m) of the Code.

  Mr. Batejan is also entitled to all health and retirement benefits offered to our other senior executives.

  Under the terms of his long-term incentive awards, for a period of one year after his termination of employment, Mr. Batejan has agreed to restrictive covenants similar to the Non-Solicitation Obligations (as described under the above subsection titled "Richard M. Weil – Employment Arrangement with Our Chief Executive Officer").

  Gregory A. Frost – Employment Arrangement with Our Former Chief Financial Officer

  Mr. Frost terminated his employment with Janus on July 31, 2011, and therefore no employment arrangement currently exists. Mr. Frost was paid an annual base salary of $400,000. As with all NEOs, variable compensation awards to Mr. Frost were determined by the Compensation Committee and were subject to at least the achievement of performance criteria in compliance with Section 162(m) of the Code. Mr. Frost was also entitled to all health and retirement benefits offered to our other senior executives.

  As part of the consideration for Mr. Frost to remain with Janus during the transition of Mr. Koepfgen into the role of CFO and to assist us after his departure, Janus paid Mr. Frost a lump sum transition payment equal to $550,000 (equivalent to six months of his variable compensation target) with his execution of a legal release. In addition, all unvested long-term incentive awards that would have vested on February 2012 became immediately vested. The Company also continued to provide welfare benefits to Mr. Frost and his dependents until December 31, 2011.

  Under the terms of his long-term incentive awards and his transition agreement, for a period of one year after his termination of employment, Mr. Frost agreed to restrictive covenants similar to the Non-Solicitation Obligations (as described under the above subsection titled "Richard M. Weil – Employment Arrangement with Our Chief Executive Officer").

Equity and Other Incentive Compensation Arrangements with Named Executive Officers

  Restricted stock, performance share unit and mutual fund unit awards set forth in the "Executive Compensation – Summary Compensation Table" were granted pursuant to the terms of Janus' 2010 Long-Term Incentive Stock Plan ("2010 LTI Plan"), the Amended and Restated Janus Mutual Fund Share Investment Plan ("Mutual Fund Plan") and the Janus 2004 Employment Inducement Award Plan ("2004 EIA Plan").

  Restricted Stock.    Restricted stock awards granted since 2009 are subject to a four-year ratable vesting schedule. Additionally, the vesting of restricted stock awards accelerate if the executive dies, becomes disabled, or his or her employment is terminated after meeting our service requirement of 55 years of age and 10 years of service. Restricted stock awards granted prior to December 30, 2011 have accelerated vesting immediately upon a change in control of Janus. Restricted stock awards granted after such date are subject to accelerated vesting only if (i) there is a change in control of Janus and (ii) within two years of the change of control, the participant's employment is terminated either by Janus without cause or for "good reason" by the participant (material diminution in duties, reduction in compensation or relocation of the principal place of employment). Each unvested share of restricted stock held by an executive is entitled to cash dividends declared on Janus common stock, which currently has an annual rate of $0.20 per share. This dividend payment is included within the "All Other Compensation" column of the "Summary Compensation Table" on page [51].

  Mutual Fund Unit Awards.    The Mutual Fund Plan is designed to grant eligible employees long-term incentive awards in the form of cash compensation that is subject to a vesting schedule and credited with income, gains and losses based on the performance of the Janus mutual fund investments selected by the participant from a list of Janus-designated mutual funds. Once vested, the net cash proceeds are used to purchase shares of the Janus mutual funds selected by the participant (or the Janus Money Market Fund if such mutual fund is not available). Awards under the Mutual Fund Plan granted to our NEOs are set forth in the "Non-Equity Incentive Plan Compensation" column of the "Summary Compensation Table" on page [51]. Awards made under the Mutual Fund Plan since 2009 have been granted with a four-year ratable vesting schedule. The vesting of all mutual fund unit awards will accelerate if the executive dies, becomes disabled, or his or her employment is terminated after meeting our service requirement of 55 years of age and 10 years of service. Mutual fund unit awards granted prior to December 30, 2011 have accelerated vesting immediately upon a change in control of Janus. Mutual fund unit awards granted after such date are subject to accelerated vesting only if (i) there is a change in control of Janus and (ii) within two years of the change of control, the participant's employment is terminated either by Janus without cause or for "good reason" by the participant (material diminution in duties, reduction in compensation or relocation of the principal place of employment). Upon vesting, participants receive the cash value of the award adjusted for earnings or losses attributed to the mutual funds to which the award was indexed, subject to legally required tax withholding.

  Performance Share Unit Awards.    Our CEO's long-term incentive award for 2011 services included performance share unit awards. The performance share unit awards will only vest if both the applicable stock price hurdles ($8.00 and $10.00 per share) and time-vesting (four-year, prorated vesting) are met. To be eligible to vest, our stock price must remain above the applicable stock price hurdle for 20 consecutive trading days at any time during the four-year term of the award. If the stock price does not exceed the respective stock price hurdle for any 20-day period during the four-year term, then the Performance Award is forfeited. There can be a catch-up of vesting if the stock price hurdle is met later within the four-year term (e.g. if stock price does not meet the $8.00 hurdle until the third year, then on the third vesting date there would be a 50 percent catch up vesting, plus the 25 percent that would otherwise vest on the third vesting date). The performance share unit awards have a one-year holding period following vesting, and dividends are not paid on unvested performance share unit awards. Additionally, the vesting of the performance share unit awards accelerates if the executive dies or becomes disabled.

  Stock Options.    Janus has significantly reduced the number of stock option grants it has made to its executives and did not grant any in 2011. However, a stock option grant was awarded to Mr. Koepfgen in 2012 in the amount of $600,000, and stock option awards were previously granted in 2009 and 2010. All of these stock option awards are subject to a four-year ratable vesting schedule. Additionally, the vesting of the stock option awards accelerates if the executive dies, becomes disabled, or his or her employment is terminated after meeting our service requirement of 55 years of age and 10 years of service. Stock options granted prior to December 30, 2011 have accelerated vesting immediately upon a change in control of Janus. Stock options granted after such date are subject to accelerated vesting only if (i) there is a change in control of Janus and (ii)  within two years of the change of control, the participant's employment is terminated either by Janus without cause or for "good reason" by the participant (material diminution in duties, reduction in compensation or relocation of the principal place of employment).

OUTSTANDING EQUITY AWARDS AT 2011 YEAR-END

	Option Awards						Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Richard M. Weil	117,187		351,563	(2)	$11.78	2/5/17
							–	–	996,705	$6,289,209
							–	–	249,100	$1,571,821

Bruce L. Koepfgen	–		–		–	–	–	–	–	–

Robin C. Beery	4,748		14,244	(2)	$11.78	2/5/17
	28,527		28,527	(3)	$5.32	2/1/16
	74,850		24,951	(4)	$27.54	2/1/15
	21,208	(5)	–		$27.54	2/1/15
	26,610	(6)	–		$21.01	2/1/14
	27,380	(7)	–		$21.57	2/12/13
	1	(8)	–		$16.24	2/3/14
							–	–	89,069	$562,025

Augustus Cheh	–		–		–	–	–	–	45,927	$289,799

George Batejan	–		–		–	–	–	–	4,814	$30,376

Gregory A. Frost	–		–		–	–	–	–	–	–

(1)
Represents total unvested restricted stock awards as of December 31, 2011. The awards are subject to either a ratable three- or four-year vesting schedule, and the performance share unit awards are subject to both stock price hurdles and a four-year vesting schedule. Mr. Weil has 996,705 shares of restricted stock and 249,100 performance share units. As of December 31, 2011, Mr. Koepfgen had not been granted any long-term equity awards as a new executive at Janus, but was granted $490,000 of restricted stock and $600,000 of stock options in February 2012.
(2)
Stock options granted on February 5, 2010 are subject to a four-year ratable vesting schedule.
(3)
Stock options granted on January 30, 2009 are subject to a four-year ratable vesting schedule.
(4)
Stock options granted on February 1, 2008 were subject to a four-year ratable vesting schedule.
(5)
Stock options granted on February 1, 2008 were subject to a three-year ratable vesting schedule.
(6)
Stock options granted on February 2, 2007 were subject to performance-based vesting that, if met, would trigger vesting at between 25 percent and 50 percent of the total award. The stock options vested 30 percent, 0 percent, 25 percent and 45 percent during 2011, 2010, 2009 and 2008, respectively.
(7)
Stock options granted on February 13, 2006 were subject to performance-based vesting that, if met, would trigger vesting at between 25 percent and 50 percent of the award. The stock options vested 10 percent, 50 percent and 40 percent during 2009, 2008 and 2007, respectively.
(8)
Stock options granted on February 4, 2004 were subject to a three-year ratable vesting schedule.

2011 OPTION EXERCISES AND RESTRICTED STOCK VESTED

	Option Awards		Restricted Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)

Richard M. Weil	–	–	63,667	$832,764

Bruce L. Koepfgen	–	–	–	–

Robin C. Beery	–	–	23,410	$306,203

Augustus Cheh	–	–	–	–

George Batejan	–	–	–	–

Gregory A. Frost	35,399	$48,108	25,815	$239,719

(1)
The value of each vested restricted stock award was calculated by multiplying the fair market value (the average of the high and low trading prices on the vesting date) of our common stock on the vesting date by the number of shares that vested.

PENSION BENEFITS

None of our NEOs participates in or has benefits accrued under any qualified or non-qualified defined benefit plan sponsored by Janus.

NON-QUALIFIED DEFERRED COMPENSATION

None of our NEOs elected to participate in the Executive Income Deferral Program in 2011 and none of them has any balances in this program. Under the Executive Income Deferral Program, the NEOs and other executives of the Company and its affiliates may elect to defer payment of up to 50 percent of their base salary, all or a portion of their annual cash bonus, and all or a portion of their restricted stock awards. All compensation deferred under this program is credited during the deferred period with the gains and losses of certain Janus-affiliated mutual funds selected by the participant, and all restricted stock awards deferred will convert into restricted stock units. A participant's interest in the deferred compensation is payable in a single payment or in installments upon a specified date (at least two years after the deferral) following separation from service or retirement.

 TERMINATION AND CHANGE-IN-CONTROL ARRANGEMENTS WITH NAMED EXECUTIVE OFFICERS

In addition to the rights and benefits described below for each of our NEOs, all of their long-term incentive awards granted before December 30, 2011 will fully vest in the event of a change in control of Janus.

  Richard M. Weil

  Termination by Janus (Other Than for Cause) Prior to a Change in Control

  Effective January 26, 2011, Mr. Weil voluntarily terminated his written severance rights agreement. As a result, Mr. Weil is no longer a party to an agreement covering termination prior to a change in control. However, severance guidelines are applicable to all employees in the event of an involuntary termination without cause ("Severance Guidelines"). To be eligible to receive any benefits under the Severance Guidelines, Janus requires that the affected employee execute a comprehensive legal release, which would include a 12-month non-solicitation and non-interference covenant relating to employees and clients, and a general non-disparagement covenant. If termination is a result of individual material performance problems, the employee would only be provided two weeks of base salary in lieu of a two-week notice. Based on our Severance Guidelines, if there is an involuntary termination of Mr. Weil's employment without material performance problems, he would be entitled to receive the following severance benefits, based on his tenure:

Lump Sum Salary Payment:	Payment equal to six months of salary
Cash Bonus:	Payment equal to a pro-rata bonus payment (based on prior year's bonus) if termination is after July 1
Medical Benefits:	Company-paid benefits for six months

  Termination by Janus (Other Than for Cause, Death or Disability) or Termination by the Executive for Good Reason Following a Change in Control

  Janus has entered into a change-in-control agreement with Mr. Weil. The term of the change-in-control agreement ends December 31, 2012, and then extends for one year upon each anniversary unless a notice not to extend is given by Janus. If a change in control (as defined in the agreement) occurs during the term of the agreement or any extension thereof, then the agreement becomes operative for a fixed two-year period. The agreement provides generally that the terms and conditions of Mr. Weil's employment (including position, location, compensation and benefits) will not be materially and negatively changed during the two-year period after a change in control.

  In the event that Janus terminates Mr. Weil's employment (other than for cause, death or disability), or if Mr. Weil resigns for "good reason" (unless the Company remedies such event within 30 days after he provides a written notice to the Company within 90 days of such event), in each case, within two years following a change in control, Janus will provide the following payments and benefits to Mr. Weil: (i) a lump sum severance payment equal to two times the annual target cash compensation in the calendar year immediately preceding the termination of employment (or if higher, in the calendar year immediately preceding the change in control); (ii) a lump sum severance payment equal to two times the value of Janus' contributions made on behalf of Mr. Weil to the Janus 401(k) and ESOP Plan in the four calendar quarters prior to termination of employment (or if higher, in the four calendar quarters prior to the change in control); (iii) continued medical, dental and vision insurance benefits for 24 months; (iv) outplacement services for three months; and (v) immediate vesting of his long-term incentive awards granted prior to December 30, 2011. Mr. Weil is not entitled to a 280G tax gross-up payment.

  "Good reason" arises when there is (without his express written consent): (i) a material negative change in the nature or status of his responsibilities; (ii) a material negative change to his aggregate target compensation or an adverse change to the compensation calculation methodology; (iii) a relocation of the principal place of employment to a location of more than 40 miles that results in a material negative change to the geographic location where he primarily performs services to Janus; or (iv) a failure to assign his employment-related agreements to a successor company.

  Under the terms of the change-in-control agreement, Janus is responsible for paying all legal fees and expenses reasonably incurred by Mr. Weil arising from any dispute concerning the interpretation or enforcement of the agreement plus interest.

  Termination for Death or Disability

  If Mr. Weil's employment is terminated as a result of his death or disability, Mr. Weil or his estate is entitled to benefits in accordance with policies of Janus generally applicable to all employees. In addition, all unvested long-term incentive awards will immediately vest and be paid in full, and he (or his estate) will have one year following termination of employment to exercise any stock options.

  Termination by Janus for Cause or by the Executive Other Than for Good Reason

  Upon termination for any other reason, Mr. Weil is not entitled to any payment or benefit other than the payment of unpaid salary and accrued and unused vacation pay. In addition, upon termination of his employment for any other reason, Mr. Weil will forfeit any outstanding unvested long-term incentive awards except that he will have three months following termination of employment to exercise any vested stock options.

  Bruce Koepfgen

  Termination by Janus (Other Than for Cause) Prior to or After a Change in Control

  Mr. Koepfgen is not a party to a written severance agreement covering terminations either prior to or after a change in control. Based on our Severance Guidelines described above, if there had been an involuntary termination of Mr. Koepfgen without material performance problems, he would have received the following severance benefits based on his tenure:

Lump Sum Salary Payment:	Payment equal to six months of salary
Cash Bonus:	Payment equal to a pro-rata bonus payment (based on prior year's bonus) if termination is after July 1
Medical Benefits:	Company-paid benefits for six months

  Termination for Death, Disability or Retirement

  If Mr. Koepfgen's employment is terminated as a result of his death, disability or retirement, Mr. Koepfgen or his estate is entitled to benefits in accordance with policies of Janus generally applicable to all employees. In addition, all unvested long-term incentive awards will immediately vest and be paid in full, and he (or his estate) will have one year following termination of employment to exercise any stock options.

  Termination by Janus for Cause or by the Executive Other Than for Good Reason

  Upon termination for any other reason, Mr. Koepfgen is not entitled to any payment or benefit other than the payment of unpaid salary and accrued and unused vacation pay. In addition, Mr. Koepfgen's outstanding unvested long-term incentive awards will be forfeited and he will have three months following termination of employment to exercise any vested stock options.

  Robin C. Beery

  Termination by Janus (Other Than for Cause) Prior to a Change in Control

  Ms. Beery is not a party to a written severance agreement covering terminations either prior to or after a change in control. Based on our Severance Guidelines described above, if there had been an involuntary termination of Ms. Beery without material performance problems, she would have received the following severance benefits based on her tenure:

Lump Sum Salary Payment:	Payment equal to 12 months of salary
Cash Bonus:	Payment equal to a pro-rata bonus payment (based on prior year's bonus) if termination is after July 1
Medical Benefits:	Company-paid benefits for 12 months

  Termination by Janus (Other Than for Cause, Death or Disability) or Termination by the Executive for Good Reason Following a Change in Control

  Janus entered into a change in control agreement with Ms. Beery in 2003. The current term of the change in control agreement ends October 1, 2015, and then extends for one year upon each anniversary unless a notice not to extend is given by Janus. If a "change in control" (as defined in the agreement) occurs during the term of an agreement, then the agreement becomes operative for a fixed three-year period. The agreement provides generally that the terms and conditions of Ms. Beery's employment (including position, location, compensation and benefits) will not be materially and negatively changed during the three-year period after a change in control.

  In the event that Janus terminates Ms. Beery's employment (other than for cause, death or disability) or if Ms. Beery resigns for "good reason" (as summarized below), unless the Company remedies such "good reason" event within 30 days after she provides a written detailed notice to the Company (within 90 days of the circumstances giving rise to the "good reason"), within three years following a change in control, Janus will pay to Ms. Beery an amount equal to the following: (i) three times her base salary and bonus compensation; (ii) a pro rata portion of her bonus compensation; (iii) continued medical, dental and vision insurance benefits for three years; and (iv) full vesting of all her long-term incentive awards. "Good reason" arises when (without her express written consent) any of the following events occur: (i) a material negative change to her current authority, responsibilities or duties; (ii) a relocation of our principal place of business in a manner that is a material negative change in her geographic location where she performs services to Janus; (iii) a failure to pay, or a material reduction in, her base salary or variable cash compensation; or (iv) a failure to assign her change in control agreement to a successor company.

  In addition, under the terms of the change in control agreement, Janus is responsible for paying all legal fees and expenses reasonably incurred by Ms. Beery arising from any good faith dispute concerning the interpretation or enforcement of the agreement (subject to reimbursement if Ms. Beery does not prevail). The agreement provides that Janus is not obligated to pay any portion of any amount or distribution in the nature of compensation to or for the benefit of Ms. Beery otherwise due and payable under the agreement if that portion would cause any excise tax imposed by Section 4999 of the Code to become due and payable by her.

  Termination for Death, Disability or Retirement

  If Ms. Beery's employment is terminated as a result of her death, disability or retirement, Ms. Beery or her estate is entitled to benefits in accordance with policies of Janus generally applicable to all employees. In addition, all unvested long-term incentive awards will immediately vest and be paid in full, and she (or her estate) will have one year following termination of employment to exercise any stock options.

  Termination by Janus for Cause or by the Executive Other Than for Good Reason

  Upon termination for any other reason, Ms. Beery is not entitled to any payment or benefit other than the payment of unpaid salary and accrued and unused vacation pay. In addition, Ms. Beery's outstanding unvested long-term incentive awards will be forfeited and she will have three months following termination of employment to exercise any vested stock options.

  Augustus Cheh

  Termination by Janus (Other Than for Cause) Prior to a Change in Control

  Under Mr. Cheh's offer letter, he is entitled to severance benefits if, during the third year of his employment, his employment is terminated or his role is substantially diminished. Subject to his signing a full legal release, the amount of his severance benefit would be an amount equal to $2,250,000 plus the value of the unvested portion of his new hire long-term incentive grant, less any amounts paid to him for services rendered during the third year of his employment (excluding from this calculation the unvested portion of his new hire long-term incentive grant and his annual housing allowance).

  Other than as it relates to terminations during his third year of employment, Mr. Cheh is not a party to a written severance agreement covering terminations prior to a change in control. Based on our Severance Guidelines described above, if there had been an involuntary termination of Mr. Cheh without material performance problems, he would have received the following severance benefits based on his tenure:

Lump Sum Salary Payment:	Payment equal to six months of salary
Cash Bonus:	Payment equal to a pro-rata bonus payment (based on prior year's bonus) if termination is after July 1
Medical Benefits:	Company-paid benefits for six months

  Termination by Janus (Other Than for Cause, Death or Disability) or Termination by the Executive for Good Reason Following a Change in Control During the First Two Years of Employment

  Under Mr. Cheh's offer letter, he is entitled to severance benefits if there is a change in control during the first two years of his employment and his employment is terminated or his role is substantially diminished. Subject to a full legal release, the amount of his change in control severance benefit would be an amount equal to $4,500,000 less any amounts paid to him for services rendered during the first two years of his employment (excluding from this calculation the unvested portion of his new hire long-term incentive grant and his annual housing allowance). Other than his first two years of employment, Mr. Cheh is not a party to a written severance agreement covering terminations after a change in control. Accordingly, please refer to the above subsection titled "Termination by Janus (Other Than for Cause) Prior to a Change in Control" for Mr. Cheh's severance rights if a change in control occurs during or after the third year of his employment.

  Termination for Death, Disability or Retirement

  If Mr. Cheh's employment is terminated as a result of his death, disability or retirement, Mr. Cheh or his estate is entitled to benefits in accordance with policies of Janus generally applicable to all employees. In addition, all unvested long-term incentive awards will immediately vest and be paid in full, and he (or his estate) will have one year following termination of employment to exercise any stock options.

  Termination by Janus for Cause or by the Executive Other Than for Good Reason

  Upon termination for any other reason, Mr. Cheh is not entitled to any payment or benefit other than the payment of unpaid salary and accrued and unused vacation pay. In addition, Mr. Cheh's outstanding unvested long-term incentive awards will be forfeited and he will have three months following termination of employment to exercise any vested stock options.

  George Batejan

  Termination by Janus (Other Than for Cause) Prior to or After a Change in Control

  Under Mr. Batejan's offer letter, he is entitled to severance benefits if on or prior to December 31, 2011 his employment was terminated for reason other than poor performance or for cause. Subject to a full legal release, the amount of his severance benefit would have been an amount equal to $850,000 less any amounts paid to him for services rendered during 2011. For services after December 31, 2011, Mr. Batejan is not a party to a written severance agreement covering terminations prior to or after a change in control. Based on our Severance Guidelines described above, if there had been an involuntary termination of Mr. Batejan without material performance problems, he would have received the following severance benefits based on his tenure:

Lump Sum Salary Payment:	Payment equal to six months of salary
Cash Bonus:	Payment equal to a pro-rata bonus payment (based on prior year's bonus) if termination is after July 1
Medical Benefits:	Company-paid benefits for six months

  Termination for Death, Disability or Retirement

  If Mr. Batejan's employment is terminated as a result of his death, disability or retirement, Mr. Batejan or his estate is entitled to benefits in accordance with policies of Janus generally applicable to all employees. In addition, all unvested long-term incentive awards will immediately vest and be paid in full, and he (or his estate) will have one year following termination of employment to exercise any stock options.

  Termination by Janus for Cause or by the Executive Other Than for Good Reason

  Upon termination for any other reason, Mr. Batejan is not entitled to any payment or benefit other than the payment of unpaid salary and accrued and unused vacation pay. In addition, Mr. Batejan's outstanding unvested long-term incentive awards will be forfeited and he will have three months following termination of employment to exercise any vested stock options.

The following table represents the aforementioned estimated payments and benefits that would have been payable as of the end of 2011. Consistent with SEC requirements, these estimated amounts have been calculated as if each NEO's employment had been terminated as of December 30, 2011, using the closing value of our common stock on December 30, 2011 ($6.31 per share).

Estimated NEO Post-Termination Payments & Benefits US $

		Termination or Separation for:

Name	Payment(1) / Benefit(2)	Performance Issues	Without Cause or for Good Reason (No CIC)	Without Cause or for Good Reason Following a CIC	Death or Disability

Richard M. Weil	Cash Severance	$–	$3,750,000	$8,000,000	$–
CEO	Long-term Incentive Vesting	–	–	6,289,209	6,289,209
	Benefits	–	12,937	53,250	–
	Total	$–	$3,762,937	$14,342,458	$6,289,209

Bruce Koepfgen	Cash Severance	$–	$1,460,000	$1,460,000	–
CFO	Long-term Incentive Vesting	–	–	–	–
	Benefits	–	10,255	10,255	–
	Total	$–	$1,470,255	$1,470,255	$–

Robin Beery	Cash Severance	$–	$1,540,000	$4,620,000	–
Head of U.S. Distribution	Long-term Incentive Vesting	–	–	1,435,522	1,435,522
	Benefits	–	19,966	46,898	–
	Total	$–	$1,559,966	$6,102,421	$1,435,522

Augustus Cheh	Cash Severance	$–	$1,370,000	$3,972,067	–
President, Janus Int'l	Long-term Incentive Vesting	–	–	790,453	790,453
	Benefits	–	10,095	10,095	–
	Total	$–	$1,380,095	$4,772,615	$790,453

George Batejan	Cash Severance	$–	$500,000	$500,000	–
Global Head of Ops.	Long-term Incentive Vesting	–	–	30,376	30,376
and Tech.	Benefits	–	13,233	13,233	–
	Total	$–	$513,233	$543,609	$30,376

(1)
Long-term incentive award vesting reflects acceleration of restricted stock, options and performance-based restricted stock units (as applicable to each participant)
(2)
Benefits include medical benefits, outplacement services and any applicable retirement contributions

  Gregory A. Frost

  As described under the section titled "Employment Arrangements with Named Executive Officers" on page [55], Mr. Frost's employment ended on July 31, 2011. As part of the consideration for Mr. Frost to remain with Janus during the transition of Mr. Koepfgen into the role of Chief Financial Officer and to assist us after his departure, the Company paid Mr. Frost a lump sum transition payment equal to $550,000 (equivalent to six months of his variable compensation target) with his execution of a legal release. In addition, all unvested long-term incentive awards that would have vested on February 2012 became immediately vested. The Company also continued to provide welfare benefits to Mr. Frost and his dependents until December 31, 2011. Under the terms of his transition agreement and his long-term incentive awards, for a period of one year after his termination of employment, Mr. Frost agreed to restrictive covenants similar to the Non-Solicitation Obligations (as described under the above subsection titled "Richard M. Weil – Employment Arrangement with Our Chief Executive Officer").

PROPOSAL NO. 4: APPROVAL AND ADOPTION OF AN AMENDMENT TO THE JANUS 2010 LONG TERM INCENTIVE STOCK PLAN TO INCREASE AUTHORIZED SHARES AND CERTAIN AMENDMENT

Summary

To ensure that we have the continued ability to grant equity awards to our employees and non-employee directors, which are an integral part of our compensation programs, the Board of Directors, upon recommendation by the Compensation Committee, adopted, subject to shareholder approval, amendments to the 2010 LTI Plan to:

  •
  Increase by [9,000,000] shares the authorized number of shares of common stock that may be issued with respect to awards under the 2010 LTI Plan

  •
  Increase the annual individual grant limits under the 2010 LTI Plan from 650,000 shares to 1,000,000 shares

As of February 27, 2012, there were [642,042] shares available for future grant under the 2010 LTI Plan, and [702,836] stock options and [1,533] shares of restricted stock were available for future grant under the Janus 2005 Long Term Incentive Stock Plan ("2005 LTI Plan"). You are being asked to approve an amendment to the 2010 LTI Plan to increase the number of common shares that can be issued under the 2010 LTI Plan by [9,000,000] (representing less than 5 percent of our issued and outstanding shares) bringing the total number of shares available for future grants under the 2010 Plan as of February 27, 2012 to [9,642,042]. Assuming a quorum is present, the affirmative vote of a majority of the common shares voted on the proposal at the meeting in person or by proxy will be required to approve this amendment to the 2010 LTI Plan, provided that the total vote cast on the proposal represents more than 50 percent of all shares entitled to vote on the proposal.

Because we believe it is important for our employees and Board of Directors to have an equity interest in Janus, the Board of Directors has approved the amendment to the 2010 LTI Plan ("Amendment") to increase the authorized number of shares of common stock that may be issued with respect to the awards under the 2010 LTI Plan and to increase the annual individual grant limits under the 2010 LTI Plan from 650,000 shares to 1,000,000 shares. The Board of Directors is recommending this Amendment to our shareholders for approval at the Annual Meeting scheduled for April 26, 2012. We believe the increased dilution resulting from the approval of the Amendment is moderate and consistent with shareholder interests. Long-term equity awards are a key element of our compensation programs and accomplish the following objectives:

  •
  Align the interest of key employees with those of the shareholders through increased employee ownership of the Company

  •
  Attract, motivate and retain key employees who will contribute to the Company's long-term financial success

  •
  Provide incentive compensation opportunities in a highly competitive industry to encourage top talent to remain dedicated to the long-term objectives of the Company

  •
  Attract and retain members of our Board of Directors that are highly competent individuals upon whose judgment, initiative, leadership and continued efforts our success depends

When the shareholders approved the original 4,400,000 shares under the 2010 LTI Plan in April 2010, we stated that we believed the shares authorized would provide us the opportunity to grant equity-based awards to our employees and non-employee directors for services performed in the 2010 and 2011 calendar years and that we would likely be seeking the shareholders' approval of additional shares in 2012. We now need additional shares to help achieve our goals and enable us to continue making long-term equity awards to employees and Board members to incent them to grow the Company, and to attract and retain key individuals who are essential to the long-term success of the Company.

Material terms and provisions of the 2010 LTI Plan, including the proposed amendments contained in this Proposal No. 4, are summarized below. This description is not intended to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached as Appendix [C] to this Proxy Statement, and the 2010 LTI Plan that was filed as Exhibit 10.1 to our Form 10-Q for the quarterly period ended June 30, 2010 (as amended on December 28, 2011 and filed as Exhibit 10.18.1 to our Form 10-K for the year ended December 31, 2011).

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 4, APPROVING THE AMENDMENT TO THE JANUS 2010 LONG-TERM INCENTIVE STOCK PLAN

General Description of the Amended 2010 LTI Plan

The following is a summary of the material terms of the 2010 LTI Plan, assuming the Amendment was approved by our shareholders to increase the authorized shares and to increase the annual individual grant limits (as amended, "Amended 2010 LTI Plan"). The 2010 LTI Plan was originally approved by our shareholders on April 29, 2010 and was effective as of that date. Subject to the approval of our shareholders at the Annual Meeting, the Amendment will become effective as of the date of such approval (i.e. April 26, 2012, the date of our Annual Meeting), and if approved, will continue in effect until terminated by the Board of Directors except as noted below, provided that if the Amendment is not approved by our shareholders, the Amendment will not be effective. No awards may be granted under the Amended 2010 LTI Plan after April 29, 2020, the 10-year anniversary of the shareholders' original approval. Any awards that are outstanding after the Amended 2010 LTI Plan termination, however, will remain subject to the terms of the Amended 2010 LTI Plan.

The Amended 2010 LTI Plan will permit the grant of restricted stock, restricted stock units, performance share units, stock awards, stock appreciation rights and stock options. It is anticipated that participants will generally be granted awards in the form of restricted stock, restricted stock units and performance share units, with potential stock options awards to select participants. From time to time, the Compensation Committee (or as to non-employee directors, the Board of Directors) will determine who will be granted awards, the type of award to be granted, the number of shares subject to such grants, any vesting schedules and all other terms of the awards.

The Amended 2010 LTI Plan prohibits (without the approval of shareholders):

  •
  The repricing of stock options or stock appreciation rights
  •
  The granting of stock options with reload features, in each case
  •
  The granting of stock options with an exercise price below fair market value on the date of grant
  •
  An "evergreen" provision that is intended to automatically increase the number of shares issuable under the Amended 2010 LTI Plan

History

As of the February 27, 2012, there were [642,042] shares available for grant under the original 2010 LTI Plan. The 2010 LTI Plan initially authorized 4,400,000 shares for issuance, with an estimated depletion of the shares after awards were granted for services performed in the 2010 and 2011 calendar years. As of February 27, 2012, there were also [702,836] stock options and [1,533] shares of restricted stock available for future grant under the 2005 LTI Plan.

As of the Record Date, 1,000,000 shares remain available under the Janus 2012 Employment Inducement Award Plan (the "2012 EIA Plan"), out of a total of 1,000,000 shares initially available for issuance. In accordance with the NYSE rules, the 2012 EIA Plan only permits awards to newly hired employees of the Company or its subsidiaries to induce them to become employed by a Janus entity. Any award granted under the 2012 EIA Plan requires the issuance of a press release and NYSE notification of the additional shares being issued. The 2012 EIA Plan has not been approved by the Company's shareholders and is not frequently used for long-term incentive awards.

Philosophy and Purpose

As described more fully in the "Compensation Discussion and Analysis" section beginning on page [28], the Compensation Committee has implemented programs and guidelines with respect to the award of long-term incentive compensation to align Company and employee performance with the creation of value for our public and fund shareholders.

The Amended 2010 LTI Plan is designed to support the Company's long-term business objectives in a manner consistent with our compensation philosophy. The Board of Directors believes that by allowing the Company to continue to offer its employees and non-employee directors long-term incentive awards through the Amended 2010 LTI Plan, the Company will promote the following key objectives:

  •
  Align the interest of key employees with those of the shareholders through increased employee ownership of the Company.
  •
  Attract, motivate and retain key employees who will contribute to the Company's long-term financial success.
  •
  Provide incentive compensation opportunities in a highly competitive industry to encourage top talent to remain dedicated to the long-term objectives of the Company.
  •
  Attract and retain members of our Board of Directors that are highly competent individuals upon whose judgment, initiative, leadership, and continued efforts our success depends.

The Compensation Committee intends that equity grants authorized by the Amended 2010 LTI Plan would be awarded in furtherance of this philosophy and these guidelines.

Shares Authorized

A maximum of [13,400,000] shares of Janus Capital Group Inc. common stock will be reserved for issuance under the Amended 2010 LTI Plan (including 4,400,000 shares originally authorized by the shareholders), which represents approximately [7.1] percent of our issued and outstanding shares. The Board of Directors believes that this number depicts reasonable potential equity dilution and provides a significant incentive for employees to increase the value of the Company for all shareholders. The market value of each share of the Company's common stock as of the Record Date (March 1, 2012) was $[8.85].

As of the Record Date, Janus had [188,397,957] shares of common stock outstanding. With respect to outstanding Janus equity-based long-term incentive awards as of February 27, 2012, Janus had [14,651,377] of stock options (vested and unvested, of which [10,202,008] have an exercise price greater than Janus' stock price as of February 27, 2012) and [5,220,065] shares of unvested restricted stock. The new shares available under the Amended 2010 LTI Plan would represent an additional equity overhang of approximately [4.6] percent. The current overhang for existing Janus equity plans (including outstanding stock options, restricted stock units and shares available for grant under the 2005 LTI Plan and the 2012 EIA Plan) is approximately [10.6] percent. Including the proposed new shares, the potential equity overhang from all equity incentives granted and available to employees and directors would result in a maximum potential equity overhang of approximately [14.2] percent.3

The Amended 2010 LTI Plan generally allows for [13,400,000] shares to be issued pursuant to grants of restricted stock awards, restricted stock units, performance share units or stock option awards during the term of the Amended 2010 LTI Plan. At the discretion of the Compensation Committee, an award under the Amended 2010 LTI Plan may be settled in cash rather than shares of common stock. A participant may receive multiple awards under the Amended 2010 LTI Plan, but no eligible participant may be granted more than 1,000,000 shares or more than 1 percent of the total outstanding shares of the Company in any calendar year. In addition, all shares subject to a stock appreciation right ("SAR") award that are settled in shares shall be counted in full against the number of shares reserved for issuance under the Amended 2010 LTI Plan. These limitations on grants to an individual will be applied in the aggregate to all awards granted under any equity-based compensation plan of the Company.

Shares delivered under the Amended 2010 LTI Plan will be authorized but unissued shares of Janus common stock, treasury shares or shares purchased in the open market or otherwise. To the extent that any award payable in shares is forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements, or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made, the shares covered thereby will no longer be charged against the maximum share limitation and will be returned to the pool of shares available for issuance under the Amended 2010 LTI Plan. Notwithstanding the foregoing, shares surrendered or withheld as payment of either the exercise price of an award (including shares otherwise underlying a SAR award that are retained by the Company to account for the grant price of such SAR) and/or withholding taxes in respect of an award will not be available for grant under the Amended 2010 LTI Plan.

Eligibility and Participation

All employees of the Company and its subsidiaries (approximately 1,125 employees) are eligible to receive awards under the Amended 2010 LTI Plan, but awards are generally limited to executive and management-level employees. The Amended 2010 LTI Plan also provides flexibility to grant equity-based awards to the Company's independent contractors and non-employee directors.

Plan Administration

The Board's Compensation Committee, composed solely of independent directors, is the administrator of the 2005 LTI Plan, the EIA Plan and the proposed Amended 2010 LTI Plan, and determines and approves the eligible participants, the aggregate value of the awards per grant date (subject to certain awards intended to comply with Section 162(m)), the types of awards, the applicable vesting schedule (if any), and the terms and conditions of all awards. The Compensation Committee will have the discretionary authority to interpret the Amended 2010 LTI Plan; to prescribe, amend and rescind rules and regulations relating to the Amended 2010 LTI Plan; make immaterial amendments to the Amended 2010 LTI Plan; and to make all other determinations necessary or advisable for the administration of the Amended 2010 LTI Plan. The Compensation Committee may delegate authority to administer the Amended 2010 LTI Plan as it deems appropriate, subject to the express limitations set forth in the Amended 2010 LTI Plan. In the case of awards under the Amended 2010 LTI Plan to non-employee directors, the powers of the Compensation Committee will be exercised by the full Board.

3
Included in the equity overhang calculations are [10,202,008] stock options with exercise prices greater than the current market price per share of $[8.85] (i.e. underwater stock options).

Compliance with Section 409A of the Code

All awards granted under the Amended 2010 LTI Plan that are subject to Section 409A of the Code (governing the taxation of non-qualified deferred compensation) will be made in a manner intended to be compliant with the requirements of Section 409A of the Code.

Types of Plan Awards

As described in the "Compensation Discussion and Analysis" section beginning on page [31], our current equity compensation awards to employees and non-employee directors are generally composed of restricted stock, restricted stock units and performance share units. The Amended 2010 LTI Plan also permits the Compensation Committee to grant other equity instruments to preserve our flexibility, including stock options. The types of awards that may be issued under the Amended 2010 LTI Plan are described below.

Award Type	Features

Restricted Stock	• Recipient has the same rights as a Janus shareholder
Represents shares of Janus common stock that are issued subject to restrictions on transfer and vesting requirements	• Vesting period for our annual grants will not be less than 36 months (vesting schedules of replacement shares for new hires and other special one-time grants may be less than 36 months)

Restricted Stock Units Provides the participant with the right to receive a payment based on the value of a share of Janus common stock

•

Payable in cash, shares of Janus common stock or a combination of both

•

May be granted on a fully vested basis, with a deferred payment date

•

May be granted with related dividend equivalent rights

•

The Compensation Committee determines vesting requirements, restrictions and conditions to payment

Performance Share Units Provides the participant with the right to receive a payment based on the value of a share of Janus common stock

•

Payable in cash, shares of Janus common stock or a combination of both

•

Granted with performance hurdles to vest

•

The Compensation Committee determines vesting requirements, restrictions and conditions to payment

•

No dividends on unvested units

•

One-year holding requirement after vesting

Stock Options

•

Entitles the participant, upon exercise and payment of the applicable exercise price, to receive the number of shares of Janus common stock underlying the portion of the stock option so exercised

•

Either non-qualified stock options or incentive stock options can be awarded

•

Exercise price of any stock option granted may not be less than the fair market value of Janus common stock on the date the option is granted

•

The exercise price may be paid in cash, in shares of Janus common stock, through a cashless exercise or as otherwise permitted by the Compensation Committee

•

The Compensation Committee can determine the terms (including vesting and forfeiture) of each stock option grant at the time of the grant

•

Generally, options terminate seven years after date of grant

•

Vesting period for annual grants will not be less than 36 months (vesting schedules of replacement shares for new hires and other special one-time grants may be less than 36 months)

Stock Appreciation Rights (a "SAR")

•

Entitles the participant, upon settlement, to receive a payment (in cash or in shares of Janus stock) based on the excess of the fair market value of a share of Janus common stock over the base price of the SAR

•

Base price may not be less than the fair market value of a share of Janus common stock on the date of grant

•

Payable in cash, shares of Janus common stock or a combination of both

•

May be granted on a stand-alone basis or in tandem with a related stock option grant

•

Compensation Committee determines vesting requirements, payment and other terms

•

Generally terminate seven years after date of grant

Stock Awards	• Participant is entitled all the rights of a shareholder
Represents shares of Janus common stock that are issued free of transfer restrictions and forfeiture conditions	• May be granted for past services in lieu of bonus or other cash compensation

Performance Criteria

Restricted stock, restricted stock units and other awards (other than stock options and other awards for which the value is based solely on an increase in stock price) that are intended to qualify under Section 162(m) of the Code as "performance-based compensation" shall generally vest or be granted upon the attainment of any or all (or any combination thereof) of the following specified business performance goals: (a) stock price; (b) market share; (c) sales (gross or net); (d) asset quality; (e) non-performing assets; (f) earnings per share; (g) return on equity; (h) costs; (i) operating income; (j) net income; (k) earnings; (l) earnings before interest, taxes, depreciation and amortization (EBITDA), (m) marketing-spending efficiency; (n) return on operating assets; (o) return on assets; (p) core non-interest income; (q) fund performance; (r) pretax margin; (s) pretax income; (t) levels of cost savings; (u) operating margin; (v) flows into Janus products (net or gross); and/or (w) improvements in productivity and objective operating goals. Any of the foregoing performance measures may be applied, as determined by the Compensation Committee, in respect of the Company or any of its subsidiaries, affiliates, business units or divisions and/or their related worldwide, regional or country-specific operations (or any combination of the foregoing). Performance goals may specify whether they are to be measured relative to budgeted or other internal goals, operations, performance or results of the Company and/or any of its subsidiaries, affiliates, business units or divisions, or relative to the performance of one or more peer groups of the Company and/or any of the Company's subsidiaries, affiliates, business units or divisions, with the composition of any such peer group to be determined by the Compensation Committee at the time the performance goal is established. Performance goals may be stated in the alternative or in combination. The Compensation Committee shall have the right (but not the obligation) to make adjustments to a performance measure to accommodate any unusual or extraordinary events to the extent such action is not inconsistent with the requirements of the performance-based exception under Section 162(m) of the Code.

Section 162(m) Awards

The Amended 2010 LTI Plan is designed to meet the requirements for deductibility of executive compensation under Section 162(m) of the Code with respect to stock options and SARs that are intended to qualify as "performance-based compensation." Other awards may qualify under Section 162(m) if they are granted in accordance with the Company's executive compensation program and subject to performance conditions as specified in that program. Under Section 162(m), the terms of the award must state an objective formula or standard used to compute the amount of compensation payable under the award, and must preclude discretion to increase the amount of compensation payable under the terms of the award (but may give the Compensation Committee discretion to decrease the amount of compensation payable).

Effect of a Change of Control

Awards granted under the Amended 2010 LTI Plan (and any awards granted on or after December 30, 2011) are subject to a "double trigger" provision upon the occurrence of a Company "change of control" transaction. Specifically, awards effective on or after December 30, 2011 will be subject to accelerated vesting only if (i) there is a change in control of Janus (as such term is defined in the Amended 2010 LTI Plan) and (ii) within two years of the change of control, the participant's employment is terminated either by the Company without cause or for "good reason" by the participant (material diminution in duties, reduction in compensation or relocation of the principal place of employment). To the extent permitted by Section 409A of the Code, the Compensation Committee has the discretion to terminate outstanding awards as of the date of a change of control in exchange for a cash payment equal to the value of the per share consideration paid in the change of control transaction multiplied by the number of shares subject to such outstanding awards (and, in the case of stock options and SARs, less the exercise price for such awards) for awards which are so terminated.

Transferability

No awards granted under the Amended 2010 LTI Plan may be assigned, transferred, pledged or otherwise disposed, except upon death through the participant's will, the laws of descent and distribution or through a beneficiary designation, or in the case of awards other than incentive stock options, during the participant's lifetime to immediate family members of the participant and others as may be approved by the Compensation Committee.

Changes in Capitalization

In the event of recapitalizations, reclassifications or other specified events affecting the Company or shares of Janus common stock, appropriate and equitable adjustments may be made to the number and kind of shares of Janus common stock available for grant, as well as to other maximum limitations established under the Amended 2010 LTI Plan; and equitable adjustments may be made to the number and kind of shares of Janus common stock subject to outstanding awards and the exercise price of outstanding awards (including canceling awards in exchange for cash or other property).

Term, Amendment and Termination

The Amended 2010 LTI Plan will have a term of 10 years expiring in April 2020, unless earlier terminated by the Board of Directors or until all shares subject to the Amended 2010 LTI Plan have been purchased or acquired. The Board of Directors may at any time terminate the Plan, and the Board of Directors or the Compensation Committee may from time to time amend or modify the Plan. The Board of Directors may seek the approval of any amendment or modification by the Company's shareholders to the extent it deems necessary or advisable in its sole discretion for purposes of compliance with the terms of the Plan, Sections 162(m), 409A or 422 of the Code, NYSE or other exchange or securities market listing requirements, or for any other purpose. It is intended that no amendment or modification of the Amended 2010 LTI Plan will adversely affect any outstanding award without the consent of the grantee.

New Plan Benefits

The table below sets forth the number and value of awards granted to each NEO in fiscal year 2011 under the original 2010 LTI Plan and the 2004 EIA Plan; all executive officers as a group; non-employee directors as a group; and all employees including all current officers who are not executive officers, as a group that would be eligible to participate in the Amended 2010 LTI Plan.

Name and Position	Dollar Value ($) (1)	Number of Units
Richard M. Weil, CEO
Restricted Stock	$3,631,099	[630,355]
Stock Options	$0	0
Bruce L. Koepfgen, Executive Vice President and CFO
Restricted Stock	$0	0
Stock Options	$0	0
Augustus Cheh, President of Janus International
Restricted Stock Units	$559,440	[46,832]
Stock Options	$0	0
Robin C. Beery, Executive Vice President and Head of U.S. Distribution
Restricted Stock	$760,004	[59,329]
Stock Options	$0	0
George Batejan, Executive Vice President and Global Head of Operations and Technology
Restricted Stock	$61,667	[4,814]
Stock Options	$0	0
Executive Group
Restricted Stock	$5,012,210	[741,330]
Stock Options	$0	0
Non-Executive Director Group
Restricted Stock/Restricted Stock Units	$1,038,116	[85,084]
Stock Options	$0	0
Non-Executive Officer Employee Group
Restricted Stock	$24,458,033	[1,946,587]
Stock Options	$0	0

(1)
Values shown for restricted stock were the present value of the awards using the fair market value on the date of grant.

Federal Income Tax Consequences

The following discussion is a brief summary of the principal U.S. federal income tax consequences of the Amended 2010 LTI Plan under the provisions of the Code, as currently in effect. These rules are subject to change. This summary is not intended to be exhaustive and does not describe, among other things, state, local or foreign income and other tax consequences. The specific tax consequences to a participant will depend upon the participant's individual circumstances.

Incentive Stock Options

An incentive stock option results in no taxable income to the optionee or a deduction to the Company at the time it is granted or exercised. However, the excess of the fair market value of the shares acquired over the option price is an item of adjustment in computing the alternative minimum taxable income of the optionee. If the optionee holds the stock received as a result of an exercise of an incentive stock option for at least two years from the date of the grant and one year from the date of exercise, then the gain realized on the disposition of the stock is treated as a long-term capital gain. If the shares are disposed of during this period, however (i.e., a "disqualifying disposition"), then the optionee will include in income, as compensation for the year of the disposition, an amount equal to the excess, if any, of the fair market value of the shares, upon exercise of the option, over the option price (or, if lower, the excess of the amount realized upon disposition over the option price). The excess, if any, of the sale price over the fair market value on the date of exercise will be a short-term capital gain. In such case, the Company will be entitled to a deduction, in the year of such a disposition, for the amount includible in the optionee's income as compensation. The optionee's basis in the shares acquired upon exercise of an incentive stock option is equal to the option price paid, plus any amount includible in his or her income as a result of a disqualifying disposition.

Non-Qualified Stock Options

A non-qualified stock option results in no taxable income to the optionee or deduction to the Company at the time it is granted. An optionee exercising such an option will, at that time, realize taxable compensation in the amount of the difference between the option price and the then market value of the shares. Subject to the applicable provisions of the Code, a deduction for federal income tax purposes will be allowable to the Company in the year of exercise in an amount equal to the taxable compensation recognized by the optionee.

The optionee's basis in such shares is equal to the sum of the option price plus the amount includible in his or her income as compensation upon exercise. Any gain (or loss) upon subsequent disposition of the shares will be a long-term or short-term gain (or loss), depending upon the holding period of the shares.

If a non-qualified option is exercised by tendering previously owned shares of the Company's common stock in payment of the option price, then the following generally will apply: (i) a number of new shares equal to the number of previously owned shares tendered will be considered to have been received in a tax-free exchange; (ii) the optionee's basis and holding period for such number of new shares will be equal to the basis and holding period of the previously owned shares exchanged; (iii) the optionee will have compensation income equal to the fair market value on the date of exercise of the number of new shares received in excess of such number of exchanged shares; (iv) the optionee's basis in such excess shares will be equal to the amount of such compensation income; and (v) the holding period in such shares will begin on the date of exercise.

SARs

Generally, the recipient of a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted. If an employee receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the employee at the time such shares are received. If an employee receives the appreciation inherent in the SARs in shares of common stock, the spread between the then current market value and the base price will be taxed as ordinary income to the employee at the time it is received. In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. However, upon the settlement of a SAR, the Company will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the settlement.

Other Awards

The current U.S. federal income tax consequences of other awards authorized under the Amended 2010 LTI Plan are generally in accordance with the following: (i) restricted stock is generally subject to ordinary income tax at the time the restrictions lapse, unless the recipient elects to accelerate recognition as of the date of grant; (ii) restricted stock unit awards are generally subject to ordinary income tax at the time of payment; and (iii) stock awards are generally subject to ordinary income tax at the time of grant. In each of the foregoing cases, the Company will generally be entitled to a corresponding federal income tax deduction at the same time the participant recognizes ordinary income.

Deductibility Limit on Compensation in Excess of $1 Million

Section 162(m) of the Code generally limits the deductible amount of total annual compensation paid by a public company to each "covered employee" (the chief executive officer and the three other most highly compensated executive officers of the Company other than the chief financial officer) to no more than $1 million. Excluded from total compensation for this purpose is compensation that is "performance-based" within the meaning of Section 162(m) of the Code. As noted above, performance-based awards granted under the Amended 2010 LTI Plan are intended to be excluded from computation of the $1 million limitation. If approved by the Company's shareholders, the Amended 2010 LTI Plan will enable the Compensation Committee to grant awards that will be exempt from the deduction limits of Section 162(m).

Tax Treatment of Awards to Non-Employee Directors and to Employees Outside the United States

The grant and exercise of options and awards under the Amended 2010 LTI Plan to non-employee directors and to employees outside the United States may be taxed on a different basis.

Vote Required for Approval

Shareholder approval of the Amended 2010 LTI Plan requires the affirmative vote of a majority of the shares of Janus' common stock present in person or represented by proxy and entitled to vote on the proposal, provided that the total votes cast represent more than 50 percent of the voting power of the Outstanding Votes. Votes "for" and "against" and abstentions count as votes cast, while broker non-votes do not count as votes cast but count as Outstanding Votes. Thus, the total sum of NYSE Votes Cast must be greater than 50 percent of the total Outstanding Votes, and the number of votes "for" the proposal must be greater than 50 percent of the NYSE Votes Cast. As a result, abstentions have the same effect as a vote against the proposal. Brokers do not have discretionary authority to vote shares on this proposal without direction from the beneficial owner, so broker non-votes could impair our ability to satisfy the requirement that the NYSE Votes Cast represent more than 50 percent of the Outstanding Votes.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE
"FOR" PROPOSAL NO. 4, APPROVING THE AMENDMENT TO THE JANUS
2010 LONG-TERM INCENTIVE STOCK PLAN

EQUITY COMPENSATION PLAN INFORMATION

The following table presents information, determined as of February 27, 2012, about outstanding awards and shares remaining available for issuance under the Company's equity-based long-term incentive plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity comp plans approved by shareholders (1)	12,801,343	$14.05	[1,346,411	] (4)

Equity comp plans not approved by shareholders (2)	1,850,034	$14.41	[1,000,000	]

Total (3)	14,651,377	$14.10	[2,346,411	]

(1)
Consists of the 1998 Long-Term Incentive Stock Plan ("1998 LTI Plan"), the 2005 LTI Plan and the 2010 LTI Plan.

(2)
Consists of the 2004 EIA Plan and the 2012 EIA Plan (collectively the "EIA Plans"). In accordance with the NYSE rules, the EIA Plans only permit awards to newly hired employees of the Company or its subsidiaries to induce them to become employed by a Janus entity. Any award granted under the EIA Plans requires the issuance of a press release and NYSE notification of the additional shares being issued. The EIA Plans have not been approved by the Company's shareholders.

(3)
Weighted average remaining term for outstanding stock options as of the Record Date was [2.97] years.

(4)
As of the Record Date, approximately [702,836] stock options and [1,533] shares of restricted stock were available for future issuance under the 2005 LTI Plan, and zero (0) shares of common stock were available for future issuance under the 1998 LTI Plan. As of the Record Date, approximately [642,042] shares were available for future issuance under the 2010 LTI Plan. Also, Janus had [5,220,065] shares of unvested restricted stock and restricted stock unit awards outstanding as of the Record Date.

PROPOSAL NO. 5 – NON-BINDING ADVISORY VOTE TO APPROVE EXECUTIVE
COMPENSATION (SAY ON PAY VOTE)

In deciding how to vote on this proposal, our Board of Directors and the Compensation Committee urge you to consider how we responded to last year's say on pay vote, which is more fully described in the "Compensation Discussion and Analysis" section beginning on page [31].

Background

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), we seek a non-binding advisory vote from our shareholders to approve the compensation of our NEOs as described in the "Compensation Discussion and Analysis" section beginning on page [31] and the "Executive Compensation" section beginning on page [51]. This proposal is also referred to as the say on pay vote. At our 2011 annual shareholders meeting, we submitted non-binding advisory votes to our stockholders to approve our executive compensation and to determine the frequency of our future say on pay votes. A majority of our shareholders approved an annual say on pay vote, and the Board of Directors agreed with the shareholders and determined that it would submit a say on pay vote to our shareholders annually.

Response to the 2011 Say on Pay Vote

To better understand the reasons behind the 2011 say on pay vote outcome, management had discussions of our compensation practices with shareholders. We made material changes to our compensation approach as a result of our review of our compensation programs and feedback received from our shareholders in 2011 and early 2012:

  •
  New CEO Performance-Based Equity Compensation in 2011.  33 percent of Mr. Weil's 2011 equity grants were in the form of performance share unit awards that vest only if our stock price increases from the date of grant by at least 27 percent and 58 percent, respectively. (At time of grant, our stock price closed at $6.31.) These awards are more fully described on page [40]. Previously, Mr. Weil's long-term incentive award grants were in the form of restricted stock and stock options with time-based vesting.

  •
  New CEO Performance-Based Compensation Component for 2012.  A portion of Mr. Weil's 2012 variable compensation will be determined formulaically based on our year-over year change in operating income. Previously, all of Mr. Weil's variable compensation was determined at the discretion of the Compensation Committee based upon individual and Company performance, and other factors described in this CD&A.

  •
  Future Annual CEO Compensation is Capped.  Mr. Weil's future annual compensation opportunity is currently capped at $10 million, which the Compensation Committee believes will provide him with a competitive and reasonable compensation opportunity, subject to performance. This maximum amount was also chosen as it was Mr. Weil's target compensation level at the time of his hiring. Therefore, the prior target compensation is now a ceiling.

  •
  Change in Our Company-Wide Variable Compensation Pool – Now Based on Our Profits.  Beginning in 2011, our overall variable compensation pool for most employees is funded based on pre-incentive operating income. We believe that pre-incentive operating income is a key value-driver for shareholders. Also, this is a performance measure that our executives can more directly impact than many other performance metrics. Previously our variable compensation pools were determined at the discretion of the Compensation Committee based upon operating results and the achievement of financial and strategic objectives. We exclude the CEO and CFO and two other officers from this pool in order to manage potential conflicts of interest, but we anticipate that the variable compensation of the excluded officers will continue to be impacted by this performance metric. Our new variable compensation pool is discussed in more detail on page [46].

  •
  Evaluation by New Independent Compensation Consultant.  The Compensation Committee engaged Semler Brossy in 2011 as one of its independent compensation consultants to assist the Compensation Committee in evaluating our CEO's compensation arrangements. Semler Brossy is a highly respected and experienced compensation consulting firm that has the experience and perspective to help the Compensation Committee evaluate and implement compensation strategies.

  •
  Enhanced Proxy Disclosure.  We have included additional information concerning our compensation practices in this Proxy Statement to better address our shareholders questions.

  •
  Director Equity Grants Now Include Time-Based Vesting.  All Board of Director equity awards, including annual retention awards, now include at least a three-year vesting schedule. (Previously these awards were immediately vested at grant.)

Material Reduction in CEO Compensation

As a result of our compensation changes and Company performance in 2011, Mr. Weil's total 2011 compensation was reduced to $6 million, leading to:

  •
  A 70 percent reduction in year-over year-change from his 2010 total compensation from that reported in our 2011 proxy statement

  •
  A 40 percent reduction from his total 2010 compensation if his one-time 2010 employment inducement award is excluded

Our Compensation Philosophy and Practices

As discussed in the "Compensation Discussion and Analysis" section beginning on page [31], we design our executive officer compensation programs to provide variable compensation opportunities to our key executives that reflect both Company performance and individual responsibilities and contributions, along with the alignment of that compensation with the interests of public and fund shareholders. The compensation programs are also designed to attract, motivate and retain the key executives who drive our success.

More specifically:

  •
  92 percent of our CEO's total compensation opportunity in 2011 was incentive-based or "at-risk" pay.

  •
  Our executives are expected to hold four times his or her base salary in the form of Janus equity and mutual funds.

  •
  We have a one-year holding period on any earned performance share units.

  •
  Incentive-based or at-risk pay represents approximately 85 percent of our other NEOs' total compensation opportunity.

  •
  None of our NEOs have excise tax-gross up rights.

  •
  We mitigate excessive risk taking by implementing clawback provisions and long-term incentive award granting procedures, prohibiting speculative trading/hedging transactions, and identifying risk with robust Board and management processes.

  •
  We do not provide excessive perquisites.

  •
  None of our change-in-control agreements provide for "single trigger" cash severance benefits, and we no longer grant long-term incentive awards with "single trigger" vesting on a change in control as of December 30, 2011.

  •
  Our clawback policy allows the Company to recapture long-term incentive awards paid to an executive who engages in financial misconduct.

  •
  We terminated the payment of dividends on unvested or unearned performance share awards.

  •
  Our long-term incentive stock plans do not allow repricing or replacing of underwater stock options without shareholder approval.

The above description of Janus' compensation philosophy and programs is supported by the 2011 pay levels for its NEOs. Although Janus' operating income increased 11 percent in 2011 and significant strides were made with respect to our long-term strategic objectives, the Compensation Committee determined that our CEO's total compensation should be reduced by 70 percent from his 2010 total compensation (or 40 percent reduction if you exclude our CEO's employment inducement award) in recognition of total Company long-term net outflows and investment performance challenges in our Large Cap Growth strategies. Janus' accomplishments and challenges in 2011 are more fully described in the "Compensation Discussion and Analysis" section, starting on page [31].

For the above noted reasons, our Board of Directors urges you to approve the following resolution:

    RESOLVED, that the shareholders approve, on a non-binding advisory basis, the compensation of the Company's named executive officers, as disclosed in the "Compensation Discussion and Analysis" section, the compensation tables, and any related material disclosed in this Proxy Statement.

Effect of Say on Pay Vote

Although the below vote is non-binding, the Board of Directors and the Compensation Committee value constructive dialogue on compensation and other important governance topics with our shareholders. As was the case in the wake of the 2011 say on pay vote, our Board of Directors and the Compensation Committee will carefully review the 2012 say on pay voting results and seek to determine the causes of any significant negative voting results to better understand stockholder issues and concerns with our executive compensation. Stockholders who want to communicate with our Board of Directors or management should refer to "Communications with the Board of Directors" on page [19] of this Proxy Statement for additional information. However, the say on pay vote is not to be construed as overruling a decision by the Company or its Board of Directors, and that the non-binding vote does not create or imply any change to the fiduciary duties of the Company or its Board of Directors.

Vote Required for Approval

Approval of Proposal No. 5 requires the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on this proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes, if any, will have no effect on the adoption of this proposal.

Recommendation

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE COMPENSATION DISCUSSION AND ANALYSIS SECTION, THE COMPENSATION TABLES AND THE RELATED DISCLOSURE CONTAINED IN THIS PROXY STATEMENT

ITEM NO. 6: SHAREHOLDER PROPOSAL FOR INDEPENDENT CHAIRMAN POLICY

We have received a shareholder proposal from the AFSCME Employees Pension Plan ("AFSCME"), 1625 L Street, N.W., Washington, DC 20036. AFSCME has requested that we include the following proposal and supporting statement in our Proxy Statement for the Annual Meeting, and if properly presented at the Annual Meeting, this proposal will be voted on at the Annual Meeting. AFSCME owned 1,426 shares of our common stock as of the date it submitted its proposal. The shareholder proposal and supporting statement are quoted verbatim in italics below.

Although our Board of Directors does not agree with AFSCME's supporting statement as it is intended to apply to Janus, our Board of Directors has determined to remain NEUTRAL on the adoption of the resolution proposed below but asks shareholders to consider our Board's statement, which follows the shareholder proposal.

          RESOLVED: That shareholders of Janus Capital Group ("Janus" or the "Company") ask the Board of Directors to adopt a policy that the Board's Chairman be an independent director according to the definition set forth in the New York Stock Exchange listing standards, unless Janus common stock ceases being listed there and is listed on another exchange, at which point, that exchange's standard of independence should apply. If the Board determines that a Chairman who was independent when he or she was selected is no longer independent, the Board shall promptly select a new Chairman who satisfies this independence requirement. Compliance with this requirement may be excused if no director who qualifies as independent is elected by shareholders or if no independent director is willing to serve as Chairman. This independence requirement shall apply prospectively so as not to violate any Company contractual obligation at the time this resolution is adopted.

  SUPPORTING STATEMENT

          Janus' former CEO, Steven Scheid, also serves as chairman of the Company's board of directors. We believe a former CEO as chairman weakens a corporation's governance which can harm shareholder value. Having a former CEO serve as chairman is often called the apprentice model, and studies show the apprentice model can lead to underperformance. A 2010 study found apprenticed CEOs underperformed non-apprenticed CEOs on average (CEO Succession 2000-2009: A Decade of Convergence and Compression, Booz & Co. Summer 2010), while a 2007 study found that CEOs who served while the previous CEO was chairman performed significantly worse for investors from 1998-2006 (The Era of the Inclusive Leader, Booz Allen Hamilton, Summer 2007).

          In our view, shareholder value is enhanced by an independent board chair who can provide a balance of power between the CEO and the board, and support strong board leadership. The primary duty of a board of directors is to oversee the management of a company on behalf of its shareholders. But if a CEO also serves as chair, we believe this presents a conflict of interest that can result in excessive management influence on the board and weaken the board's oversight of management.

          An independent board chair has been found in academic studies to improve the financial performance of public companies. A 2007 Booz & Co. study found that in 2006, all of the underperforming North American companies whose CEOs had long tenure lacked an independent board chair (The Era of the Inclusive Leader, Booz Allen Hamilton, Summer 2007). A more recent study found worldwide, companies are now routinely separating the jobs of chair and CEO: in 2009 less than 12 percent of incoming CEOs were also made chair, compared with 48 percent in 2002 (CEO Succession 2000-2009: A Decade of Convergence and Compression, Booz & Co. Summer 2010).

          We believe that independent board leadership would be particularly constructive at Janus, where in 2011 only 42 percent of shareholders supported the advisory vote on executive compensation.

          We urge shareholders to vote for this proposal.

Statement of Our Board

Our Board of Directors has considered the shareholder proposal set forth above relating to an independent chairman policy. It is important to note that both our current Chairman of the Board, Mr. Steven L. Scheid, and his successor Chairman, Glenn S. Schafer, are independent under the NYSE rules. Also, the Board of Directors does not believe that we fall under the "apprentice model" described in the shareholder's supporting statement as our current CEO, Mr. Richard Weil, did not take over as CEO directly after Mr. Scheid and Mr. Scheid has not been our CEO for more than five years. Notwithstanding these points, our Board of Directors has determined not to oppose the proposal and to make no voting recommendation to shareholders. The proposal, which is advisory in nature, would constitute a recommendation to the Board of Directors if approved by shareholders. The Board of Directors recognizes that chairman independence is a controversial topic and believes that there are valid arguments in favor of, and in opposition to, adopting an independent chair policy. The Board of Directors wants to use this proposal as an opportunity for shareholders to express their views on this subject without being influenced by any recommendation the Board of Directors might make.

Supporters of an independent chairman policy often make arguments such as those set forth above in the shareholder's supporting statement. Opponents of establishing a formal independent chairman policy contend, among other things, that such a policy reduces the flexibility of the Board of Directors, particularly with respect to the critical functions of succession planning and recruiting and also in the event of an extraordinary event.

In addition to the above, we wanted to highlight that we believe Janus has strong governance provisions in place to ensure independent oversight of the CEO:

  •
  Our current Chairman of the Board and our successor Chairman are independent under the NYSE rules

  •
  Only one member of management, our CEO, is a member of the Board of Directors

  •
  All of the other Board members meet the independence requirements of the NYSE and our Corporate Governance Guidelines

  •
  All of the Board committees are composed of independent directors, and Mr. Scheid does not serve as a member of any of the Board committees

  •
  Various committees, composed entirely of independent directors, perform oversight functions that are independent of management

  •
  Independent directors meet in executive session at each Board meeting without any members of management being present

The shareholder proposal gives you as a shareholder the opportunity to cast a non-binding vote. While the resolution is non-binding and will not, by itself, cause an independent chair policy to be adopted by our Board of Directors, the shareholders' response to this proposal will be taken into consideration by the Board of Directors when making future decisions about Janus' corporate governance policies related to the Chairman and the CEO.

Vote Required for Approval

Approval of Item No. 6 requires the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on this proposal. Abstentions will have the same effect as votes against this proposal. Broker non-votes, if any, will have no effect on the adoption of this proposal.

Recommendation:

    THE BOARD OF DIRECTORS HAS DETERMINED TO REMAIN NEUTRAL ON THE ABOVE SHAREHOLDER PROPOSAL AND TO MAKE NO VOTING RECOMMENDATION TO SHAREHOLDERS

 LEGAL PROCEEDINGS

For information concerning legal proceedings involving the Company, please see our financial statements, including Item 3 and Note 16 to the consolidated financial statements, each included in our Annual Report on Form 10-K, filed on February 27, 2012.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and beneficial owners of more than 10 percent of our equity securities to file reports of holdings and transactions in our equity securities with the SEC and the NYSE generally within two business days of a reportable transaction. As a practical matter, the Company seeks to assist its directors and executives by monitoring transactions and completing and filing reports on their behalf. Based solely on its review of Section 16 reports prepared by or furnished to the Company, we believe that all Section 16(a) SEC filing requirements applicable to our directors and executive officers for fiscal year 2011 were timely met, with the exception of the following: Mr. Augustus Cheh's new hire grant was reported late due to a change in his start date that was not communicated to the appropriate personnel in the Tax and Legal departments, and the annual equity grants in April to our Board of Directors were reported one day late due to an administrative oversight.

SHAREHOLDER PROPOSALS FOR THE 2013 ANNUAL MEETING

Under SEC rules, shareholders intending to present a proposal at our 2013 annual shareholders meeting ("2013 Annual Meeting") and have it included in our Proxy Statement pursuant to Rule 14a-8 promulgated under the Securities Exchange Act must submit the proposal in writing to our Secretary, Janus Capital Group Inc., 151 Detroit Street, Denver, Colorado 80206. We must receive the proposal no later than November 16, 2012.

Shareholders intending to present a proposal at the 2013 Annual Meeting but not include it in our Proxy Statement, and shareholders intending to nominate a person for election to the Board of Directors must comply with the requirements set forth in our Bylaws. The Bylaws require, among other things, that a shareholder must submit a written notice of intent to present such a proposal or to make such a nomination and set forth other information specified in the Bylaws. The notice must be received by our Secretary, Janus Capital Group Inc., 151 Detroit Street, Denver, Colorado 80206, no more than 120 days and no less than 90 days prior to the anniversary date of the immediately preceding year's annual meeting. Therefore, we must receive any such notice for the 2013 Annual Meeting no earlier than December 27, 2012, and no later than January 26, 2013. If the notice is received before December 27, 2012, or after January 26, 2013, it will be considered untimely and we will not be required to present the proposal or nominee for voting at the 2013 Annual Meeting. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal or nomination that does not comply with these and other applicable requirements.

HOUSEHOLDING

Under SEC rules, we are permitted to deliver a single copy of our Notice and, if requested, Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, called "householding," allows us to reduce the number of copies of these materials that we must print and mail. Even if householding is used, each shareholder will continue to receive, if requested, a separate proxy card or voting instruction card.

We are not householding with respect to this Proxy Statement for those shareholders who hold their shares directly in their own names. If you share the same last name and address with another Company shareholder who also holds his or her shares directly, and you would each like to start householding for our Notice and, if requested, Proxy Statement (if you request it) for your respective accounts, then please contact us at Janus Capital Group Inc., 151 Detroit Street, Denver, Colorado 80206, Attention: Corporate Secretary, 888-834-2536.

Some brokers and nominees who hold Company shares on behalf of shareholders may be participating in the practice of householding the Notice and, if requested, the Proxy Statement for those shareholders. If your household received a single Notice and, if requested, Proxy Statement, but you would like to receive your own copy, please contact us at Janus Capital Group Inc., 151 Detroit Street, Denver, Colorado 80206, Attention: Corporate Secretary, 888-834-2536, and we will promptly send you a copy. If a broker or nominee holds Company shares on your behalf and you share the same last name and address with another shareholder for whom a broker or nominee holds Company shares, and together both of you would like to receive only a single copy of our Notice and, if requested, Proxy Statement, please contact ADP Investor Communication Services at 800-542-1061 and inform them of your request, or contact your broker or nominee as described in the voting instruction card or other information you received from your broker or nominee.

If you consent to householding, your election will remain in effect until you revoke it. Should you later revoke your consent, you will be sent separate copies of those documents that are mailed at least 30 days or more after receipt of your revocation.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement are available at www.proxyvote.com and on our website (http://ir.janus.com/sec.cfm).

APPENDIX [A]

PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION

Article FIFTH, subsections A, B and C of the Certificate of Incorporation is proposed to be amended as follows:

FIFTH. The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

  A.
  The business and affairs of the Corporation shall be managed by a Board of Directors consisting of not less than three (3) and no more than eighteen (18) persons. The exact number of directors within the minimum and maximum limitations specified in the preceding sentence shall be fixed exclusively from time to time by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board. Commencing at the annual meeting of stockholders held in calendar year 2012 (the "2012 Annual Meeting"), each director shall be elected annually for a term of one year and shall hold office until the next succeeding annual meeting; provided however, each director elected at the annual meeting of stockholders in calendar year 2010 shall hold office until the annual meeting of stockholders in calendar year 2013 and each director elected at the annual meeting of stockholders in calendar year 2011 shall hold office until the annual meeting of stockholders in calendar year 2014. ~~The directors, other than those who may be elected by the holders of any class or series of Preferred Stock, shall be divided into three classes as nearly equal in number as possible, with the term of office of the first class to expire at the conclusion of the 2001 annual meeting of stockholders, the term of office of the second class to expire at the conclusion of the 2002 annual meeting of stockholders and the term of office of the third class to expire at the conclusion of the 2003 annual meeting of stockholders. At each annual meeting of stockholders, successors to directors of the class whose terms then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting of stockholders.~~ In all such cases, each director shall hold office until his or her successor shall have been duly elected and qualified, or until his or her earlier resignation or removal. ~~If the number of directors is changed, any increase or decrease shall be so apportioned among the classes as to make all classes as nearly equal in number as possible.~~

  B.
  Subject to the rights of any holder of any class or series of Preferred Stock then outstanding, any vacancy on the Board of Directors (whether because of death, resignation, retirement, removal, an increase in the number of directors, or any other cause) shall be filled exclusively by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and any director so chosen shall hold office for a term expiring at the annual meeting of stockholders. Each director so chosen shall hold ~~at which the term of office~~ office until the next succeeding annual meeting ~~of the class to which he or she has been elected expires~~ and until his or her successor is duly elected and qualified ~~shall qualify~~, or until his or her earlier resignation or removal. ~~No decrease in the number of directors shall shorten the term of any incumbent director.~~

  C.
  Subject to the rights of holders of any class or series of Preferred Stock then outstanding, any director elected prior to the 2012 Annual Meeting ~~or the Whole Board,~~ may be removed from office by the stockholders only for cause and such removal shall require the affirmative vote of the majority of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors (the "Voting Stock"); PROVIDED, HOWEVER, that on and after the Trigger Date (as hereinafter defined in this Article FIFTH, Section D.2), a director may be removed from office for cause only by the affirmative vote of the holders of at least seventy percent (70%) of the Voting Stock. Any other director may be removed from office in accordance with Delaware Law.

APPENDIX [B]

LIPPER CHARTS

Janus Investment Fund ("JIF")			Lipper Rankings Based
			on Total Returns as of 12/31/11
			1-Year		3-Year		5-Year		10-Year		Since PM Inception
	PM Inception	Lipper Category	Percentile Rank (%)	Rank / Total Funds	Percentile Rank (%)	Rank / Total Funds	Percentile Rank (%)	Rank / Total Funds	Percentile Rank (%)	Rank / Total Funds	Percentile Rank (%)	Rank / Total Funds

Growth Funds – Share Class

Janus Fund – T	Oct-07	Large-Cap Growth Funds	87	659 / 758	79	522 / 660	70	395 / 571	68	246 / 364	71	427 / 602

Janus Forty Fund – S	Dec-07	Large-Cap Growth Funds	93	705 / 758	87	572 / 660	43	245 / 571	3	10 / 364	94	577 / 618

Janus Research Fund – T	Jan-06	Large-Cap Growth Funds	72	546 / 758	13	81 / 660	18	101 / 571	14	48 / 364	11	58 / 536

Janus Twenty Fund – T(1)	Dec-07	Large-Cap Growth Funds	95	720 / 758	86	568 / 660	31	177 / 571	2	7 / 364	88	544 / 618

INTECH US Growth Fund – S	Jan-03	Multi-Cap Growth Funds	15	75 / 510	51	217 / 427	62	215 / 347	–	– / –	79	206 / 262

Janus Enterprise Fund – T	Oct-07	Multi-Cap Growth Funds	38	191 / 510	17	70 / 427	20	68 / 347	10	23 / 236	16	60 / 385

Janus Triton Fund – T	Jun-06	Small-Cap Growth Funds	10	49 / 511	2	8 / 444	1	3 / 388	–	– / –	1	3 / 369

Janus Venture Fund – T(1)	Jul-10	Small-Cap Growth Funds	11	55 / 511	3	12 / 444	35	136 / 388	9	22 / 252	25	117 / 484

Core Funds – Share Class

Janus Growth and Income Fund – T	Nov-07	Large-Cap Core Funds	63	663 / 1064	27	255 / 956	67	549 / 825	62	309 / 498	74	644 / 873

Janus Contrarian Fund – T	Jun-11	Multi-Cap Core Funds	99	768 / 777	97	650 / 675	93	550 / 591	20	59 / 301	‡

INTECH US Core Fund – T	Feb-03	Large-Cap Core Funds	10	98 / 1064	20	189 / 956	30	241 / 825	–	– / –	13	74 / 599

Value Funds – Share Class

Perkins Large Cap Value Fund – I	Dec-08	Large-Cap Core Funds	47	492 / 1064	66	625 / 956	–	– / –	–	– / –	66	625 / 958

INTECH US Value Fund – I	Dec-05	Multi-Cap Value Funds	11	34 / 309	65	171 / 263	36	78 / 219	–	– / –	36	71 / 201

Perkins Mid Cap Value Fund – T	Aug-98	Multi-Cap Core Funds	48	371 / 777	56	376 / 675	8	43 / 591	5	13 / 301	2	2 / 147

Perkins Small Cap Value Fund – T	Feb-97	Small-Cap Core Funds	54	376 / 698	58	367 / 635	8	36 / 501	23	69 / 304	10	9 / 98

Perkins Value Plus Income – T	Jul-10	Mixed-Asset Target Allocation Moderate Funds	12	57 / 483	–	– / –	–	– / –	–	– / –	11	52 / 480

International/Global Funds – Share Class

INTECH International Fund – I	May-07	International Funds	51	655 / 1305	74	840 / 1145	–	– / –	–	– / –	54	492 / 923

Janus International Equity Fund – I	Jun-10	International Funds	54	695 / 1305	6	68 / 1145	4	30 / 874	–	– / –	70	866 / 1240

Janus Overseas Fund – T	Jun-03	International Funds	100	1301 / 1305	14	150 / 1145	28	240 / 874	9	43 / 487	3	11 / 547

Janus Worldwide Fund – T	Mar-11	Global Funds	83	532 / 640	53	258 / 495	69	233 / 340	97	160 / 165	‡

Janus Global Research Fund – T	Feb-05	Global Funds	46	290 / 640	10	45 / 495	6	20 / 340	–	– / –	6	16 / 277

Janus Global Select Fund – T	Dec-07	Global Funds	93	595 / 640	14	68 / 495	18	60 / 340	23	38 / 165	70	308 / 444

Perkins Global Value Fund – T	Apr-05	Global Funds	6	38 / 640	17	81 / 495	13	43 / 340	35	57 / 165	43	129 / 300

Janus Emerging Markets Fund – T	Dec-10	Emerging Markets Funds	78	331 / 428	–	– / –	–	– / –	–	– / –	82	339 / 417

Specialty Funds – Share Class

Janus Global Life Sciences Fund – T	Apr-07	Global Health/Biotechnology Funds	40	15 / 37	13	4 / 32	10	3 / 29	50	12 / 23	15	5 / 34

Janus Global Technology Fund – T	May-11	Global Science/Technology Funds	53	23 / 43	35	11 / 31	35	8 / 22	78	14 / 17	‡

Janus Global Real Estate Fund – I	Nov-07	Global Real Estate Funds	95	95 / 100	18	15 / 85	–	– / –	–	– / –	8	5 / 69

Janus Global Market Neutral Fund – I	Aug-06	Absolute Return – High	63	96 / 152	68	51 / 75	56	14 / 24	–	– / –	46	11 / 23

Asset Allocation – Share Class

Janus World Allocation Fund – I	Sep-08	Global Flexible Portfolio Funds	71	179 / 253	60	90 / 150	–	– / –	–	– / –	64	90 / 140

Janus Growth Allocation – T	Dec-05	Mixed-Asset Targe Allocation Growth Funds	95	510 / 539	26	129 / 503	25	109 / 436	–	– / –	12	46 / 413

Janus Balanced Fund – T	Apr-05	Mixed-Asset Target Allocation Moderate Funds	34	160 / 483	62	265 / 433	2	7 / 398	12	22 / 183	2	5 / 334

Janus Moderate Allocation – T	Dec-05	Mixed-Asset Target Allocation Moderate Funds	82	396 / 483	25	108 / 433	5	19 / 398	–	– / –	5	16 / 361

Janus Conservative Allocation – T	Dec-05	Mixed-Asset Targe Allocation Conservative Funds	66	289 / 438	27	104 / 397	5	16 / 320	–	– / –	4	10 / 274

Income Funds – Share Class

Janus High-Yield Fund – T	Dec-03	High Current Yield Funds	54	264 / 491	72	304 / 424	20	68 / 356	39	92 / 238	21	58 / 286

Janus Global Bond Fund – T	Dec-10	Global Income Funds	17	29 / 175	–	– / –	–	– / –	–	– / –	22	38 / 174

Janus Flexible Bond Fund – T	May-07	Intermediate Investment Grade Debt Funds	50	299 / 597	55	277 / 511	7	26 / 424	9	24 / 293	8	32 / 438

Janus Short-Term Bond Fund – T	May-07	Short Investment Grade Debt Funds	43	109 / 254	57	119 / 211	9	17 / 191	18	18 / 102	11	22 / 199

Data presented reflects past performance, which is no guarantee of future results.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads. If an expense waiver was in effect, it may have had a material effect on the total return or yield for the period.

Notes:

  (1)
  Closed to new investors.
  ‡
  In accordance with FINRA regulations, Lipper rankings cannot be publicly disclosed for time periods of less than one year.

Janus Aspen Series ("JAS") Institutional Shares			Lipper Rankings Based
			on Total Returns as of 12/31/11
			1-Year		3-Year		5-Year		10-Year		Since PM Inception
	PM Inception	Lipper Category	Percentile Rank (%)	Rank / Total Funds	Percentile Rank (%)	Rank / Total Funds	Percentile Rank (%)	Rank / Total Funds	Percentile Rank (%)	Rank / Total Funds	Percentile Rank (%)	Rank / Total Funds

Growth Funds

Janus Portfolio – Inst	Oct-07	VA Large-Cap Growth	82	198 / 243	77	173 / 224	61	121 / 198	58	77 / 133	57	117 / 205

Forty Portfolio – Inst	Dec-07	VA Large-Cap Growth	91	220 / 243	84	187 / 224	19	37 / 198	3	4 / 133	91	191 / 209

Enterprise Portfolio – Inst	Oct-07	VA Multi-Cap Growth	36	41 / 115	20	19 / 97	25	22 / 88	12	6 / 52	27	24 / 89

Core Funds

Balanced Portfolio – Inst	Apr-05	VA Mixed-Asset Target Alloc Moderate	25	53 / 219	46	79 / 173	1	1 / 122	7	4 / 61	2	1 / 93

Value Funds

Perkins Mid Cap Value Portfolio – Svc	Dec-02	VA Multi-Cap Core	55	124 / 226	50	99 / 197	4	5 / 154	–	– / –	4	3 / 86

International/Global Funds

International Growth Portfolio – Inst	Jun-03	VA International	100	303 / 305	7	16 / 260	10	21 / 215	7	8 / 131	2	3 / 166

Worldwide Portfolio – Inst	Mar-11	VA Global	85	115 / 135	65	79 / 122	74	67 / 90	90	45 / 49	‡

Global Technology Portfolio – Inst	May-11	VA Science & Technology	67	30 / 44	44	19 / 43	37	15 / 40	19	6 / 32	‡

Income Funds

Flexible Bond Portfolio – Inst	May-07	VA Intermediate Investment Grade Debt	35	32 / 92	38	32 / 85	4	3 / 76	11	5 / 46	2	1 / 77

Data presented reflects past performance, which is no guarantee of future results.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads. If an expense waiver was in effect, it may have had a material effect on the total return or yield for the period.

Note:

  ‡
  In accordance with FINRA regulations, Lipper rankings cannot be publicly disclosed for time periods of less than one year.

APPENDIX [C]

AMENDMENT TO JANUS 2010 LONG-TERM STOCK INCENTIVE PLAN

The Janus Capital Group Inc. 2010 Long-Term Incentive Stock Plan, as amended (the "Plan"), is hereby amended as follows, effective April 26, 2012:

  1.
  The first sentence of Section 4.1 of the Plan hereby is amended by deleting it and replacing it with the following sentence:

    Number of Shares Available for Grants.    Subject to adjustment as provided in Section 4.2, the number of Shares hereby reserved for issuance under the Plan shall be [13,400,0001].

  2.
  The third sentence of Section 4.1 of the Plan hereby is amended by deleting it and replacing it with the following sentence:

    The number of Shares for which Awards may be granted to any Grantee on any Grant Date, when aggregated with the number of Shares for which Awards have previously been granted to such Grantee in the same calendar year, shall not exceed one percent (1%) of the total Shares outstanding as of such Grant Date; provided, however, that the total number of Shares for which Awards may be granted to any Grantee in any calendar year shall not exceed 1,000,000.

  3.
  Except as amended above, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, Janus Capital Group Inc. has executed this Amendment as of this [26]th day of April, 2012.

Janus Capital Group Inc.
By:

ATTEST:

1
This includes the 4,400,000 shares originally approved by our shareholders in 2010.

1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 000000000000 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 . x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date CONTROL # SHARES 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0000127263_1 R1.0.0.11699 JANUS CAPITAL GROUP INC. 151 DETROIT STREET DENVER, CO 80206 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information by 11:59pm Eastern time on April 25, 2012. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions by 11:59pm Eastern time on April 25, 2012. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 1. Approval of an Amendment to the Janus Capital Group Inc. Certificate of Incorporation to provide for the annual election of directors 2a. Election of Director: Timothy K. Armour 2b. Election of Director: J. Richard Fredericks 2c. Election of Director: Lawrence E. Kochard 3. Ratify the appointment of Deloitte & Touche LLP as the Janus Capital Group Inc. Independent Auditor for fiscal year 2012 4. Approval and Adoption of an Amendment to the Janus Capital Group Inc. 2010 Long-Term Incentive Stock Plan 5. Approve, by non-binding advisory vote, the compensation of the Named Executive Officers (Say-on-Pay) The Board of Directors does not have a recommendation for voting on the following proposal: For Against Abstain 6. Non-binding advisory vote on shareholder Proposal for Independent Chairman Policy NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

0000127263_2 R1.0.0.11699 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/ are available at www.proxyvote.com . JANUS CAPITAL GROUP INC. Annual Meeting of Shareholders April 26, 2012 10:00 AM This proxy is solicited by the Board of Directors By signing the proxy, you revoke all prior proxies and appoint Richard M. Weil and Bruce L. Koepfgen, and each acting in the absence of the other, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting of Shareholders and all adjournments or postponements. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side